RBC Global Equity Funds Prospectus

November 22, 2016, as supplemented February 1, 2017

RBC Emerging Markets Equity Fund
Class R6:	RREMX

RBC Global Opportunities Fund
Class R6:	RGORX

RBC International Opportunities Fund
Class R6:	RIORX

As with all mutual funds, the U.S. Securities and Exchange Commission (“SEC“) has not approved or disapproved the Fund shares described in this Prospectus or determined whether this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

Table of Contents

Fund Summaries
This Prospectus describes the global equity funds (the “Funds” or each a “Fund”) offered by RBC Funds Trust. Carefully review this important section, which summarizes the Funds’ investment objectives, principal investment strategies and risks, past performance, and fees.	1	RBC Emerging Markets Equity Fund
	6	RBC Global Opportunities Fund
	11	RBC International Opportunities Fund
	16	Important Additional Information

More on the Funds’ Investment Objectives, Principal Investment Strategies and Principal Risks
	17	Investment Objectives
	17	Principal Investment Strategies
	18	Investing for Temporary Defensive Purposes
	18	Principal Risks
	21	Additional Risks

Management
The Funds are managed by RBC Global Asset Management (U.S.) Inc. (“RBC GAM (U.S.)” or the “Advisor”) and are sub-advised by RBC Global Asset Management (UK) Limited (the “Sub-Advisor”).	23	Investment Advisor
	24	Investment Sub-Advisor
	24	Portfolio Managers

Shareholder Information
Review this section for details on how shares are valued, how to purchase, sell and exchange shares, related charges and payments of dividends and distributions.	25	Pricing of Fund Shares
	27	Investment Minimums
	27	Additional Policies About Transactions
	29	Instructions for Opening an Account
	30	Instructions for Purchasing and Adding to Your Shares
	30	Dividends and Distributions and Directed Dividend Option
	31	Selling Your Shares
	32	Instructions for Selling Shares (Redemptions)
	33	Additional Policies on Selling Shares (Redemptions)
	34	Exchanging Your Shares
	34	Additional Policies on Exchanges
	35	Additional Shareholder Services
	35	Market Timing and Excessive Trading
	36	Disclosure of Portfolio Holdings
	37	Distribution Arrangements/Sales Charges
	37	Dividends, Distributions and Taxes
	38	Organizational Structure

Financial Highlights
39

Privacy Policy
42

Back Cover
Where to Learn More About the Funds

Fund Summary	RBC Emerging Markets Equity Fund

Investment Objective

The Fund seeks to provide long-term capital growth.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Class R6
Shareholder Fees (fees paid directly from your investment)	none

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.95%
Other Expenses	0.94%
Acquired Fund Fees and Expenses	0.01%
Total Annual Fund Operating Expenses	1.90%
Fee Waiver and/or Expense Reimbursement[1]	(1.01)%
Total Annual Fund Operating Expenses after Fee Waiver and/or Expense Reimbursement	0.89%

1	The Advisor has contractually agreed to waive fees and/or pay operating expenses in order to limit the Fund’s total expenses (excluding distribution fees, brokerage and other investment-related costs, interest, taxes, dues, fees and other charges of governments and their agencies, extraordinary expenses such as litigation and indemnification, other expenses not incurred in the ordinary course of the Fund’s business and acquired fund fees and expenses) to 0.88% of the Fund’s average daily net assets for Class R6. This expense limitation agreement is in place until July 31, 2018 and may not be terminated by the Advisor prior to that date. The expense limitation agreement may be revised or terminated by the Fund’s board of trustees if the board consents to a revision or termination as being in the best interests of the Fund. The Advisor is entitled to recoup from the Fund or class the fees and/or operating expenses during any of the previous 3 years, provided the Fund is able to do so and remain in compliance with the expense limitation in place at the time the fees were waived or expenses paid. The Fund may not, however, recapture prior year expenses incurred under previous expense cap arrangements solely because of an increase in the current year’s expense cap. In addition, the Advisor has contractually agreed to waive fees and/or pay operating expenses through October 31, 2017 for the Fund in order to maintain net annual fund operating expenses to 0.725% of the Fund’s average daily net assets for Class R6 shares.

Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The costs for the Fund reflect the net expenses of the Fund that result from the contractual expense limitation in the first year only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Class R6
One Year	$91
Three Years	$499
Five Years	$932
Ten Years	$2,140

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 19% of the average value of its portfolio.

Fund Summary	RBC Emerging Markets Equity Fund

Principal Investment Strategies

The Fund seeks to achieve its investment objective by investing, under normal circumstances, at least 80% of its assets in equity securities and/or investments that provide exposure to equity securities of issuers tied to emerging market countries that are considered by the Fund to have the potential to provide long-term capital growth.

A security is economically tied to an emerging market country if it is issued by a foreign government (or any political subdivision, agency, authority or instrumentality of such government) or corporation and the security is principally traded on the emerging market country’s securities markets, or the issuer principally operates in the emerging market country, derives a significant percentage of its income from its operation within the emerging market country, or has a significant percentage of its assets in the emerging market country. The Fund may consider classifications by the World Bank, the International Finance Corporation or the United Nations (and its agencies) in determining whether a country is emerging or developed. Currently, emerging market countries include, but are not limited to, countries in Asia (excluding Japan), Africa, Eastern Europe, the Middle East, and Latin America.

The equity securities in which the Fund may invest include, but are not limited to, common stock, preferred stock, convertible securities, American Depositary Receipts, European Depositary Receipts, Global Depositary Receipts, participation notes, warrants and rights.

The Fund will normally invest in a portfolio of equity securities denominated in both the U.S. Dollar and currencies of other developed countries, and in currencies of the local emerging market countries. Currencies of developed countries include: U.S. Dollar, Canadian Dollar, Euro, GB Pound and Japanese Yen. Local currencies can be defined as the currency of the issuer based in emerging market countries worldwide (e.g. Brazil bonds issued in Brazilian Real).

Principal Risks

The value of your investment in the Fund will change daily, which means that you could lose money. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. By itself, the Fund is not a balanced investment program. There is no guarantee that the Fund will meet its goal. The principal risks of investing in the Fund include:

Active Management Risk. The Fund is actively managed and its performance therefore will reflect in part the Sub-Advisor’s ability to make investment decisions that are suited to achieve the Fund’s investment objective.

Currency Risk. Changes in foreign currency exchange rates will affect the value of the Fund’s securities and the price of the Fund’s shares. Generally, when the value of the U.S. Dollar rises in value relative to a foreign currency, an investment in that country loses value because that currency is worth fewer U.S. Dollars. Devaluation of a currency by a country’s government or banking authority also may have a significant impact on the value of any investments denominated in that currency. Currency markets generally are not as regulated as securities markets.

Custodial Risk. The Fund may invest in markets where custodian and/or settlement systems are not fully developed. The assets of the Fund which are traded in such markets and which have been entrusted to sub-custodians, in circumstances where the use of such sub-custodians is necessary, may be exposed to risk in circumstances whereby the custodian will have no liability.

Emerging Markets Risk. The Fund primarily invests in emerging markets. The securities markets of most emerging market countries are less liquid, are especially subject to greater price volatility, have smaller market capitalizations, have less government regulation and are not subject to as extensive and frequent accounting, financial and other reporting requirements as the securities markets of more developed countries. These risks are not normally associated with investments in more developed countries.

Fund Summary	RBC Emerging Markets Equity Fund

Equity Market Risk. Equity securities represent an ownership interest, or the right to acquire an ownership interest, in an issuer. The values of equity securities, such as common stocks and preferred stocks, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally.

Foreign Risk. Foreign securities may be subject to risk of loss because of less foreign government regulation, less public information and less economic, political and social stability in these countries. Loss may also result from the imposition of exchange controls, confiscations and other government restrictions, or from problems in registration, settlement or custody. Foreign risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. Additionally, foreign securities and dividends and interest payable on those securities may be subject to foreign taxes, including taxes withheld from payments on those securities.

Issuer/Credit Risk. There is a possibility that issuers of securities in which the Fund may invest may default on the payment of interest or principal on the securities when due, which could cause the Fund to lose money.

Liquidity Risk. The Fund may be subject to the risk that a particular investment may be difficult to purchase or sell and that the Fund may be unable to sell illiquid securities (including securities deemed liquid at the time of purchase that subsequently became less liquid) at an advantageous time or price or achieve its desired level of exposure to a certain sector.

Market Risk. The markets in which the Fund invests may go down in value, sometimes sharply and unpredictably. The success of the Fund’s investment program may be affected by general economic and market conditions, such as interest rates, availability of credit, inflation rates, economic uncertainty, changes in laws, and national and international political circumstances. Unexpected volatility or illiquidity could impair the Fund’s profitability or result in losses. A Fund’s investments may be overweighted from time to time in one or more sectors, which will increase the Fund’s exposure to risk of loss from adverse developments affecting those sectors.

Valuation Risk. The Fund’s assets are comprised mainly of quoted investments where a valuation price can be obtained from an exchange or similarly verifiable source. However, there is a risk that where the Fund invests in unquoted and/or illiquid investments the values at which these investments are sold may be significantly different from the estimated fair values of these investments.

Performance Information

The bar chart and performance table provide an indication of the risks of an investment in the Fund by showing changes in performance from year to year and by showing how the Fund’s average annual total returns (before and after taxes) compare with those of a broad-based securities index. Because Class R6 Shares have not yet commenced operations as of the date of this Prospectus, the bar chart shows how the performance of the Fund’s Class I Shares has varied from year to year for the past two calendar years. Past performance (before and after taxes) does not indicate how the Fund will perform in the future. Updated information on the Fund’s performance can be obtained by visiting www.rbcgam.us or by calling 1-800-422-2766.

3

Fund Summary	RBC Emerging Markets Equity Fund

Annual Total Returns – Class I Shares

During the period shown in the chart for the Class I Shares of the Fund:
	Quarter	Year	Returns
Best quarter:	Q2	2014	6.76%
Worst quarter:	Q3	2015	(12.95)%

The year-to-date return of Class I shares as of September 30, 2016 was 13.76%.

Performance Table

The table below shows before and after-tax returns for Class I shares only. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements, such as qualified retirement plans. In some cases, returns after taxes on distributions and sale of Fund shares may be higher than returns before taxes because the calculations assume that the investor received a tax benefit for any loss incurred on the sale of the shares. The actual returns of the Class R6 Shares would have been higher than those shown because Class R6 Shares have lower expenses than Class I Shares. The inception date of Class I shares of the Fund is December 20, 2013.

Average Annual Total Returns (for the periods ended December 31, 2015)

	Past Year	Since Inception
Class I Before Taxes	(10.19)%	(0.23)%
Class I After Taxes on Distributions	(10.31)%	(0.84)%
Class I After Taxes on Distributions and Sale of Shares	(5.70)%	(0.33)%
MSCI Emerging Markets Net Index (reflects no deduction for fees, expenses or taxes; inception calculated from December 20, 2013)	(14.92)%	(7.99)%

Investment Advisor

RBC Global Asset Management (U.S.) Inc.

Investment Sub-Advisor

RBC Global Asset Management (UK) Limited

Portfolio Manager

The following individual is primarily responsible for the day-to-day management of the Fund’s portfolio:

4

Fund Summary	RBC Emerging Markets Equity Fund

●	Philippe Langham, Senior Portfolio Manager and Head, Emerging Market Equities of the Sub-Advisor, has been the portfolio manager of the Fund since 2013.

Tax Information

The Fund’s distributions generally are taxable to you as ordinary income, capital gains, or a combination of both, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account, in which case you may be taxed later upon withdrawal of your investment from such arrangement.

For important information about “Purchase and Sale of Fund Shares” and “Payments to Broker-Dealers and Other Financial Intermediaries,” please turn to “Important Additional Information” on page 16 of this Prospectus.

5

Fund Summary	RBC Global Opportunities Fund

Investment Objective

The Fund seeks to provide long-term capital growth.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Class R6
Shareholder Fees (fees paid directly from your investment)	none

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.85%
Other Expenses	3.12%
Total Annual Fund Operating Expenses	3.97%
Fee Waiver and/or Expense Reimbursement[1]	(2.97)%
Total Annual Fund Operating Expenses after Fee Waiver and/or Expense Reimbursement	1.00%

1	The Advisor has contractually agreed to waive fees and/or pay operating expenses in order to limit the Fund’s total expenses (excluding distribution fees, brokerage and other investment-related costs, interest, taxes, dues, fees and other charges of governments and their agencies, extraordinary expenses such as litigation and indemnification, other expenses not incurred in the ordinary course of the Fund’s business and acquired fund fees and expenses) to 1.00% of the Fund’s average daily net assets for Class R6. This expense limitation agreement is in place until July 31, 2018 and may not be terminated by the Advisor prior to that date. The expense limitation agreement may be revised or terminated by the Fund’s board of trustees if the board consents to a revision or termination as being in the best interests of the Fund. The Advisor is entitled to recoup from the Fund or class the fees and/or operating expenses during any of the previous 3 years, provided the Fund is able to do so and remain in compliance with the expense limitation in place at the time the fees were waived or expenses paid. The Fund may not, however, recapture prior year expenses incurred under previous expense cap arrangements solely because of an increase in the current year’s expense cap.

Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The costs for the Fund reflect the net expenses of the Fund that result from the contractual expense limitation in the first year only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Class R6
One Year	$102
Three Years	$936
Five Years	$1,788
Ten Years	$3,995

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 34% of the average value of its portfolio.

6

Fund Summary	RBC Global Opportunities Fund

Principal Investment Strategies

The Fund seeks to achieve its investment objective by primarily investing in equity securities of issuers located throughout the world, including both developed and emerging markets. The Fund will normally invest in equity securities of companies domiciled in at least three countries (one of which may be the United States). The Fund will invest in securities across all market capitalizations, although the Fund may invest a significant portion of its assets in companies of one particular market capitalization category.

The equity securities in which the Fund may invest include, but are not limited to, common stock, preferred stock, convertible securities, American Depositary Receipts, European Depositary Receipts, Global Depositary Receipts, participation notes, warrants and rights.

The Sub-Advisor uses a competitive dynamics assessment which considers a company’s business model, opportunity to take market share, access to growing end-markets, strength of management team, and fundamental valuation. The Sub-Advisor uses a disciplined risk management process to actively manage and diversify risk exposures (such as currency, market or geography) which permits long-term returns to be predominately driven by bottom-up fundamental stock selection.

The Fund diversifies its investments among a number of different countries throughout the world, including both developed and emerging markets. The Fund may consider classifications by the World Bank, the International Finance Corporation or the United Nations (and its agencies) in determining whether a country is emerging or developed. Currently, emerging market countries include, but are not limited to, countries in Asia (excluding Japan), Africa, Eastern Europe, the Middle East, and Latin America.

The Fund will normally invest in a portfolio of equity securities denominated in both the U.S. Dollar and currencies of other developed countries, and in currencies of the local emerging market countries. Currencies of developed countries include: U.S. Dollar, Canadian Dollar, Euro, GB Pound and Japanese Yen. Local currencies can be defined as the currency of the issuer based in emerging market countries worldwide.

Principal Risks

The value of your investment in the Fund will change daily, which means that you could lose money. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any other government agency. By itself, the Fund is not a balanced investment program. There is no guarantee that the Fund will meet its goal. The principal risks of investing in the Fund include:

Active Management Risk. The Fund is actively managed and its performance therefore will reflect in part the Sub-Advisor’s ability to make investment decisions that are suited to achieve the Fund’s investment objective.

Equity Market Risk. Equity securities represent an ownership interest, or the right to acquire an ownership interest, in an issuer. The values of equity securities, such as common stocks and preferred stocks, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally.

Foreign Risk. Foreign securities may be subject to risk of loss because of less foreign government regulation, less public information and less economic, political and social stability in these countries. Loss may also result from the imposition of exchange controls, confiscations and other government restrictions, or from problems in registration, settlement or custody. Foreign risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short

7

Fund Summary	RBC Global Opportunities Fund

periods of time. Additionally, foreign securities and dividends and interest payable on those securities may be subject to foreign taxes, including taxes withheld from payments on those securities.

Emerging Markets Risk. The securities markets of most emerging market countries are less liquid, are especially subject to greater price volatility, have smaller market capitalizations, have less government regulation and are not subject to as extensive and frequent accounting, financial and other reporting requirements as the securities markets of more developed countries. These risks are not normally associated with investments in more developed countries.

Currency Risk. Changes in foreign currency exchange rates will affect the value of the Fund’s securities and the price of the Fund’s shares. Generally, when the value of the U.S. Dollar rises in value relative to a foreign currency, an investment in that country loses value because that currency is worth fewer U.S. Dollars. Devaluation of a currency by a country’s government or banking authority also may have a significant impact on the value of any investments denominated in that currency. Currency markets generally are not as regulated as securities markets.

Market Risk. The markets in which the Fund invests may go down in value, sometimes sharply and unpredictably. The success of the Fund’s investment program may be affected by general economic and market conditions, such as interest rates, availability of credit, inflation rates, economic uncertainty, changes in laws, and national and international political circumstances. Unexpected volatility or illiquidity could impair the Fund’s profitability or result in losses. A Fund’s investments may be overweighted from time to time in one or more sectors, which will increase the Fund’s exposure to risk of loss from adverse developments affecting those sectors.

Liquidity Risk. The Fund may be subject to the risk that a particular investment may be difficult to purchase or sell and that the Fund may be unable to sell illiquid securities (including securities deemed liquid at the time of purchase that subsequently became less liquid) at an advantageous time or price or achieve its desired level of exposure to a certain sector.

Small Company Risk. The risk that the value of securities issued by a smaller company may go up or down, sometimes rapidly and unpredictably as compared to more widely held securities of larger companies, due to narrow markets and limited resources of smaller companies. The Fund’s investments in smaller companies subject it to greater levels of credit, market and issuer risk.

Geographic Focus Risk. The Fund may focus its investments in a region or small group of countries. As a result, the Fund’s performance may be subject to greater volatility than a more geographically diversified fund.

Issuer/Credit Risk. There is a possibility that issuers of securities in which the Fund may invest may default on the payment of interest or principal on the securities when due, which could cause the Fund to lose money.

Custodial Risk. The Fund may invest in markets where custodian and/or settlement systems are not fully developed. The assets of the Fund which are traded in such markets and which have been entrusted to sub-custodians, in circumstances where the use of such sub-custodians is necessary, may be exposed to risk in circumstances whereby the custodian will have no liability.

Valuation Risk. The Fund’s assets are comprised mainly of quoted investments where a valuation price can be obtained from an exchange or similarly verifiable source. However, there is a risk that where the Fund invests in unquoted and/or illiquid investments the values at which these investments are sold may be significantly different from the estimated fair values of these investments.

Performance Information

The bar chart and performance table provide an indication of the risks of an investment in the Fund by showing the Fund’s performance for its first year of operations and by showing how the Fund’s average annual total returns (before and after taxes) compare with those of a broad-based securities index. Because Class R6 Shares have not yet

8

Fund Summary	RBC Global Opportunities Fund

commenced operations as of the date of this Prospectus, the bar chart shows the Fund’s Class I Shares’ first year performance. Past performance (before and after taxes) does not indicate how the Fund will perform in the future. Updated information on the Fund’s performance can be obtained by visiting www.rbcgam.us or by calling 1-800-422-2766.

Annual Total Return – Class I Shares

During the period shown in the chart for the Class I Shares of the Fund:
	Quarter	Year	Returns
Best quarter:	Q4	2015	6.24%
Worst quarter:	Q3	2015	(6.45)%

The year-to-date return of Class I shares as of September 30, 2016 was 5.59%.

Performance Table

The table below shows before and after-tax returns for Class I shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements, such as qualified retirement plans. In some cases, returns after taxes on distributions and sale of Fund shares may be higher than returns before taxes because the calculations assume that the investor received a tax benefit for any loss incurred on the sale of the shares. The actual returns of the Class R6 Shares would have been higher than those shown because Class R6 Shares have lower expenses than Class I Shares. The inception date of Class I shares of the Fund is December 3, 2014.

Average Annual Total Returns (for the periods ended December 31, 2015)

	Past Year	Since Inception
Class I Before Taxes	4.30%	3.05%
Class I After Taxes on Distributions	4.00%	2.76%
Class I After Taxes on Distributions and Sale of Shares	2.68%	2.31%
MSCI All Country World Index (ACWI) (reflects no deduction for fees, expenses or taxes; inception calculated from December 3, 2014)	(2.36)%	(3.80)%

9

Fund Summary	RBC Global Opportunities Fund

Investment Advisor

RBC Global Asset Management (U.S.) Inc.

Investment Sub-Advisor

RBC Global Asset Management (UK) Limited

Portfolio Manager

The following individual is primarily responsible for the day-to-day management of the Fund’s portfolio:

●	Habib Subjally, Senior Portfolio Manager and Head, Global Equities of the Sub-Advisor, has been the portfolio manager of the Fund since 2014.

Tax Information

The Fund’s distributions generally are taxable to you as ordinary income, capital gains, or a combination of both, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account, in which case you may be taxed later upon withdrawal of your investment from such arrangement.

For important information about “Purchase and Sale of Fund Shares” and “Payments to Broker-Dealers and Other Financial Intermediaries,” please turn to “Important Additional Information” on page 16 of this Prospectus.

10

Fund Summary	RBC International Opportunities Fund

Investment Objective

The Fund seeks to provide long-term capital growth.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Class R6
Shareholder Fees (fees paid directly from your investment)	none

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.80%
Other Expenses	3.12%
Total Annual Fund Operating Expenses	3.92%
Fee Waiver and/or Expense Reimbursement[1]	(2.97)%
Total Annual Fund Operating Expenses after Fee Waiver and/or Expense Reimbursement	0.95%

1	The Advisor has contractually agreed to waive fees and/or pay operating expenses in order to limit the Fund’s total expenses (excluding distribution fees, brokerage and other investment-related costs, interest, taxes, dues, fees and other charges of governments and their agencies, extraordinary expenses such as litigation and indemnification, other expenses not incurred in the ordinary course of the Fund’s business and acquired fund fees and expenses) to 0.95% of the Fund’s average daily net assets for Class R6. This expense limitation agreement is in place until July 31, 2018 and may not be terminated by the Advisor prior to that date. The expense limitation agreement may be revised or terminated by the Fund’s board of trustees if the board consents to a revision or termination as being in the best interests of the Fund. The Advisor is entitled to recoup from the Fund or class the fees and/or operating expenses during any of the previous 3 years, provided the Fund is able to do so and remain in compliance with the expense limitation in place at the time the fees were waived or expenses paid. The Fund may not, however, recapture prior year expenses incurred under previous expense cap arrangements solely because of an increase in the current year’s expense cap.

Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The costs for the Fund reflect the net expenses of the Fund that result from the contractual expense limitation in the first year only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Class R6
One Year	$97
Three Years	$922
Five Years	$1,764
Ten Years	$3,951

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 35% of the average value of its portfolio.

11

Fund Summary	RBC International Opportunities Fund

Principal Investment Strategies

The Fund seeks to achieve its investment objective by primarily investing in equity securities of issuers located throughout the world, including both developed and emerging markets, excluding the U.S. The Fund will invest in securities across all market capitalizations, although the Fund may invest a significant portion of its assets in companies of one particular market capitalization category.

The equity securities in which the Fund may invest include, but are not limited to, common stock, preferred stock, convertible securities, American Depositary Receipts, European Depositary Receipts, Global Depositary Receipts, participation notes, warrants and rights.

The Sub-Advisor uses a competitive dynamics assessment which considers a company’s business model, opportunity to take market share, access to growing end-markets, strength of management team, and fundamental valuation. The Sub-Advisor uses a disciplined risk management process to actively manage and diversify risk exposures (such as currency, market or geography) which permits long-term returns to be predominately driven by bottom-up fundamental stock selection.

The Fund diversifies its investments among a number of different countries throughout the world, including both developed and emerging markets. The Fund may consider classifications by the World Bank, the International Finance Corporation or the United Nations (and its agencies) in determining whether a country is emerging or developed. Currently, emerging market countries include, but are not limited to, countries in Asia (excluding Japan), Africa, Eastern Europe, the Middle East, and Latin America.

The Fund will normally invest in a portfolio of equity securities denominated in currencies of foreign developed countries, and in currencies of the local emerging market countries. Currencies of developed countries include: Canadian Dollar, Euro, GB Pound and Japanese Yen. Local currencies can be defined as the currency of the issuer based in emerging market countries worldwide.

Principal Risks

The value of your investment in the Fund will change daily, which means that you could lose money. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any other government agency. By itself, the Fund is not a balanced investment program. There is no guarantee that the Fund will meet its goal. The principal risks of investing in the Fund include:

Active Management Risk. The Fund is actively managed and its performance therefore will reflect in part the Sub-Advisor’s ability to make investment decisions that are suited to achieve the Fund’s investment objective.

Equity Market Risk. Equity securities represent an ownership interest, or the right to acquire an ownership interest, in an issuer. The values of equity securities, such as common stocks and preferred stocks, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally.

Foreign Risk. Foreign securities may be subject to risk of loss because of less foreign government regulation, less public information and less economic, political and social stability in these countries. Loss may also result from the imposition of exchange controls, confiscations and other government restrictions, or from problems in registration, settlement or custody. Foreign risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. Additionally, foreign securities and dividends and interest payable on those securities may be subject to foreign taxes, including taxes withheld from payments on those securities.

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Fund Summary	RBC International Opportunities Fund

Emerging Markets Risk. The securities markets of most emerging market countries are less liquid, are especially subject to greater price volatility, have smaller market capitalizations, have less government regulation and are not subject to as extensive and frequent accounting, financial and other reporting requirements as the securities markets of more developed countries. These risks are not normally associated with investments in more developed countries.

Currency Risk. Changes in foreign currency exchange rates will affect the value of the Fund’s securities and the price of the Fund’s shares. Generally, when the value of the U.S. Dollar rises in value relative to a foreign currency, an investment in that country loses value because that currency is worth fewer U.S. Dollars. Devaluation of a currency by a country’s government or banking authority also may have a significant impact on the value of any investments denominated in that currency. Currency markets generally are not as regulated as securities markets.

Market Risk. The markets in which the Fund invests may go down in value, sometimes sharply and unpredictably. The success of the Fund’s investment program may be affected by general economic and market conditions, such as interest rates, availability of credit, inflation rates, economic uncertainty, changes in laws, and national and international political circumstances. Unexpected volatility or illiquidity could impair the Fund’s profitability or result in losses. A Fund’s investments may be overweighted from time to time in one or more sectors, which will increase the Fund’s exposure to risk of loss from adverse developments affecting those sectors.

Liquidity Risk. The Fund may be subject to the risk that a particular investment may be difficult to purchase or sell and that the Fund may be unable to sell illiquid securities (including securities deemed liquid at the time of purchase that subsequently became less liquid) at an advantageous time or price or achieve its desired level of exposure to a certain sector.

Small Company Risk. The risk that the value of securities issued by a smaller company may go up or down, sometimes rapidly and unpredictably as compared to more widely held securities of larger companies, due to narrow markets and limited resources of smaller companies. The Fund’s investments in smaller companies subject it to greater levels of credit, market and issuer risk.

Geographic Focus Risk. The Fund may focus its investments in a region or small group of countries. As a result, the Fund’s performance may be subject to greater volatility than a more geographically diversified fund.

Issuer/Credit Risk. There is a possibility that issuers of securities in which the Fund may invest may default on the payment of interest or principal on the securities when due, which could cause the Fund to lose money.

Custodial Risk. The Fund may invest in markets where custodian and/or settlement systems are not fully developed. The assets of the Fund which are traded in such markets and which have been entrusted to sub-custodians, in circumstances where the use of such sub-custodians is necessary, may be exposed to risk in circumstances whereby the custodian will have no liability.

Valuation Risk. The Fund’s assets are comprised mainly of quoted investments where a valuation price can be obtained from an exchange or similarly verifiable source. However, there is a risk that where the Fund invests in unquoted and/or illiquid investments the values at which these investments are sold may be significantly different from the estimated fair values of these investments.

Performance Information

The bar chart and performance table provide an indication of the risks of an investment in the Fund by showing the Fund’s performance for its first year of operations and by showing how the Fund’s average annual total returns (before and after taxes) compare with those of a broad-based securities index. Because Class R6 Shares have not yet commenced operations as of the date of this Prospectus, the bar chart shows the Fund’s Class I Shares’ first year performance. Past performance (before and after taxes) does not indicate how the Fund will perform in the future.

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Fund Summary	RBC International Opportunities Fund

Updated information on the Fund’s performance can be obtained by visiting www.rbcgam.us or by calling 1-800-422-2766.

Annual Total Return – Class I Shares

During the period shown in the chart for the Class I Shares of the Fund:
	Quarter	Year	Returns
Best quarter:	Q1	2015	5.04%
Worst quarter:	Q3	2015	(9.89)%

The year-to-date return of Class I shares as of September 30, 2016 was 2.42%.

Performance Table

The table below shows before and after-tax returns for Class I shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements, such as qualified retirement plans. In some cases, returns after taxes on distributions and sale of Fund shares may be higher than returns before taxes because the calculations assume that the investor received a tax benefit for any loss incurred on the sale of the shares. The actual returns of the Class R6 Shares would have been higher than those shown because Class R6 Shares have lower expenses than Class I Shares. The inception date of Class I shares of the Fund is December 3, 2014.

Average Annual Total Returns (for the periods ended December 31, 2015)

	Past Year	Since Inception
Class I Before Taxes	(0.44)%	(2.98)%
Class I After Taxes on Distributions	(0.84)%	(3.35)%
Class I After Taxes on Distributions and Sale of Shares	0.12%	(2.25)%
MSCI ACWI ex US Index (reflects no deduction for fees, expenses or taxes; inception calculated from December 3, 2014)	(5.66)%	(7.87)%

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Fund Summary	RBC International Opportunities Fund

Investment Advisor

RBC Global Asset Management (U.S.) Inc.

Investment Sub-Advisor

RBC Global Asset Management (UK) Limited

Portfolio Manager

The following individual is primarily responsible for the day-to-day management of the Fund’s portfolio:

●	Habib Subjally, Senior Portfolio Manager and Head, Global Equities of the Sub-Advisor, has been the portfolio manager of the Fund since 2014.

Tax Information

The Fund’s distributions generally are taxable to you as ordinary income, capital gains, or a combination of both, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account, in which case you may be taxed later upon withdrawal of your investment from such arrangement.

For important information about “Purchase and Sale of Fund Shares” and “Payments to Broker-Dealers and Other Financial Intermediaries,” please turn to “Important Additional Information” on page 16 of this Prospectus.

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Important Additional Information

Purchase and Sale of Fund Shares

You may purchase or redeem (sell) shares of the Funds by phone (1-800-422-2766), by mail (RBC Funds, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, WI 53201-0701) or by wire. The following table provides the Funds’ minimum initial and subsequent investment requirements, which may be reduced or modified in some cases.

Minimum Initial Investment:
Class R6	$250,000 for Institutional Investors[1] $0 for Eligible Investors[1]

Minimum Subsequent Investment:
Class R6	$0

1  For more information about Institutional Investors and Eligible Investors see “Additional Policies About Transactions” on page 27 in this Prospectus.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of a Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and/or the Advisor may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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More on the Funds’ Investment Objectives, Principal Investment Strategies and Principal Risks

Investment Objectives

Each Fund’s investment objective described in the “Fund Summary” section of this Prospectus is non-fundamental and may be changed by the Board of Trustees (“Board”) without shareholder approval.

Principal Investment Strategies

The information below describes in greater detail each Fund’s principal investment strategies. Each Fund will provide shareholders with at least 60 days’ prior notice of any changes in its 80% investment policy. A full discussion of all permissible investments can be found in the Funds’ Statement of Additional Information (“SAI”).

RBC Emerging Markets Equity Fund. The Fund seeks to achieve its investment objective by investing, under normal circumstances, at least 80% of its assets in equity securities and/or investments that provide exposure to equity securities of issuers tied to emerging market countries that are considered by the Fund to have the potential to provide long-term capital growth.

A security is economically tied to an emerging market country if it is issued by a foreign government (or any political subdivision, agency, authority or instrumentality of such government) or corporation and the security is principally traded on the emerging market country’s securities markets, or the issuer principally operates in the emerging market country, derives a significant percentage of its income from its operation within the emerging market country, or has a significant percentage of its assets in the emerging market country. The Fund may consider classifications by the World Bank, the International Finance Corporation or the United Nations (and its agencies) in determining whether a country is emerging or developed. Currently, emerging market countries include, but are not limited to, countries in Asia (excluding Japan), Africa, Eastern Europe, the Middle East, and Latin America.

The equity securities in which the Fund may invest include, but are not limited to, common stock, preferred stock, convertible securities, American Depositary Receipts, European Depositary Receipts, Global Depositary Receipts, participation notes, warrants and rights.

The Fund will normally invest in a portfolio of equity securities denominated in both the U.S. Dollar and currencies of other developed countries, and in currencies of the local emerging market countries. Currencies of developed countries include: U.S. Dollar, Canadian Dollar, Euro, GB Pound and Japanese Yen. Local currencies can be defined as the currency of the issuer based in emerging market countries worldwide (e.g. Brazil bonds issued in Brazilian Real).

RBC Global Opportunities Fund. The Fund seeks to achieve its investment objective by primarily investing in equity securities of issuers located throughout the world, including both developed and emerging markets. The Fund will normally invest in equity securities of companies domiciled in at least three countries (one of which may be the United States). The Fund will invest in securities across all market capitalizations, although the Fund may invest a significant portion of its assets in companies of one particular market capitalization category.

The equity securities in which the Fund may invest include, but are not limited to, common stock, preferred stock, convertible securities, American Depositary Receipts, European Depositary Receipts, Global Depositary Receipts, participation notes, warrants and rights.

The Sub-Advisor uses a competitive dynamics assessment which considers a company’s business model, opportunity to take market share, access to growing end-markets, strength of management team, and fundamental valuation. The Sub-Advisor uses a disciplined risk management process to actively manage and diversify risk exposures (such as currency, market or geography) which permits long-term returns to be predominately driven by bottom-up fundamental stock selection.

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More on the Funds’ Investment Objectives, Principal Investment Strategies and Principal Risks

The Fund diversifies its investments among a number of different countries throughout the world, including both developed and emerging markets. The Fund may consider classifications by the World Bank, the International Finance Corporation or the United Nations (and its agencies) in determining whether a country is emerging or developed. Currently, emerging market countries include, but are not limited to, countries in Asia (excluding Japan), Africa, Eastern Europe, the Middle East, and Latin America.

The Fund will normally invest in a portfolio of equity securities denominated in both the U.S. Dollar and currencies of other developed countries, and in currencies of the local emerging market countries. Currencies of developed countries include: U.S. Dollar, Canadian Dollar, Euro, GB Pound and Japanese Yen. Local currencies can be defined as the currency of the issuer based in emerging market countries worldwide.

RBC International Opportunities Fund. The Fund seeks to achieve its investment objective by primarily investing in equity securities of issuers located throughout the world, including both developed and emerging markets, excluding the U.S. The Fund will invest in securities across all market capitalizations, although the Fund may invest a significant portion of its assets in companies of one particular market capitalization category.

The equity securities in which the Fund may invest include, but are not limited to, common stock, preferred stock, convertible securities, American Depositary Receipts, European Depositary Receipts, Global Depositary Receipts, participation notes, warrants and rights.

The Sub-Advisor uses a competitive dynamics assessment which considers a company’s business model, opportunity to take market share, access to growing end-markets, strength of management team, and fundamental valuation. The Sub-Advisor uses a disciplined risk management process to actively manage and diversify risk exposures (such as currency, market or geography) which permits long-term returns to be predominately driven by bottom-up fundamental stock selection.

The Fund diversifies its investments among a number of different countries throughout the world, including both developed and emerging markets. The Fund may consider classifications by the World Bank, the International Finance Corporation or the United Nations (and its agencies) in determining whether a country is emerging or developed. Currently, emerging market countries include, but are not limited to, countries in Asia (excluding Japan), Africa, Eastern Europe, the Middle East, and Latin America.

The Fund will normally invest in a portfolio of equity securities denominated in currencies of foreign developed countries, and in currencies of the local emerging market countries. Currencies of developed countries include: Canadian Dollar, Euro, GB Pound and Japanese Yen. Local currencies can be defined as the currency of the issuer based in emerging market countries worldwide.

Investing for Temporary Defensive Purposes

Each Fund may respond to adverse market, economic, political or other conditions by investing up to 100% of its assets in temporary defensive instruments, such as cash, short-term debt obligations or other high quality investments. This could prevent losses, but, if a Fund is investing defensively, it may not be investing according to its principal investment strategy and may not achieve its investment objective.

Principal Risks

Each of the Funds is affected by changes in the economy, or in securities and other markets. There is also the possibility that investment decisions the Sub-Advisor makes with respect to the investments of the Funds will not accomplish what they were designed to achieve or that the investments will have disappointing performance.

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More on the Funds’ Investment Objectives, Principal Investment Strategies and Principal Risks

Because each Fund holds securities with fluctuating market prices, the value of each Fund’s shares will vary as its portfolio securities increase or decrease in value. Therefore, the value of your investment in a Fund could go down as well as up and you can lose money by investing in a Fund.

Your investment is not a bank deposit, and it is not insured or guaranteed by the FDIC or any other government agency, entity, or person.

The principal risks of investing in each Fund are identified in the “Fund Summary” section of this Prospectus and are further described below.

Active Management Risk. Each Fund is subject to management risk because it is an actively managed investment portfolio. The Sub-Advisor and each individual portfolio manager will apply investment techniques and risk analyses in making investment decisions for the Funds, but there can be no guarantee that these decisions will produce the desired results. Additionally, legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available in connection with managing the Funds and may also adversely affect the ability of the Funds to achieve their investment objectives.

Currency Risk. Changes in foreign currency exchange rates will affect the value of a Fund’s securities and the price of a Fund’s shares. Generally, when the value of the U.S. Dollar rises in value relative to a foreign currency, an investment in that country loses value because that currency is worth fewer U.S. Dollars. Devaluation of a currency by a country’s government or banking authority also may have a significant impact on the value of any investments denominated in that currency. Currency markets generally are not as regulated as securities markets.

The Funds may be exposed to currency exchange risk where the assets and income are denominated in foreign currencies. Changes in exchange rates between currencies or the conversion from one currency to another may cause the value of a Fund’s investments to decline or increase. Currency exchange rates may fluctuate significantly over short periods of time. They generally are determined by supply and demand in the currency exchange markets and the relative merits of investment in different countries, actual or perceived changes in interest rates and other complex factors. Currency exchange rates can also be affected unpredictably by intervention (or failure to intervene) by governments or central banks, or by currency controls or political developments.

Custodial Risk. The Funds may invest in markets where custodian and/or settlement systems are not fully developed. The assets of the Funds which are traded in such markets and which have been entrusted to sub-custodians, in circumstances where the use of such sub-custodians is necessary, may be exposed to risk in circumstances whereby the custodian will have no liability.

Emerging Markets Risk. The Funds may invest in less developed or emerging markets. These markets may be volatile and illiquid and the investments of a Fund in such markets may be considered speculative and subject to significant delays in settlement. Practices in relation to settlement of securities transactions in emerging markets involve higher risks than those in developed markets, in part because a Fund will need to use brokers and counterparties which are less well capitalized, and custody and registration of assets in some countries may be unreliable. Delays in settlement could result in investment opportunities being missed if a Fund is unable to acquire or dispose of a security. Additional significant risks include a higher possibility of the devaluation of a country’s currency, a downgrade in the credit ratings of issuers in such country, or a decline in the value and liquidity of securities of issuers in that country if the United States, or other nations or other governmental entities (including supranational entities) impose sanctions on issuers that limit or restrict foreign investment, the movement of assets or other economic activity in the country due to political, military or regional conflicts or due to terrorism or war.

There may be less government supervision, legal regulation and less well defined tax laws and procedures than in countries with more developed securities markets. Some emerging markets governments exercise substantial influence over the private economic sector and the political and social uncertainties that exist for many developing

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More on the Funds’ Investment Objectives, Principal Investment Strategies and Principal Risks

countries are particularly significant. Another risk common to most such countries is that the economy is heavily export oriented and, accordingly, is dependent upon international trade. The existence of overburdened infrastructures and obsolete financial systems also presents risks in certain countries, as do environmental problems.

Equity Market Risk. Equity securities represent an ownership interest, or the right to acquire an ownership interest, in an issuer. Equity securities also include, among other things, preferred stocks, convertible stocks and warrants. The values of equity securities, such as common stocks and preferred stocks, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities generally have greater price volatility than fixed income securities. To the extent that a Fund invests in instruments that provide exposure to equity securities (such as equity linked securities), those instruments are subject to the same risks as direct investments in the underlying equity securities. If an underlying equity security decreases in value, the value of the corresponding instrument will likely decrease; however, the performance of such an instrument may not correlate exactly to the performance of the underlying equity security that it seeks to replicate. Such instruments are also subject to counterparty risk.

Foreign Risk. Foreign securities may be subject to risk of loss because of less foreign government regulation, less public information and less economic, political and social stability in these countries. Loss may also result from political, diplomatic, or regional conflicts; terrorism or war; internal or external policies or economic sanctions limiting or restricting foreign investment, the movement of assets or other economic activity, such as the imposition of exchange controls, confiscations and other government restrictions; or from problems in registration, settlement or custody. Foreign risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. Additionally, foreign securities and dividends and interest payable on those securities may be subject to foreign taxes, including taxes withheld from payments on those securities.

Geographic Focus Risk (RBC Global Opportunities Fund and RBC International Opportunities Fund). A Fund may focus its investments in a region or small group of countries. As a result, the Fund’s performance may be subject to greater volatility than a more geographically diversified fund.

Issuer/Credit Risk. A Fund could lose money if the issuer or guarantor of a fixed income security (including a security purchased with securities lending collateral), or the counterparty to a derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling, or is perceived (whether by market participants, ratings agencies, pricing services or otherwise) as unable or unwilling, to make timely principal and/or interest payments, or to otherwise honor its obligations. If an issuer’s financial condition worsens, the credit quality of the issuer may deteriorate, making it difficult for the Fund to sell such investments. The downgrade of the credit of a security held by the Fund may decrease its value. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings. Information about a security’s credit quality may be imperfect and a security’s credit rating may be downgraded at any time.

Liquidity Risk. Each Fund may invest up to 15% of its net assets in illiquid securities. Illiquid securities are securities that cannot be disposed of within seven days in the ordinary course of business at approximately the value at which the Funds have valued the securities. Liquidity risk exists when particular investments are difficult to purchase or sell. A Fund’s investments in illiquid securities may reduce the returns of the Fund because it may be unable to sell the illiquid securities at an advantageous time or price. Additionally, the market for certain investments deemed liquid at the time of purchase may become illiquid under adverse market or economic conditions independent of any specific adverse changes in the conditions of a particular issuer. In such cases, a Fund, due to limitations on investments in illiquid securities and the difficulty in purchasing and selling such

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More on the Funds’ Investment Objectives, Principal Investment Strategies and Principal Risks

securities or instruments, may be unable to achieve its desired level of exposure to a certain sector. Because the Funds’ principal investment strategies involve foreign (non-U.S.) securities and other securities with substantial market and/or credit risk, the Funds will tend to have a significant exposure to liquidity risk. Liquidity risk may be magnified in a rising interest rate environment, when credit quality is deteriorating or in other circumstances where investor redemptions from fixed income mutual funds may be higher than normal.

Market Risk. One or more markets in which a Fund invests may go down in value, sometimes sharply and unpredictably, and the value of a Fund’s portfolio securities may fall or fail to rise. Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. Events in one market may adversely impact a seemingly unrelated market. The success of a Fund’s investment program may be affected by general economic and market conditions, such as interest rates, availability of credit, inflation rates, economic uncertainty, changes in laws, and national and international political circumstances. These factors may affect the level and volatility of securities prices and the liquidity of investments held by a Fund. Unexpected volatility or illiquidity could impair a Fund’s profitability or result in losses.

Small Company Risk (RBC Global Opportunities Fund and RBC International Opportunities Fund). Stocks of smaller and less seasoned companies involve greater risks than those of larger companies. These companies may not have the management experience, financial resources, product diversification and competitive strengths of larger companies. Smaller companies may be more sensitive to changes in the economy overall. Historically, small company stocks have been more volatile than those of larger companies. As a result, a Fund’s net asset value may be subject to rapid and substantial changes. Small company stocks tend to be bought and sold less often and in smaller amounts than larger company stocks. Because of this, if a Fund wants to sell a large quantity of a small company stock, the Fund may have to sell at a lower price than the Advisor might prefer, or it may have to sell in small quantities over a period of time.

Valuation Risk. The Funds’ assets are comprised mainly of quoted investments where a valuation price can be obtained from an exchange or similarly verifiable source. However, there is a risk that where a Fund invests in unquoted and/or illiquid investments the values at which these investments are sold may be significantly different to the estimated fair values of these investments.

Additional Risks

In addition to the principal investment risks described above, the Funds will generally be subject to the following additional risks:

Commodity Pool Operator Exclusions. The Advisor is registered as a “commodity pool operator” under the Commodity Exchange Act (“CEA”) and the rules of the Commodity Futures Trading Commission (the “CFTC”) and is subject to regulation as a commodity pool operator. However, the Advisor has claimed on behalf of each Fund an exclusion from the definition of the term “commodity pool operator” under CFTC Regulation 4.5, and the Advisor is exempt from registration as a “commodity trading advisor” with respect to the Funds. Accordingly, the Advisor is not subject to regulation as a commodity pool operator or commodity trading advisor with respect to these Funds. The Funds are also not subject to registration or regulation as commodity pool operators.

The terms of CFTC Regulation 4.5 require each of these Funds, among other things, to adhere to certain limits on its investments in “commodity interests.” Commodity interests include futures, commodity options and swaps, which in turn include non-deliverable currency forwards. The Funds are not intended as vehicles for trading in the commodity futures, commodity options or swaps markets. The CFTC has neither reviewed nor approved the Advisor’s or the Funds’ reliance on these exclusions, the Funds’ investment strategies, this Prospectus or the SAI.

Generally, CFTC Regulation 4.5 requires each Fund to meet one of the following tests for its commodity interest positions, other than positions entered into for bona fide hedging purposes (as defined in the rules of the CFTC):

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More on the Funds’ Investment Objectives, Principal Investment Strategies and Principal Risks

either (1) the aggregate initial margin and premiums required to establish the Fund’s positions in commodity interests may not exceed 5% of the liquidation value of the Fund’s portfolio (after taking into account unrealized profits and unrealized losses on any such positions); or (2) the aggregate net notional value of the Fund’s commodity interest positions, determined at the time the most recent such position was established, may not exceed 100% of the liquidation value of the Fund’s portfolio (after taking into account unrealized profits and unrealized losses on any such positions). In addition to meeting one of these trading limitations, a Fund may not be marketed as a commodity pool or otherwise as a vehicle for trading in the commodity futures, commodity options or swaps markets. If, in the future, a Fund can no longer satisfy these requirements, the Advisor would be subject to regulation as a commodity pool operator with respect to the Fund, in accordance with CFTC rules that apply to CPOs of registered investment companies. Generally, these rules allow for substituted compliance with CFTC disclosure and shareholder reporting requirements, based on the Advisor’s compliance with comparable SEC requirements. However, as a result of CTFC regulation with respect to the Fund, the Fund may incur additional compliance and other expenses.

Counterparty Risk. The Fund is subject to the risk of the failure of any markets in which its positions trade, of their clearinghouses, of any counterparty or guarantor to the Fund’s transactions or of any service provider to the Fund. Their inability or unwillingness to honor obligations can subject the Fund to credit losses incurred from late payments, failed payments and default. In times of general market turmoil, even large, well- established financial institutions may fail rapidly with little warning.

Investing in the European Union Risk. Investments in certain countries in the European Union are susceptible to economic risks associated with high levels of government debt. Separately, the European Union faces issues involving its membership, structure, procedures and policies. The exit of one or more member states from the European Union, such as the United Kingdom (UK) which has announced its intention to exit, would subject its currency and banking system to increased risk. The exit by the UK or other member states will likely result in increased volatility, illiquidity and potentially lower economic growth in the affected markets, which may adversely affect a Fund’s investments.

Large Shareholder Transactions Risk. A Fund may experience adverse effects when certain large shareholders purchase or redeem large amounts of shares of the Fund. Such large shareholder redemptions may cause the Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact the Fund’s NAV and liquidity. Similarly, large Fund share purchases may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. Large redemptions also could accelerate the realization of capital gains, increase a Fund’s transaction costs and impact a Fund’s performance.

Operational Risk. The Fund’s investments may be adversely affected due to the operational process of the Fund’s service providers, including the Advisor, Sub-Advisor, transfer agent, custodian or administrator. The Fund may be subject to losses arising from inadequate or failed internal controls, processes and systems, or from human or external events.

Regulatory Risk. Entities that are part of banking organizations, such as the Advisor and its affiliates, are subject to extensive government regulation. Government regulation may change frequently and may have significant effects, including limiting the ability of the Advisor and its affiliates from engaging in certain trading activities, which may adversely impact the Funds. For example, the so-called “Volcker Rule” prohibits the Advisor and its affiliates from engaging in certain trading activities. A Fund may be adversely impacted by this rule if the Advisor or its affiliates own 25% or more of the Fund’s shares outside of any seeding period permitted by the rule. These restrictions may prevent a Fund from maintaining sufficient seed capital and may cause the Fund to liquidate at the end of the period if the Fund is not able to achieve sufficient scale. Funds that are not managed by entities that are part of banking organizations are not subject to these limitations.

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Management

Investment Advisor

The Funds are advised by RBC Global Asset Management (U.S.) Inc., a wholly owned subsidiary of Royal Bank of Canada (“RBC”). RBC is one of North America’s leading diversified financial services companies and provides personal and commercial banking, wealth management services, insurance, corporate and investment banking, and transaction processing services on a global basis. RBC employs approximately 80,000 people who serve more than 16 million personal, business, public sector and institutional clients through offices in Canada, the U.S. and 37 other countries around the world. The Advisor has been registered with the SEC as an investment advisor since 1983, and has been a portfolio manager of publicly-offered mutual funds since 1986. The Advisor maintains its offices at 50 South Sixth Street, Suite 2350, Minneapolis, Minnesota 55402. As of June 30, 2016, the Advisor’s investment team managed approximately $38.3 billion in assets for corporations, public and private pension plans, Taft-Hartley plans, charitable institutions, foundations, endowments, municipalities, registered mutual funds, private investment funds, trust programs, foreign funds such as UCITS funds, individuals (including high net worth individuals), wrap sponsors and other U.S. and international institutions.

For these advisory services, each Fund paid a fee (expressed as a percentage of average daily net assets) during the fiscal year ended March 31, 2016 as follows:

RBC Emerging Markets Equity Fund	0.95%[1]
RBC Global Opportunities Fund	0.85%[1]
RBC International Opportunities Fund	0.80%[1]

1	The Advisor has contractually agreed to waive fees and/or pay operating expenses through July 31, 2018 for the RBC Emerging Markets Equity Fund, RBC Global Opportunities Fund and RBC International Opportunities Fund in order to maintain net annual fund operating expenses of the Funds to 0.88%, 1.00% and 0.95%, respectively. In addition, the Advisor has contractually agreed to waive fees and/or pay operating expenses through October 31, 2017 for the RBC Emerging Markets Equity Fund in order to maintain net annual fund operating expenses to 0.725% of the Fund’s average daily net assets for Class R6 shares. The waivers for the RBC Emerging Markets Equity Fund are currently expected to decrease after July 31, 2018, which will increase the Fund’s expenses. The expense limitation agreement for all Funds excludes distribution fees, brokerage and other investment-related costs, interest, taxes, dues, fees and other charges of governments and their agencies, extraordinary expenses such as litigation (including legal and audit fees and other costs in contemplation of or incident thereto) and indemnification, other expenses not incurred in the ordinary course of each Fund’s business and fees and expenses incurred indirectly by the Fund as a result of investment in shares of another investment company. The Advisor is entitled to recoup from each Fund or class the fees and/or operating expenses during any of the previous 3 years, provided the Fund is able to do so and remain in compliance with the expense limitation in place at the time the fees were waived or expenses paid. The Funds may not, however, recapture prior year expenses incurred under previous expense cap arrangements solely because of an increase in the current year’s expense cap.

Information regarding the factors considered by the Board of Trustees of each Fund in connection with the most recent approval of the Investment Advisory Agreements with the Advisor is provided in the Funds’ most recent Semi-Annual Report.

The Advisor provides certain administrative services necessary for the operation of the Funds, including among other things, (i) providing office space, equipment and facilities for maintaining the Funds’ organization, (ii) preparing the Trust’s registration statement, proxy statements and all annual and semi-annual reports to Fund shareholders, and (iii) general supervision of the operation of the Funds, including coordination of the services performed by the Funds’ Advisor, Distributor, custodian, independent accountants, legal counsel and others.

Additional Payments. The Advisor may make payments, out of its own resources and at no additional cost to the Funds or shareholders, to certain broker-dealers, mutual fund supermarkets, or other financial institutions (“Intermediaries”) in connection with the provision of administrative services; the distribution of the Funds’ shares; and reimbursement of ticket or operational charges (fees that an institution charges its representatives for effecting transactions in the Funds’ shares). In addition, certain Intermediaries may receive fees from the Funds for providing recordkeeping and other services for individual shareholders and/or retirement plan participants.

Conflicts of Interest Risk. An investment in a Fund may be subject to actual or potential conflicts of interest. For example, the Advisor, Sub-Advisor, and/or their affiliates may face conflicts of interest when receiving compensation for services provided by affiliates or in the side-by-side management of Funds and other client

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Management

accounts. The Advisor, Sub-Advisor, and/or their affiliates may make investment decisions that differ from and/or negatively impact those made on behalf of a Fund. For more information about conflicts of interest, see the Potential Conflicts of Interest section in the SAI.

Investment Sub-Advisor

The Funds are sub-advised by RBC Global Asset Management (UK) Limited. The Sub-Advisor is a wholly owned subsidiary of RBC, which is the parent company of the Advisor. The Sub-Advisor is located at Riverbank House, 2 Swan Lane, London, United Kingdom, EC4R 3BF. The Sub-Advisor has been registered with the SEC as an investment adviser since September 2013, and is authorized and regulated by the UK Financial Conduct Authority. The Sub-Advisor employed 57 individuals and had $19.07 billion in assets under management as of May 30, 2016.

The Sub-Advisor is paid by the Advisor out of the advisory fee the Advisor is paid by each Fund.

Information regarding the factors considered by the Board of Trustees of each Fund in connection with the most recent approval of the Investment Advisory Agreements with the Advisor and Sub-Advisory Agreements with the Sub-Advisor for the Funds is provided in the Semi-Annual Report for the fiscal period ended September 30, 2016 with respect to the RBC Emerging Markets Equity Fund, RBC Global Opportunities Fund and RBC International Opportunities Fund.

Portfolio Managers

The Sub-Advisor is responsible for the overall management of each Fund’s portfolio, including security analysis, industry recommendations, cash positions, the purchase and sell decision making process and general daily oversight of the Funds’ portfolios. The individuals primarily responsible for the day-to-day management of the Funds’ portfolios are set forth below:

Portfolio Manager	Title	Role on Fund Since	Total Years of Financial Industry Experience	Degrees and Designations	Experience for Last 5 Years
RBC Emerging Markets Equity Fund
Philippe Langham	Senior Portfolio Manager and Head, Emerging Market Equities	Lead since 2013	23	BA Hons Economics, ACA (Chartered Accountant), AIMR	Senior Portfolio Manager at the Sub-Advisor since December 2009; Head of Global Emerging Markets with Société Générale Asset Management S.A., August 2007 to August 2009.

RBC Global Opportunities Fund and RBC International Opportunities Fund
Habib Subjally	Senior Portfolio Manager and Head, Global Equities	Lead since 2014	21	BSc Hons, London School of Economics	Senior Portfolio Manager at the Sub-Advisor since 2014; Head of Global Equities with First State Investments, April 2006 to March 2014.

Additional information about the portfolio managers’ compensation arrangements, other accounts managed by the portfolio managers, as applicable, and the portfolio managers’ ownership of securities of the funds they manage is available in the Funds’ SAI.

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Shareholder Information

Pricing of Fund Shares

How NAV Is Calculated. The net asset value (“NAV”) is the value of a single share. A separate NAV is calculated for each share class of a Fund. The NAV is calculated by adding the total value of a Fund’s investments and other assets, determining the proportion of that total allocable to the particular class, subtracting the liabilities allocable to the class and then dividing that figure by the number of outstanding shares of that class.

1.	NAV is calculated separately for each class of shares.

2.	You can find the Funds’ NAVs daily in various newspapers, at www.bloomberg.com, www.rbcgam.us, or by calling 1-800-422-2766.

NAV =	Total Assets of Class – Liabilities
Number of Shares Outstanding

The per share NAV for each Fund is determined and its shares are normally priced at the close of regular trading on the New York Stock Exchange (“NYSE”), or at 4:00 p.m. Eastern time, whichever is earlier, on days the NYSE is open or, at the Funds’ option, on days the primary trading markets for the Funds’ portfolio instruments are open.

Your order for purchase, sale or exchange of shares is generally based on the next applicable price calculated after your order is received in good order by the Funds’ transfer agent. For example: If you place a purchase order to buy shares of a Fund, it must be received before 4:00 p.m. Eastern time in order to receive the NAV calculated at 4:00 p.m. If your order is received after 4:00 p.m. Eastern time, it will be based on the NAV calculated on the next business day at 4:00 p.m. Eastern time. Also, as further explained in the “Purchasing and Adding to Your Shares” section, if a purchase order in proper form is received by an authorized financial intermediary, the order will be treated as if it had been received by the Funds’ transfer agent at the time it is received by the intermediary.

Generally, you may purchase, redeem, or exchange shares of the Funds on any day when the NYSE is open. Purchases, redemptions, and exchanges may be restricted in the event of an early or unscheduled close of the NYSE. The Funds reserve the right to close if the primary trading market of the Funds’ portfolio instruments are closed and Fund management believes that there is not an adequate market to meet purchase, redemption or exchange requests. Even if the NYSE is closed, a Fund may accept purchase, redemption, and exchange orders on those days when the primary trading markets for the Fund’s portfolio instruments are open, and the Fund’s management believes there is an adequate market to meet purchase, redemption, and exchange requests. On such days, the Funds would also price shares in accordance with the above procedures.

Because certain Funds each may own securities that are primarily listed on foreign exchanges which may trade on days when such Fund does not price its shares, the value of those Funds’ investments may change on days when shareholders will not be able to purchase or redeem shares.

Valuation of Portfolio Securities. On behalf of each Fund, the Board of Trustees has adopted Pricing and Valuation Procedures for determining the value of Fund shares in accordance with applicable law. The Funds’ securities are generally valued at current market prices. In accordance with the Funds’ pricing and valuation procedures, fixed income securities are generally valued based on evaluated prices received from third-party pricing services or from broker-dealers who make markets in the securities. In general, when the market value of a portfolio security is readily available, the Funds will rely on independent pricing services or market quotes from independent broker-dealers to determine the market value of portfolio securities. The market value of an equity security is generally determined on the basis of last reported sales prices, or if no sales are reported, based on quotes obtained from a quotation reporting system, established market makers or pricing services. Domestic and foreign fixed income securities and non-exchange traded derivatives are generally priced using valuations provided by independent pricing vendors. Prices obtained from pricing vendors utilize both dealer-supplied valuations and electronic data processing techniques that take into account appropriate factors such as institutional-size trading in

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Shareholder Information

similar groups of securities, yield, quality, coupon rate, maturity and type of issue. Exchange traded options, futures and options on futures are valued at their most recent sale price on the exchange on which they are primarily traded. Investments in open-end investment companies are valued at the net asset value of those companies, and those companies may use fair value pricing as described in their prospectuses.

In addition, the Funds have procedures in place to fair value foreign equity securities traded in countries outside North American Time Zones daily in order to take into account, among other things, any significant events occurring after the close of trading in a foreign market. The Funds receive adjusted fair value prices from a designated independent pricing vendor. In general, the vendor utilizes a multi-factor model to consider such information as the issue’s closing price, relevant general and sector indices and currency fluctuations to generate an evaluated adjustment factor for each security and provide an evaluated fair value price.

The Pricing and Valuation Procedures provide that, in situations where it is determined that market quotations are not readily available from a pricing service or independent broker-dealer, or the valuations are deemed to be unreliable or do not accurately reflect the value of the securities, Board approved “fair valuation” methodologies will be used. Under the Pricing and Valuation Procedures, fair valuation methodologies may also be used in situations such as the following: a price is determined to be stale (for example, it cannot be valued using the standard pricing method because a recent sale price is not available) on more than five consecutive days on which the Fund calculates its NAV; a foreign market is closed on a day when the U.S. markets are open and the last available price in the foreign market is determined not to represent a fair value; or a significant valuation event is determined to have occurred pursuant to the Pricing and Valuation Procedures. Significant valuation events may include, but are not limited to, the following: an event affecting the value of a security traded on a foreign market occurs between the close of that market and the close of regular trading on the NYSE; an extraordinary event like a natural disaster or terrorist act occurs; a large market fluctuation occurs; or an adverse development arises with respect to a specific issuer, such as a bankruptcy filing. These methodologies are intended to ensure that each Fund’s NAV accurately reflects the value for the underlying portfolio securities. As a result, effective use of fair valuations may prevent shareholder dilution. In addition, for Funds that invest in foreign securities, fair valuations may diminish opportunities for a short-term trader to take advantage of time zone differences between the foreign markets on which the securities are traded and close of the NYSE, when a Fund’s NAV is typically calculated. “Fair value” is deemed to be the amount that the Fund might reasonably expect to receive for the security upon its current sale. Each such determination shall be based on a consideration of all relevant factors, which are likely to vary from one pricing context to another.

Investments initially valued in currencies other than the U.S. Dollar are converted to the U.S. Dollar using foreign exchange rate quotations received from a pricing vendor as of 4:00 p.m. Eastern time on each day that the NYSE is open for regular trading. The value of securities traded in markets outside the United States may be affected on a day that the NYSE is closed and an investor is not able to purchase, exchange or redeem shares of the Funds.

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Shareholder Information

Investment Minimums

You may purchase shares of the Funds through the Funds’ Distributor or through banks, brokers and other investment representatives, which may charge additional fees and may require higher minimum investments or impose other limitations or requirements on buying and selling shares.1 For qualified retirement benefit plans, there is no minimum requirement for initial investment in the Funds. If you purchase shares through an investment representative, that party is responsible for transmitting orders by close of business and may have an earlier cut-off time for purchase and sale requests. Consult your investment representative or institution for specific information.

Minimum Initial Investment

Amount
Class R6 Shares	$250,000 for Institutional Investors $0 for Eligible Investors

Minimum Subsequent Investment

Amount
Class R6 Shares	No Minimum

1	Certain broker-dealers and other financial intermediaries are authorized to accept purchase orders on behalf of a Fund which are processed based on the Fund’s net asset value next determined after your order is received by an organization in proper order before 4:00 p.m., Eastern time, or such earlier time as may be required by an organization. These organizations may be authorized to designate other intermediaries to act in this capacity. These organizations may vary in terms of how they process your orders, and they may charge you transaction fees on purchases of Fund shares and may also impose other charges or restrictions or account options that differ from those applicable to shareholders who purchase shares directly through the Fund or its transfer agent, U.S. Bancorp Fund Services, LLC. These organizations may be the shareholders of record of your shares. These intermediaries are responsible for transmitting requests and delivering funds on a timely basis. The Fund is not responsible for ensuring that the organizations carry out their obligations to their customers.

Additional Policies About Transactions

The Funds cannot process transaction requests unless they are properly completed as described in this section. The Funds may cancel or change their transaction policies without notice. To avoid delays, please call us if you have any questions about these policies.

All purchases must be in U.S. Dollars. All checks must be in U.S. Dollars drawn on a domestic bank. The Funds will not accept payment in cash or money orders. To prevent check fraud, the Funds will not accept third party checks, Treasury checks, credit card checks, traveler’s checks, starter checks, post dated checks, or any conditional order or payment.

The transfer agent will charge a $25 fee against a shareholder’s account, in addition to any loss sustained by the Funds, for any payment that is returned.

The Funds may waive their minimum purchase requirement. Each of the Funds, the Distributor, the Advisor or the transfer agent reserves the right to reject any application for any reason in its sole discretion, including rejection of orders not accompanied by proper payment and orders that are not in the best interests of the Funds and their shareholders. The Funds do not accept applications under certain circumstances or in amounts considered disadvantageous to shareholders.

Telephone Purchase, Exchange and Redemption Privileges. Shareholders who open accounts with the RBC Funds can accept telephone purchase, exchange and redemption privileges on the account application. If you call the

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Shareholder Information

Funds, the Funds’ representative may request personal identification and may tape record the call. IRA account holders may redeem or exchange shares by telephone.

Class R6 Eligibility. Each Fund offers Class R6 shares to Institutional Investors that meet a $250,000 minimum requirement for initial investment and to Eligible Investors. Institutional Investors (including endowments and foundations) are investors deemed appropriate by the Advisor that hold shares of a Fund through an account held directly with the Fund and that are not traded through an intermediary, subject to a minimum initial investment of $250,000. Eligible Investors are not subject to a minimum initial investment and include (a) retirement and benefit plans that have plan-level or omnibus accounts held on the books of a Fund and do not collect servicing or record keeping fees from the Fund; (b) plans or platforms sponsored by a financial intermediary whereby shares are held on the books of a Fund through omnibus accounts, either at the plan or platform level or the level of the plan administrator, and where an unaffiliated third party intermediary provides administrative, distribution and/or other support services to the plan or platform and does not charge the Fund servicing, record keeping or sub-transfer agent fees; and (c) collective investment trusts. Class R6 shares are not available directly to traditional or Roth IRAs, Coverdell Savings Accounts, KEOGHs, SEPs, SARSEPs, SIMPLE IRAs, individual 401(k) plans or individual 403(b) plans.

Corporations, Trusts and Other Entities. Additional documentation is normally required for corporations, fiduciaries and others who hold shares in a representative or nominee capacity. We cannot process your request until we have all documents in the form required. Please call us first to avoid delays.

Sales Limited to U.S. Citizens and Resident Aliens. Shares of the RBC Funds may be offered to only United States citizens and United States resident aliens having a social security number or individual tax identification number. This Prospectus should not be considered a solicitation or offering of Fund shares to non-U.S. citizens or non-resident aliens.

Anti-Money Laundering Procedures. Shareholder information is subject to independent identity verification and may be shared, as permitted by law and as permitted by the Funds’ Privacy Policy, for identifying and reporting suspected money laundering and terrorist activity. In compliance with the USA PATRIOT Act, all financial institutions (including mutual funds) are required, among other matters, to obtain, verify and record the following information for all registered owners and, in certain circumstances, for others who may be authorized to act on an account: full name, date of birth (for individuals), taxpayer identification number (usually your social security number), and permanent street address. In order to verify your identity, we may cross-reference your identification information with a consumer report or other electronic database, or by requesting a copy of your driver’s license, passport or other identifying document. Corporate, trust and other entity accounts require additional documentation. If we are unable to verify your identity in accordance with the Funds’ policies and procedures, we may reject and return your application, close your account, or take such other action as we deem reasonable and as permitted by law. Please review your account application for additional information.

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Shareholder Information

Instructions for Opening an Account

If opening an account through your financial advisor or brokerage account, simply tell your advisor or broker that you wish to purchase shares of the Funds and he or she will take care of the necessary documentation.

You may purchase shares directly from a Fund by completing a new account application. Contact U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent at 1-800-422-2766 or go to www.rbcgam.us to obtain an application. Once completed, you may submit your application by following one of the steps below.

By Mail	Initial Purchases and All	Registered/Overnight Mail
	Correspondence	RBC Funds
	RBC Funds c/o U.S. Bancorp Fund Services, LLC P.O. Box 701 Milwaukee, WI 53201-0701	c/o U.S. Bancorp Fund Services, LLC 615 East Michigan Street, 3rd Floor Milwaukee, WI 53202-5207

	1.	Carefully read, complete and sign the application. Establishing your account privileges now saves you the inconvenience of having to add them later.
	2.	Make check payable to “RBC Funds” and include the name of the Fund in which you are investing on the check. Your initial investment must meet the applicable account minimum requirement.
	3.	Mail or courier application and payment to the applicable address above.
	4.	The Funds do not consider the U.S. Postal Service or other independent delivery services to be their agents. Therefore, deposit in the mail or with such services, or receipt at U.S. Bancorp Fund Services, LLC’s post office box, of purchase orders or redemption requests does not constitute receipt by the transfer agent of the Funds.
By Wire	U.S. Bank N.A. ABA # 075000022 Credit: U.S. Bancorp Fund Services, LLC Account: 182380369377 Further credit: RBC Funds Shareholder Name and Account Number

To open an account by wire, a completed account application is required before your wire can be accepted. You may mail or deliver overnight your account application to the transfer agent. Upon receipt of your completed application, an account will be established for you. The account number assigned will be required as part of the instruction that should be provided to your bank to send the wire. Your bank must include the name of the Fund you are purchasing, the account number, and your name so that monies can be correctly applied. Your bank should transmit funds by wire as indicated here. Wired funds must be received by 4:00 p.m. Eastern Time to be eligible for same day pricing. The Funds and U.S. Bank, N.A. are not responsible for the consequences of delays resulting from the banking or Federal Reserve wiring system, or from incomplete wiring instructions.

By Exchange from Another RBC Fund	1-800-422-2766 (all Classes) or www.rbcgam.us

If you already have an account with us and your account is authorized for telephone and/or Internet transaction privileges, you may open an account in all RBC Funds except the following: RBC U.S. Government Money Market Fund (RBC Institutional Class 2, RBC Select Class, RBC Reserve Class and RBC Investor Class). The names and registrations on the accounts must be identical. The exchange must meet the applicable minimum exchange amount requirement.

Lost Accounts/ Unclaimed Assets	Please note that based upon statutory requirements for returned mail, the Funds and the transfer agent will attempt to locate the investor or rightful owner of the account. If the Funds are unable to locate the investor, then they will determine whether the investor’s account can legally be considered abandoned. The Funds are legally obligated to escheat (or transfer) abandoned property to the appropriate state’s unclaimed property administrator in accordance with statutory requirements. The investor’s last known address of record determines which state has jurisdiction.

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Shareholder Information

Instructions for Purchasing and Adding to Your Shares

If purchasing through your financial advisor or brokerage account, simply tell your advisor or broker that you wish to purchase shares of the Funds and he or she will take care of the necessary documentation. For all other purchases, follow the instructions below.

By Telephone	1-800-422-2766	If you elected telephone options on your account application, and your account has been open for at least 15 days, telephone orders will be accepted via electronic funds transfer from your bank account through the Automated Clearing House (ACH) network. You must have banking information established on your account prior to making a purchase. If your order is received prior to the Funds’ deadline, your shares will be purchased at the net asset value calculated on the day your order is placed.
By Mail	Subsequent Purchases –	Subsequent Purchases –
	Regular Mail	Registered/Overnight Mail
	RBC Funds c/o U.S. Bancorp Fund Services, LLC P.O. Box 701 Milwaukee, WI 53201-0701	RBC Funds c/o U.S. Bancorp Fund Services, LLC 615 East Michigan Street, 3rd Floor Milwaukee, WI 53202-5207

	1.	Mail the detachable stub from your confirmation statement. Or, if unavailable, provide the following information with your payment:
	●	Account name and account number
	●	Fund name
	●	Share class
	2.	Make check payable to “RBC Funds” and include your account number on the check.
	3.	Mail or courier stub and payment to the applicable address above.
	4.	The Funds do not consider the U.S. Postal Service or other independent delivery services to be their agents. Therefore, deposit in the mail or with such services, or receipt at U.S. Bancorp Fund Services, LLC’s post office box, of purchase orders or redemption requests does not constitute receipt by the transfer agent of the Funds.
By Wire	U.S. Bank, N.A. ABA #075000022 Credit: U.S. Bancorp Fund Services, LLC Account: 182380369377 Further Credit: RBC Funds Shareholder Name and Account Number	Wire share purchases should include the names of each account owner, your account number and the name of the Fund in which you are purchasing shares. You should notify the Funds by telephone that you have sent a wire purchase order to U.S. Bank, N.A.

Wired funds must be received prior to 4:00 pm Eastern time to be eligible for same day pricing. The Funds and U.S. Bank, N.A. are not responsible for the consequences of delays resulting from the banking or Federal Reserve wire system, or from incomplete wiring instructions.
By Exchange from Another RBC Fund	Please refer to the information under “Exchanging Your Shares” below.

You can also add to your account by using the convenient options described below. The Funds reserve the right to change or eliminate these privileges at any time without notice, to the extent permitted by applicable law.

Dividends and Distributions and Directed Dividend Option

Dividends and distributions will be automatically reinvested unless you request otherwise. There are no sales charges for reinvested distributions. Dividends will differ among classes of a Fund due to differences in distribution and other class-specific operating expenses. Capital gains, if any, are distributed at least annually. By selecting the appropriate box on the account application, you can elect to receive your distributions (capital gains and dividends) in cash (check), have distributions deposited in a pre-authorized bank account via ACH, have distributions reinvested in the Funds, or into another eligible RBC Fund (as set forth under the caption “Exchanging Your Shares”) without a sales charge. You should maintain the minimum balance in each Fund into which you plan to reinvest distributions. You can change or terminate your participation in the reinvestment option at any time in writing or by telephone.

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Shareholder Information

If you elect to receive distributions and/or capital gains paid in cash, and the U.S. Postal Service cannot deliver the check, or if a check remains outstanding for six months, the Fund reserves the right to reinvest the distribution check in your account, at the Fund’s current net asset value, and to reinvest all subsequent distributions.

DISTRIBUTIONS ARE MADE ON A PER SHARE BASIS REGARDLESS OF HOW LONG YOU HAVE OWNED YOUR SHARES. THEREFORE, IF YOU INVEST SHORTLY BEFORE THE DISTRIBUTION DATE, SOME OF YOUR INVESTMENT WILL BE RETURNED TO YOU IN THE FORM OF A DISTRIBUTION THAT MAY BE TAXABLE. (See “Shareholder Information — Dividends, Distributions and Taxes”).

Selling Your Shares

You may withdraw from your account at any time. Certain redemptions will however require a signature guarantee. Signature guarantees will generally be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants in the New York Stock Exchange Medallion Signature Program and the Securities Transfer Agents Medallion Program (“STAMP”). A notary public is not an acceptable signature guarantor.	Withdrawing Money From Your Fund Investment
As a mutual fund shareholder, you are technically selling shares when you request a withdrawal in cash. This is also known as redeeming shares or a redemption of shares.

A signature guarantee from either a Medallion program member or non-Medallion program member is required to redeem shares in the following situations:

●	If you are requesting a change in ownership on your account;

●	When redemption proceeds are payable or sent to any person, address or bank account not on record;

●	If a change of address was received by the transfer agent within the last 30 days;

●	For all redemptions in excess of $50,000 from any shareholder account.

In addition to the situations described above, the Funds and/or the transfer agent reserve the right to require a signature guarantee or other acceptable signature authentication in other instances based on the circumstances relative to the particular situation.

Please refer to “Additional Policies on Selling Shares (Redemptions)” below.

The Funds reserve the right to amend their redemption policies. Shareholders will be notified of changes.

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Shareholder Information

Instructions for Selling Shares (Redemptions)

If selling your shares through your financial advisor or broker, ask him or her for redemption procedures. Your advisor and/or broker may have transaction minimums and/or transaction times that will affect your redemption. For all other sales transactions, follow the instructions below.

By Telephone	1-800-422-2766	You may withdraw any amount up to $50,000 by telephone, provided that your account is authorized for telephone redemptions. The Funds will send proceeds only to the address or bank of record. You must provide the Fund’s name, your account number, the name(s) of each account owner (exactly as registered), and the number of shares or dollar amount to be redeemed prior to 4:00 p.m. Eastern time for the trade to be processed with that day’s closing price.
By Mail	Regular Mail	Registered/Overnight Mail
	RBC Funds c/o U.S. Bancorp Fund Services, LLC P.O. Box 701 Milwaukee, WI 53201-0701	RBC Funds c/o U.S. Bancorp Fund Services, LLC 615 East Michigan Street, 3rd Floor Milwaukee, WI 53202-5207

	1.	In a letter, include the genuine signature of each registered owner (exactly as registered), the name of each account owner, the account number and the number of shares or dollar amount to be redeemed.
	2.	Mail or courier the letter to the applicable address above.
	3.	The Funds do not consider the U.S. Postal Service or other independent delivery services to be their agents. Therefore, deposit in the mail or with such services, or receipt at U.S. Bancorp Fund Services, LLC’s post office box, of purchase orders or redemption requests does not constitute receipt by the transfer agent of the Funds.
By Wire	Redemption proceeds may be wired to your pre-identified bank account. A $15 fee is deducted from your redemption proceeds for complete share redemptions. In the case of a partial redemption, the fee of $15 will be deducted from the remaining account balance. If your written request is received in good order before 4:00 p.m. Eastern time, the Funds will normally wire the money on the following business day. If the Funds receive your request after 4:00 p.m. Eastern time, the Funds will normally wire the money on the second business day. Contact your financial institution about the time of receipt and availability.

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Shareholder Information

Additional Policies on Selling Shares (Redemptions)

Each Fund intends to pay redemption proceeds promptly and in any event within seven days after the request for redemption is received in good order. In case of emergencies or other unusual circumstances, each Fund may suspend redemptions or postpone payment for more than seven days, as permitted by law. Redemptions of Fund shares may be suspended when trading on the NYSE is closed or is restricted, in the event of an early or unscheduled close of the primary trading markets for the Fund’s portfolio instruments, or during an emergency which makes it impracticable for the applicable Fund to dispose of its securities or to determine the value of its net assets, or during any other period as permitted by the SEC for the protection of investors. Under these and other unusual circumstances, a Fund may delay redemption payments for more than seven days, as permitted by law.

The Funds cannot accept requests that contain special conditions or effective dates. The Funds may request additional documentation to ensure that a request is genuine. Examples may include a certified copy of a death certificate or divorce decree.

If you request a redemption within 15 days of purchase, the Funds will delay sending your proceeds until it has collected unconditional payment, which may take up to 15 days from the date of purchase. You can avoid this delay by purchasing shares with a federal funds wire. For your protection, if your account address has been changed within the last 30 days, your redemption request must be in writing and signed by each account owner, with signature guarantees. The right to redeem shares may be temporarily suspended in emergency situations only as permitted under federal law.

Signature Validation Program – Non Financial Transactions. You can get a Signature Validation Program Stamp from most banks, credit unions, federal savings and loan associations, or securities dealers, but not a notary public. For your protection, the Funds require a Signature Validation Program Stamp or other acceptable signature authentication if you request:

●	A change in redemption instructions;

●	Maintenance changes of name, address or banking instructions;

●	Beneficiaries changes on Transfer on Death (“TOD”) Accounts;

●	Adding Systematic Purchase Plan;

●	Adding banking instructions;

●	Name change;

●	Trustee change; or

●	UTMA/UGMA custodian change.

Redemption in Kind. Each Fund reserves the right to make payment in securities rather than cash, known as “redemption in kind,” for amounts redeemed by a shareholder, in any 90-day period, in excess of $250,000 or 1% of Fund net assets, whichever is less. If the Fund deems it advisable for the benefit of all shareholders, redemption in kind will consist of securities equal in market value to your shares. When you convert these securities to cash, you will pay brokerage charges.

Minimum Account Size. Institutional Investors in Class R6 shares must maintain a minimum account value equal to the current minimum regular initial investment, which is $250,000 for Class R6 shareholder accounts. There is no minimum account size requirement for Eligible Investors. If your account falls below a minimum due to

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Shareholder Information

redemptions and not market action, the Funds may ask you to increase the account size back to the minimum. If you do not bring the account up to the minimum amount within 60 days after the Funds contact you, the Funds may close the account and send your money to you or begin charging you a fee for remaining below the minimum account size. No redemption fees will be imposed on shares redeemed as a result of involuntary account closing.

Exchanging Your Shares

If exchanging shares through your financial advisor or brokerage account, simply tell your advisor or broker that you wish to exchange shares of the Funds and he or she will take care of the necessary documentation. To open a new account through an exchange from an existing RBC Fund account, please refer to “Instructions for Opening an Account” above.

An exchange of shares is technically a sale of shares in one fund followed by a purchase of shares in another fund, and therefore may have tax consequences. By following the instructions below, and subject to such limitations as may be imposed by the RBC Funds, you may exchange shares between all RBC Funds except the following: RBC U.S. Government Money Market Fund (RBC Institutional Class 2, RBC Select Class, RBC Reserve Class and RBC Investor Class).

By Telephone	1-800-422-2766	You may make exchanges from one identically registered RBC Fund account into another eligible RBC Fund account, provided that your account is authorized for telephone exchanges.
By Mail	Regular Mail	Registered/Overnight Mail
	RBC Funds	RBC Funds
	c/o U.S. Bancorp Fund Services, LLC	c/o U.S. Bancorp Fund Services, LLC
	P.O. Box 701	615 East Michigan Street, 3rd Floor
	Milwaukee, WI 53201-0701	Milwaukee, WI 53202-5207
	1.	In a letter, include the genuine signature of each registered owner, the account number, the number of shares or dollar amount to be exchanged, the name of the RBC Fund from which the amount is being sold, and the name of the RBC Fund into which the amount is being purchased.
	2.	Mail or courier the letter to the applicable address above.
	3.	The Funds do not consider the U.S. Postal Service or other independent delivery services to be their agents. Therefore, deposit in the mail or with such services, or receipt at U.S. Bancorp Fund Services, LLC’s post office box, of purchase orders or redemption requests does not constitute receipt by the transfer agent of the Funds.
Monthly Exchanges	You may authorize monthly exchanges ($100 minimum) from one eligible RBC Fund into another eligible RBC Fund. Exchanges will be continued until all shares have been exchanged or until you terminate the service.

Additional Policies on Exchanges

The Funds reserve the right to limit exchanges. (See “Market Timing and Excessive Trading,” below.)

With the exception of exchanges to or from the RBC U.S. Government Money Market Fund (whose shares are offered through another prospectus) and Class I shares exchanges into Class R6 shares (as noted below), the share class must be the same in the two funds involved in the exchange. No front-end sales charge will be assessed. For complete information on the RBC Fund you are exchanging into, including fees and expenses, read that fund’s prospectus carefully. Call us for a free copy or contact your investment representative. With the exception of exchanges to the RBC U.S. Government Money Market Fund, you must meet the minimum investment requirement of the Fund you are exchanging into. Exchanges to the RBC U.S. Government Money Market Fund will be into the RBC Institutional Class 1 shares. The names and registrations on the two accounts must be identical. To the extent that an RBC Fund offers Class R6 shares, Class I shares of that Fund may be exchanged for Class R6 shares of that Fund at any time, provided that all eligibility requirements for investment in Class R6 shares are met. The exchange privilege (including automatic exchanges) may be changed or eliminated at any time upon 60 days’ notice to shareholders.

34

Shareholder Information

Additional Shareholder Services

Services for the following types of accounts are also available to shareholders. Please call 1-800-422-2766 for more information.

●	Uniform Transfers/Gifts to Minors Accounts

●	TOD Accounts

●	Accounts for corporations, partnerships and retirement plans

●	Simplified Employee Pensions

Telephone Services. Telephone trades must be received by or prior to market close. During periods of increased market activity, you may have difficulty reaching the Funds by telephone or may encounter higher than usual call waits. If this happens, contact the Funds by mail or allow sufficient time to place your telephone transaction. The Funds may refuse a telephone request, including a request to redeem shares of a Fund. The Funds will use reasonable procedures to confirm that telephone instructions are genuine. If such procedures are followed, neither the Funds nor any persons or entity that provides services to the RBC Funds will be liable for any losses due to unauthorized or fraudulent instructions. If an account has more than one owner or authorized person, the Fund will accept telephone instructions from any one owner or authorized person. The Funds reserve the right to limit the frequency or the amount of telephone redemption requests. Once a telephone transaction has been placed, it cannot be cancelled or modified.

Shareholder Mailings. To help lower operating costs, the Funds attempt to eliminate mailing duplicate documents to the same address. When two or more RBC Fund shareholders have the same last name and address, the Funds may send only one prospectus, annual report, semi-annual report, general information statement or proxy statement to that address rather than mailing separate documents to each shareholder. This practice is known as “householding.” Shareholders may opt out of this single mailing at any time by calling the RBC Funds at 1-800-422-2766 and requesting the additional copies of Fund documents.

Market Timing and Excessive Trading

Market timing may interfere with the management of a Fund’s portfolio and result in increased costs. The RBC Funds do not accommodate market timers. On behalf of the RBC Funds, the Board of Trustees has adopted policies and procedures to discourage short-term trading or to compensate the Funds for costs associated with it.

Restriction and Rejection of Purchase or Exchange Orders. The RBC Funds reserve the right to restrict or reject, for any reason, without any prior notice, any purchase or exchange order. These include transactions representing excessive trading or suspected excessive trading, transactions that may be disruptive to the management of a Fund’s portfolio, and purchase orders not accompanied by proper payment. The RBC Funds reserve the right to delay for up to one business day the processing of exchange requests in the event that, in a Fund’s judgment, such delay would be in the Fund’s best interest, in which case both the redemption and purchase will be processed at the conclusion of the delay period.

If detected, once an accountholder makes five exchanges between RBC Funds during a calendar year, the ability to make additional exchanges for that account may be suspended. In applying these exchange limits, the Funds may consider trading done in multiple accounts under common ownership, control or influence. These exchange limits do not apply to purchases made through the monthly exchange program. In addition, these limits may be modified at the Fund’s discretion for retirement plans to conform to plan exchange features and applicable law and regulation, and for automated or pre-established exchange, asset allocation or dollar cost averaging programs.

The RBC Funds’ policy imposing redemption fees and limiting the number of exchanges applies uniformly to all investors. However, some financial intermediaries, such as investment advisors, broker-dealers, transfer agents and third-party administrators, maintain omnibus accounts in which they aggregate orders of multiple investors and

35

Shareholder Information

forward aggregated orders to the RBC Funds. Because the Funds receive these orders on an aggregated basis and because these omnibus accounts may not be identified by the financial intermediaries as omnibus accounts, the RBC Funds may be limited in their ability to detect excessive trading or enforce their market timing policy with respect to those omnibus accounts and investors purchasing and redeeming Fund shares through those accounts.

If the RBC Funds identify an investor as a potential market timer or an intermediary as a potential facilitator for market timing in the Funds, even if the above limits have not been reached, the RBC Funds may take steps to restrict or prohibit further trading in the Funds by that investor or through that intermediary. As stated above, the Funds reserve the right to restrict or reject a purchase order for any reason without prior notice. The Funds also reserve the right to terminate an investor’s exchange privilege without prior notice.

Risks Presented by Excessive Trading Practices. Parties engaged in market timing may use many techniques to seek to avoid detection. Despite the efforts of the Funds and their agents to prevent market timing, there is no guarantee that the Funds will be able to prevent all such practices. For example, the Funds receive purchase, exchange and redemption orders through financial intermediaries and cannot always reasonably detect market timing that may be facilitated by these intermediaries or by the use of omnibus account arrangements offered by these intermediaries to investors. Omnibus account arrangements typically aggregate the share ownership positions of multiple shareholders and often result in the Funds being unable to monitor the purchase, exchange and redemption activity of a particular shareholder. To the extent that the Funds and their agents are unable to curtail excessive trading practices in a Fund, those practices may interfere with the efficient management of the Fund’s investment portfolio, and may, for example, cause the Fund to maintain a higher cash balance than it otherwise would have maintained or to experience higher portfolio turnover than it otherwise would have experienced. This could hinder performance and lead to increased brokerage and administration costs. Those increased costs would be borne by Fund shareholders.

For a Fund that invests significantly in foreign securities traded on markets that may close prior to when the Fund determines its NAV, excessive trading by certain shareholders may cause dilution in the value of Fund shares held by other shareholders. The RBC Funds have procedures designed to adjust closing market prices of foreign securities under certain circumstances to reflect what it determines to be the fair value of those securities at the time when the Fund determines its NAV, which are intended to mitigate this risk.

To the extent that a Fund invests in securities that may trade infrequently, such as securities of smaller companies, it may be susceptible to market timing by investors who seek to exploit perceived price inefficiencies in the Fund’s investments. This is commonly referred to as price arbitrage. In addition, the market for securities of smaller companies may at times show market momentum, in which positive or negative performance may continue for a period of time for reasons unrelated to the fundamentals of the issuer. Certain investors may seek to capture this momentum by trading frequently in the Fund’s shares. Because securities of smaller companies may be less liquid than securities of larger companies, the Fund may be unable to purchase or sell investments at favorable prices in response to cash inflows or outflows caused by timing activity.

Disclosure of Portfolio Holdings

A description of the Funds’ policies and procedures regarding the disclosure of portfolio holdings is available in the Funds’ SAI. The Funds also make certain portfolio securities information available on their website which is accessed by using the Funds’ link at www.rbcgam.us. Within 15 days of month-end, each Fund’s top ten holdings and related weightings, the total number of Fund holdings and a Fund’s sector/industry weightings (all as of month-end) are posted until replaced by the next month’s information. Within 10 business days of calendar quarter-end, each Fund’s complete portfolio holdings and their weightings are posted until replaced by the next quarter’s information.

36

Shareholder Information

Distribution Arrangements/Sales Charges

Class R6 shares of the Funds have no sales charges or distribution/service fees.

Dividends, Distributions and Taxes

Dividends and Distributions. Each Fund intends to qualify each year as a regulated investment company under the Internal Revenue Code. As a regulated investment company, a Fund generally pays no federal income tax on the income and gains it distributes to you. Each Fund expects to declare and distribute all of its net investment income, if any, to shareholders as dividends annually. Each Fund will distribute net realized capital gains, if any, at least annually. A Fund may distribute such income dividends and capital gains more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on the Fund. The amount of any distribution will vary, and there is no guarantee a Fund will pay either an income dividend or a capital gains distribution.

Annual Statements. Each year, the Funds will send you an annual statement (Form 1099) of your account activity to assist you in completing your federal, state and local tax returns. Distributions declared in October, November, or December to shareholders of record in such month, but paid in January, are taxable as if they were paid in December. Prior to issuing your statement, the Funds make every effort to reduce the number of corrected forms mailed to you. However, if a Fund finds it necessary to reclassify its distributions or adjust the cost basis of any covered shares (defined below) sold or exchanged after you receive your tax statement, the Fund will send you a corrected Form 1099.

Avoid “Buying a Dividend.” At the time you purchase your Fund shares, a Fund’s net asset value may reflect undistributed income, undistributed capital gains, or net unrealized appreciation in value of portfolio securities held by the Fund. For taxable investors, a subsequent distribution to you of such amounts, although constituting a return of your investment, would be taxable. Buying shares in a Fund just before it declares an income dividend or capital gains distribution is sometimes known as “buying a dividend.”

Tax Considerations. Each Fund expects, based on its investment objective and strategies, that its distributions, if any, will be taxable as ordinary income, capital gains, or some combination of both. This is true whether you reinvest your distributions in additional Fund shares or receive them in cash.

For federal income tax purposes, Fund distributions of short-term capital gains are taxable to you as ordinary income. Fund distributions of long-term capital gains are taxable to you as long-term capital gains no matter how long you have owned your shares. A portion of income dividends reported by a Fund may be qualified dividend income eligible for taxation by individual shareholders at long-term capital gain rates provided certain holding period requirements are met.

Sale or Redemption of Fund Shares. You will recognize taxable gain or loss on a sale, exchange or redemption of your shares in a Fund, including an exchange for shares of another RBC Fund, based on the difference between your tax basis in the shares and the amount you receive for them. Generally, you will recognize long-term capital gain or loss if you have held your Fund shares for over one year at the time you sell or exchange them. Any loss incurred on a redemption or exchange of shares held for six months or less will be treated as long-term capital loss to the extent of any long-term capital gain distributed to you by the Fund on those shares. A Fund is required to report to you and the Internal Revenue Service annually on Form 1099-B not only the gross proceeds of Fund shares you sell or redeem but also their cost basis for shares purchased or acquired on or after January 1, 2012 (“covered shares”). Cost basis will be calculated using the Funds’ default method of average cost, unless you instruct a Fund to use a different calculation method. Shareholders should carefully review the cost basis information provided by a Fund and make any additional basis, holding period or other adjustments that are required when reporting these amounts on their federal income tax returns. If your account is held by your investment representative (financial advisor or other broker), please contact that representative with respect to reporting of cost basis and available elections for your account. Tax-advantaged retirement accounts will not be affected.

37

Shareholder Information

Medicare Tax. An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from a Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts. This Medicare tax, if applicable, is reported by you on, and paid with, your federal income tax return.

Backup Withholding. By law, if you do not provide a Fund with your proper taxpayer identification number and certain required certifications, you may be subject to backup withholding on any distributions of income, capital gains, or proceeds from the sale of your shares. A Fund also must withhold if the Internal Revenue Service instructs it to do so. When withholding is required, the amount will be 28% of any distributions or proceeds paid.

State and Local Taxes. Fund distributions and gains from the sale or exchange of your Fund shares also may be subject to state, local and foreign taxes.

Non-U.S. Shareholders. Shareholders other than U.S. persons may be subject to a different U.S. federal income tax treatment, including withholding tax at the rate of 30% on amounts treated as ordinary dividends from the Fund, as discussed in more detail in the SAI.

This discussion of “Dividends, Distributions and Taxes” is not intended or written to be used as tax advice. Because everyone’s tax situation is unique, you should consult your tax professional about federal, state, local, or foreign tax consequences before making an investment in a Fund.

Organizational Structure

RBC Funds Trust, formerly known as Tamarack Funds Trust, was organized as a Delaware statutory trust on December 16, 2003. Overall responsibility for the management of the Funds is vested in the Board of Trustees.

38

Financial Highlights

The following tables are intended to help you understand each Fund’s financial performance since each Fund’s inception. The returns shown reflect the returns for each Fund’s Class I Shares, which are not offered in this Prospectus, as the Class R6 Shares have not yet commenced operations as of the date of this Prospectus. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in a Fund assuming reinvestment of all dividends and distributions. This information has been audited by Deloitte & Touche LLP, whose Report of Independent Registered Public Accounting Firm, along with each Fund’s financial statements, is included in the Funds’ Annual Report, which is available free of charge at www.rbcgam.us or by calling 1-800-422-2766.

RBC Emerging Markets Equity Fund

	For the Year Ended March 31, 2016		For the Year Ended March 31, 2015	For the Period Ended March 31, 2014(a)
Class I
Per Share Operating Performance:
Net asset value, beginning of period	$11.01		$10.21	$10.00
Net investment income(b)	0.06		0.09	0.01
Realized and unrealized gains/(losses)	(1.07)		1.05	0.20
Total from investment activities	(1.01)		1.14	0.21
Distributions:
Net investment income	(0.01)		(0.23)	—
Realized gains	(0.04)		(0.11)	—
Total distributions	(0.05)		(0.34)	—
Net asset value, end of period	$9.95		$11.01	$10.21

Total Return:(c)	(9.18)%		11.38%	2.10	%(d)

Ratios to Average Net Assets:
Ratio of Net Expenses to Average Net Assets	0.75	%(e)	1.20%	1.20	%(f)
Ratio of Net Investment Income to Average Net Assets	0.62%		0.87%	0.29	%(f)
Ratio of Expenses to Average Net Assets*	1.89%		4.65%	8.52	%(f)

Net assets, end of period (in thousands)	$75,250		$4,017	$2,551
Portfolio turnover**	19%		37%	11%

*	During the period, certain fees were contractually or voluntarily reduced and/or reimbursed. If such contractual/voluntary fee reductions and reimbursements had not occurred, the ratio would have been as indicated.
**	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(a)	For the period from December 20, 2013 (commencement of operations) to March 31, 2014.
(b)	Per share net investment income has been calculated using the average daily shares method.
(c)	Assumes investment at net asset value at the beginning of the period, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the period.
(d)	Not Annualized.
(e)	Beginning August 3, 2015, the net operating expenses were contractually limited to 0.725% of average daily net assets of Class I. The ratio of net expenses to average net assets represents a blended percentage for the year ended March 31, 2016.
(f)	Annualized.

39

Financial Highlights

RBC Global Opportunities Fund

	For the Year Ended March 31, 2016	For the Period Ended March 31, 2015(a)
Class I
Per Share Operating Performance:
Net asset value, beginning of period	$10.31	$10.00
Net investment income(b)	0.05	0.01
Realized and unrealized gains/(losses)	(0.12)	0.30
Total from investment activities	(0.07)	0.31
Distributions:
Net investment income	(0.12)	0.00	(c)
Total distributions	(0.12)	0.00	(c)
Net asset value, end of period	$10.12	$10.31

Total Return:(d)	(0.63)%	3.13	%(e)

Ratios to Average Net Assets:
Ratio of Net Expenses to Average Net Assets	1.05%	1.05	%(f)
Ratio of Net Investment Income to Average Net Assets	0.48%	0.19	%(f)
Ratio of Expenses to Average Net Assets*	3.97%	3.46	%(f)

Net assets, end of period (in thousands)	$5,197	$5,155
Portfolio turnover**	34%	11%

*	During the year, certain fees were contractually or voluntarily reduced and/or reimbursed. If such contractual/voluntary fee reductions and reimbursements had not occurred, the ratio would have been as indicated.
**	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

(a)	For the period from December 3, 2014 (commencement of operations) to March 31, 2015.

(b)	Per share net investment income has been calculated using the average daily shares method.

(c)	Less than $0.01 or $(0.01) per share.

(d)	Assumes investment at net asset value at the beginning of the period, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the period.

(e)	Not Annualized.

(f)	Annualized.

40

Financial Highlights

RBC International Opportunities Fund

	For the Year Ended March 31, 2016	For the Period Ended March 31, 2015(a)
Class I
Per Share Operating Performance:
Net asset value, beginning of period	$10.21	$10.00
Net investment income(b)	0.12	0.02
Realized and unrealized gains/(losses)	(0.69)	0.19
Total from investment activities	(0.57)	0.21
Distributions:
Net investment income	(0.17)	0.00	(c)
Total distributions	(0.17)	0.00	(c)
Net asset value, end of period	$9.47	$10.21

Total Return:(d)	(5.52)%	2.12	%(e)

Ratios to Average Net Assets:
Ratio of Net Expenses to Average Net Assets	1.00%	1.00	%(f)
Ratio of Net Investment Income to Average Net Assets	1.23%	0.59	%(f)
Ratio of Expenses to Average Net Assets*	3.92%	3.50	%(f)

Net assets, end of period (in thousands)	$5,483	$5,308
Portfolio turnover**	35%	8%

*	During the year, certain fees were contractually or voluntarily reduced and/or reimbursed. If such contractual/voluntary fee reductions and reimbursements had not occurred, the ratio would have been as indicated.

**	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

(a)	For the period from December 3, 2014 (commencement of operations) to March 31, 2015.

(b)	Per share net investment income has been calculated using the average daily shares method.

(c)	Less than $0.01 or $(0.01) per share.

(d)	Assumes investment at net asset value at the beginning of the period, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the period.

(e)	Not Annualized.

(f)	Annualized.

41

Privacy Policy

RBC Funds
Notice of Privacy Policy & Practices

The RBC Funds recognize and respect the privacy concerns and expectations of our customers, including individuals who provide their nonpublic personal information to the RBC Funds but do not invest in the RBC Funds’ shares.

We provide this notice to you so that you will know what kinds of information we collect about our customers and the circumstances in which that information may be disclosed to third parties who are not affiliated with the RBC Funds.

Collection of Customer Information	We collect nonpublic personal information about our customers from the following sources:
	●	Account Applications and Other Forms, which may include a customer’s name, address, social security number, and information about a customer’s investment goals and risk tolerance;
	●	Account History, including information about the transactions and balances in a customer’s accounts; and
	●	Correspondence, written, telephonic or electronic between a customer and the RBC Funds or service providers to the RBC Funds.
Disclosure of Customer Information	We may disclose all of the information described above to certain third parties who are not affiliated with the RBC Funds under one or more of these circumstances:
	●	As Authorized — if you request or authorize the disclosure of the information.
	●	As Permitted by Law — for example, sharing information with companies who maintain or service customer accounts for the RBC Funds is permitted and is essential for us to provide shareholders with necessary or useful services with respect to their accounts.
	●	Under Joint Agreements — we may also share information with companies that perform marketing services on our behalf or to other financial institutions with whom we have joint marketing agreements.
Security, Safeguarding and Destruction of Customer Information and Reports	We require service providers to the RBC Funds:
	●	To maintain policies and procedures designed to assure only appropriate access to, and use of information about customers of, the RBC Funds;
	●	To maintain physical, electronic and procedural safeguards that comply with federal standards to guard nonpublic personal information of customers of the RBC Funds;
	●	To maintain physical, electronic and procedural safeguards for the proper disposal of consumer report information, as defined in Rule 30(b)(1)(ii) of Regulation S-P.
Delegation	The RBC Funds have delegated the responsibility to implement appropriate written procedures for such safeguarding and disposal of consumer report information and records to the Funds’ transfer agent and/or any other service provider who may come into possession of such information.

We will adhere to the policies and practices described in this notice regardless of whether you are a current or former shareholder of the RBC Funds.

42

For more information about the Funds, the following documents are available free upon request:

Annual/Semi-Annual Reports (Reports):

The Funds’ Reports to shareholders contain additional information on the Funds’ investments. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds’ performance during their last fiscal year.

Statement of Additional Information (SAI):

The Funds’ SAI provides more detailed information about the Funds, including their operations and investment policies. It is incorporated by reference and is legally considered a part of this Prospectus.

You can get free copies of the Reports and the SAI, or request other information and discuss your questions about the Funds by contacting a broker or bank that sells the Funds, or contacting the Funds at:
RBC Funds c/o U.S. Bancorp Fund Services, LLC P.O. Box 701 Milwaukee, WI 53201-0701 Telephone: 1-800-422-2766
You may also visit the Funds’ website at www.rbcgam.us for a free copy of the Funds’ Prospectus, SAI or Reports.

Information from the Securities and Exchange Commission:

You can review and obtain copies of Fund documents from the SEC as follows:

In person:

U.S. SEC Office of Investor Education & Advocacy in Washington, D.C. (For its hours of operation, call 1-202-551-6500.)

By mail:

Securities and Exchange Commission
U.S. SEC Office of Investor Education & Advocacy

100 F Street NE
Washington, D.C. 20549-1520

(The SEC charges a fee to copy any documents.)

On the EDGAR database via the Internet: www.sec.gov

By electronic request:

help@sec.gov

(The SEC charges a fee to copy any documents.)

Investment Company Act File No. 811-21475.

RBC FUNDS TRUST
50 SOUTH SIXTH STREET, SUITE 2350
MINNEAPOLIS, MINNESOTA 55402

GENERAL AND ACCOUNT INFORMATION
(800) 422-2766

STATEMENT OF ADDITIONAL INFORMATION

November 22, 2016, as supplemented February 1, 2017

For each of the following Funds:

RBC Emerging Markets Equity Fund
Class R6: RREMX

RBC Global Opportunities Fund
Class R6: RGORX

RBC International Opportunities Fund
Class R6: RIORX

This Statement of Additional Information (“SAI”) describes the RBC Emerging Markets Equity Fund, RBC Global Opportunities Fund and RBC International Opportunities Fund (each a “Fund” and together the “Funds”) of RBC Funds Trust (the “Trust”) advised by RBC Global Asset Management (U.S.) Inc. (the “Advisor”) and sub-advised by RBC Global Asset Management (UK) Limited (the “Sub-Advisor”).

Each Fund has a distinct investment objective and policies. Shares of the Funds are sold to the public by Quasar Distributors, LLC (the “Distributor”) and are sold as investment vehicles for individuals, institutions, corporations and fiduciaries, including customers of the Advisor or its affiliates.

The Trust is offering an indefinite number of shares of each class of shares offered by the particular Fund. See “Additional Purchase and Redemption Information” and “Other Information — Capitalization” below.

This SAI is not a prospectus and is authorized for distribution only when preceded or accompanied by the prospectus for the Funds, dated November 22, 2016, as supplemented February 1, 2017 (the “Prospectus”). This SAI contains additional and more detailed information than that set forth in the Prospectus and should be read in conjunction with the Prospectus. The financial statements and related reports of the independent registered public accounting firm in the Funds’ Annual Report for the most recent fiscal year are incorporated by reference into this SAI. Copies of the Annual and Semi-Annual Reports, and the Prospectus are available without charge, and may be obtained by writing or calling the Funds at the address or telephone number printed above, or on the Funds’ website at www.rbcgam.us.

INVESTMENT POLICIES

The investment objective and principal investment strategies of each Fund are set forth in the Funds’ Prospectus. This SAI contains supplemental information concerning certain types of securities and other instruments in which the Funds may invest, the investment policies and portfolio strategies that the Funds may utilize, and certain risks attendant to such investments, policies and strategies. The investment objective of each Fund is a non-fundamental policy of the Fund and may be changed by the Board of Trustees without shareholder approval. Unless otherwise indicated, each investment policy and practice applies to all Funds.

DESCRIPTION OF SECURITIES AND INVESTMENT PRACTICES

CASH MANAGEMENT. The Funds may invest a portion of their assets in cash or high-quality, short-term debt obligations readily convertible into cash. Such high quality, short-term obligations include: money market securities, money market mutual funds, commercial paper, bank certificates of deposit, and repurchase agreements collateralized by government securities. These investments may be used for cash management purposes and to maintain liquidity in order to satisfy redemption requests or pay unanticipated expenses, or they may be used while a Fund looks for suitable investment opportunities. There may also be times when a Fund attempts to respond to adverse market, economic, political or other conditions by investing up to 100% of its assets in these types of investments for temporary defensive purposes. During these times, the Fund may not be able to pursue its primary investment objective and, instead, will focus on preserving its assets.

In pursuing cash management strategies, the Funds will apply the following criteria to their investments:

(1)	Certificates of deposit, bankers’ acceptances and other short-term obligations must be issued domestically by United States commercial banks having assets of at least $1 billion, which are members of the Federal Deposit Insurance Corporation or holding companies of such banks;

(2)	Commercial paper will be limited to companies rated P-2 or higher by Moody’s Investors Service, Inc. (“Moody’s”) or A-2 or higher by Standard &Poor’s Financial Services LLC (“S&P”), (unless a higher rating is specified in the Prospectus, in which case the higher rating applies) or if not rated by either Moody’s or S&P, a company’s commercial paper may be purchased if the company has an outstanding bond issue rated A or higher by Moody’s or A or higher by S&P or, if unrated, is deemed to be of comparable quality by the Advisor (unless a higher rating is specified in the prospectus, in which case the higher rating applies);

(3)	The Funds will purchase only negotiable certificates of deposit and other short-term debt obligations of savings and loan associations having assets of at least $1 billion, which are regulated by the office of the Comptroller of the Currency and insured by the Federal Savings and Loan Insurance Corporation.

The securities used for cash management can go down in value. The market value of debt securities generally varies in response to changes in interest rates. During periods of declining interest rates, the value of debt securities generally increases. Conversely, during periods of rising interest rates, the value of these securities generally declines. These changes in market value will be reflected in a Fund’s net asset value.

COMMERCIAL PAPER. The term commercial paper generally refers to short-term unsecured promissory notes. Commercial paper may be issued by both foreign and domestic entities, which may include bank holding companies, corporations, special purpose corporations, financial institutions, and at times government agencies and financial instrumentalities. Investments in commercial paper may be in the form of discounted securities, be issued at par, and be variable rate demand notes and variable rate master demand notes, all with stated or anticipated maturities within 397 days. Commercial paper may be issued as taxable or tax exempt securities. All commercial paper purchased by a Fund must meet minimum rating criteria for that Fund.

CONVERTIBLE SECURITIES. Convertible securities give the holder the right to exchange the security for a specific number of shares of common stock, and entitles the holder to receive interest that is generally paid or accrued on debt or a dividend that is paid or accrued on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Convertible securities include convertible preferred stocks, convertible bonds, notes and debentures, and other securities. Convertible securities typically involve less credit risk than common stock of the same issuer because convertible securities are “senior” to common stock — i.e., they have a prior claim against the issuer’s assets. Convertible securities have unique investment characteristics, in that they generally (i) have higher yields than common stocks, but pay lower yields than comparable non-convertible securities, (ii) are less subject to fluctuation in value than the underlying common stock due to their fixed income characteristics and (iii) provide the potential for capital appreciation if the market price of the underlying common stock increases.

Investments in convertible bonds may, in addition to normal bond risks and fluctuations, be subject to fluctuations in response to numerous factors, including but not limited to, variations in the periodic operating results of the issuer, changes in investor perceptions of the issuer, the depth and liquidity of the market for convertible bonds and changes in actual or forecasted global or regional economic conditions. In addition, the global bond markets have from time to time experienced extreme price and volume fluctuations.

Any such broad market fluctuations may adversely affect the trading price of convertible bonds. A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument. If a convertible security held by a Fund is called for redemption, the Fund will be required to permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party. Any of these actions could have an adverse effect on a Fund’s ability to achieve its investment objective, which, in turn, could result in losses to the Fund.

CORPORATE DEBT SECURITIES. The Funds may invest in corporate debt securities (corporate bonds, debentures, notes and similar corporate debt instruments) which meet the applicable rating criteria established for each Fund. The Funds may also invest in hybrid corporate debt, including Tier I and Tier II bank capital securities and bank trust preferred securities.

Corporate debt securities are taxable debt obligations issued by corporations, are subject to the risk of the issuer’s inability to meet principal and interest payments on the obligations and may also be subject to price volatility due to factors such as market interest rates, market perception of the creditworthiness of the issuer and general market liquidity. The market value of a debt security generally reacts inversely to interest rate changes. When prevailing interest rates decline, the price of the debt obligation usually rises, and when prevailing interest rates rise, the price usually declines.

After purchase by a Fund, a security may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. Neither event will require a sale of such security by the Fund. However, the Sub-Advisor will consider such event in its determination of whether the Fund should continue to hold the security. To the extent the ratings given by Moody’s, S&P or another rating agency change as a result of changes in such organizations or their rating systems, the Funds will attempt to use comparable ratings as standards for investments in accordance with the investment policies contained in the Prospectus and in this SAI.

CYBERSECURITY. With the increased use of technologies such as the Internet to conduct business, the Funds are susceptible to operational, information security and related risks. In general, cyber incidents can result from deliberate attacks or unintentional events. Cyber attacks include, but are not limited to, gaining unauthorized access to digital systems (e.g., through “hacking” or malicious software coding) for purposes of misappropriating assets or sensitive information, corrupting data, or causing operational disruption. Cyber attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on websites (i.e., efforts to make network services unavailable to intended users). Cybersecurity failures or breaches by the Funds’ Advisor, and other service providers (including, but not limited to, fund accountants, custodians, transfer agents and administrators), and the issuers of securities in which the Funds invest, have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Fund’s ability to calculate its net asset value, impediments to trading, the inability of Fund shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future. While the Funds and their service providers have established business continuity plans in the event of, and systems designed to reduce the risks associated with, such cyber attacks, there are inherent limitations in such plans and systems including the possibility that certain risks have not been identified. Furthermore, the Funds cannot control the cybersecurity plans and systems put in place by service providers to the Funds and issuers in which the Funds invest. The Funds and their shareholders could be negatively impacted as a result.

DERIVATIVES. A derivative is a financial instrument which has a value that is based on (“derived from”) the value of one or more other assets, such as securities, interest rates, currencies, commodities or related indexes (“reference assets”). Derivatives include forwards, options, futures, options on futures and swap agreements (see additional disclosure below). The risks associated with the use of derivatives are different from, and may be greater than, the risks associated with investing in the underlying reference asset on which the derivative is based. Derivatives are highly specialized instruments that require investment and analysis techniques different from those associated with standard bond and equity securities. Using derivatives requires an understanding not only of the underlying reference asset, but of the derivative instrument itself, without the benefit of observing the performance of the derivative under all potential market conditions. The Funds, as described in more detail below, may invest in various types of derivatives for the purpose of risk management, seeking to reduce transaction costs, modifying the target duration of a Fund’s portfolio, managing a Fund’s cash position or otherwise seeking to add value to an individual portfolio when a derivative instrument is more favorably priced relative to the underlying security. However, there is no guarantee that a particular derivative strategy will meet these objectives. Further, the Funds are not obligated to actively engage in hedging. For example, a Fund may not have attempted to hedge its exposure to a particular risk at a time when doing so might have avoided a loss. The Funds will not use derivatives for speculative purposes.

In addition to the risks associated with specific types of derivatives as described below, derivatives may be subject to the following risks: 1) Counterparty risk: the risk of loss due to the failure of the other party to the contract to make required payments or otherwise comply with contract terms; 2) Liquidity risk: the risk that a portfolio may not be able to purchase or sell a derivative at the most advantageous time or price due to difficulty in finding a buyer or seller; or 3) Pricing or Valuation risk: the risk that a derivative may not be correctly priced within a portfolio due to the fluctuating nature of the underlying reference asset. There is also the risk that the fluctuations in value of a derivative will not correlate perfectly with that of the underlying reference asset. Finally, the decision to purchase or sell a derivative depends in part upon the ability of the Sub-Advisor to forecast certain economic trends, such as interest rates. If the Sub-Advisor incorrectly forecasts these trends, or in the event of unanticipated market movement, there is a risk of loss to the portfolio upon liquidation of the derivative.

Leverage exists when a Fund purchases or sells a derivative instrument or enters into a transaction without investing cash in an amount equal to the full economic exposure of the instrument or transaction and the Fund could lose more than it invested. Leverage may cause a Fund to be more volatile because it may exaggerate the effect of any increase or decrease in the value of the Fund’s portfolio securities. The use of some derivative instruments may result in economic leverage, which does not result in the possibility of a Fund incurring obligations beyond its investment, but that nonetheless permits the Fund to gain exposure that is greater than would be the case in an unlevered instrument.

The U.S. Securities and Exchange Commission (“SEC”) takes the position that financial instruments that involve a Fund’s obligation to make future payments to third parties can be viewed as issuances of “senior securities” by a Fund. To prevent such transactions being viewed as “senior securities” subject to the Investment Company Act of 1940, as amended (the “1940 Act”), prohibition, a Fund may (1) maintain an offsetting investment; (2) segregate or earmark on the books of the Fund an appropriate amount of liquid assets to “cover” the Fund’s potential exposure under the leveraged transactions; or (3) maintain other “cover” for the transaction as permitted by SEC guidance. In many cases, a Fund is required to cover its open position by maintaining segregated liquid assets equal to the derivative contract’s full, notional value. However, with respect to certain instruments that are contractually required to “cash-settle,” a Fund is permitted to maintain a “cover” in an amount equal to the Fund’s daily marked-to-market (net) obligation (i.e., the Fund’s daily net liability if any) rather than the notional value. By earmarking assets equal to only its net obligation under cash-settled contracts, a Fund will have the ability to employ leverage to a greater extent than if the Fund were required to earmark assets equal to the full notional value of such contracts. Fund transactions subject to the “senior security” prohibition are marked-to-market daily to assure that liquid assets equal to the potential exposure created by these transactions are maintained. These “cover” requirements may require that securities be sold or purchased in adverse market conditions. Further, maintaining segregated assets to cover “senior securities” transactions may result in such securities being unavailable for other investment purposes or to satisfy redemptions. The Funds have adopted asset segregation policies to comply with the SEC’s requirements relating to cover and senior securities. The Funds reserve the right to modify their asset segregation policies in the future to comply in the positions from time to time articulated by the SEC or its staff regarding asset segregation.

Futures. The Funds may enter into futures contracts, which are contracts between two parties for the sale of an underlying reference asset, such as a security, currency or commodity with delivery deferred until a future date. The buyer agrees to pay a fixed price at the agreed future date and the seller agrees to deliver the reference asset. Futures contracts may be bought and sold on U.S. and non-U.S. exchanges. Futures contracts in the U.S. are traded on exchanges and must be executed through a futures commission merchant (“FCM”), which is a brokerage firm. Futures contracts may also be entered into on certain exempt markets, including exempt boards of trade and electronic trading facilities, available to certain market participants. The purchase of a futures contract allows a Fund to increase or decrease its exposure to the underlying reference asset without having to buy or sell the actual asset. Futures contracts may be based on various securities, securities indexes, interest rates, foreign currencies and other financial instruments and indexes. A Fund may not invest more than 15% of its net assets in premiums and margins on options and futures.

A futures contract on a securities index is an agreement obligating either party to pay, and entitling the other party to receive, while the contract is outstanding, cash payments based on the level of a specified securities index. Each Fund may engage in such futures transactions in an effort to hedge against market risks and to manage its cash position. This investment technique is designed primarily to hedge against anticipated future changes in market conditions which otherwise might adversely affect the value of securities which these Funds hold or intend to purchase. For example, when interest rates are expected to rise or market values of portfolio securities are expected to fall, a Fund can seek through the sale of futures contracts to offset a decline in the value of its portfolio securities. When interest rates are expected to fall or market values are expected to rise, a Fund, through the purchase of such contracts, can attempt to secure better rates or prices than might later be available in the market when it affects anticipated purchases.

While futures contracts generally provide for the delivery of an underlying reference asset, actual delivery usually does not occur. Futures contracts can be terminated by entering into offsetting transactions. In addition, a Fund may invest in futures contracts that are contractually required to be “cash-settled,” rather than requiring the delivery of the reference asset. The Fund will cover its obligations under the futures transactions in which it participates by either (i) holding offsetting positions; or (ii) accruing such amounts on a daily basis and maintaining segregated assets to cover the futures contract. With respect to a futures contract that is not contractually required to “cash-settle,” a Fund must cover its open position by maintaining segregated assets equal to the contract’s full, notional value. However, the Fund may net non-cash settled futures contracts if the futures have the same expiration date and underlying instruments. With respect to a futures contract that is contractually required to “cash-settle” the Fund is permitted to maintain segregated assets in an amount equal to the Fund’s daily marked-to-market (net) obligation (i.e., the Fund’s daily net liability if any) rather than the notional value. By setting aside assets equal to only its net obligation under cash-settled future contracts a Fund will have the ability to employ leverage to a greater extent than if the Fund were required to segregate assets equal to the full notional value of such contracts.

Options. A Fund may write (or sell) put and call options on the securities that the Fund is authorized to buy or already holds in its portfolio. A Fund may also purchase put and call options. A call option gives the purchaser the right to buy, and the writer the obligation to sell, the underlying security at the agreed-upon exercise (or “strike”) price during the option period. A put option gives the purchaser the right to sell, and the writer the obligation to buy, the underlying security at the strike price during the option period.

Purchasers of options pay an amount, known as a premium, to the option writer in exchange for the right under the option contract. A Fund may not invest more than 15% of its net assets in premiums and margins on options and futures.

A Fund may sell “covered” put and call options as a means of hedging the price risk of securities in the Fund’s portfolio. The sale of a call option against an amount of cash equal to the potential liability of a put constitutes a “covered put.” When a Fund sells an option, if the underlying securities do not increase (in the case of a call option) or decrease (in the case of a put option) to a price level that would make the exercise of the option profitable to the holder of the option, the option will generally expire without being exercised and the Fund will realize as profit the premium paid for such option. When a call option of which a Fund is the writer is exercised, the option holder purchases the underlying security at the strike price and the Fund does not participate in any increase in the price of such securities above the strike price. When a put option of which a Fund is the writer is exercised, the Fund will be required to purchase the underlying securities at the strike price, which may be in excess of the market value of such securities. At the time a Fund writes a put option or a call option on a security it does not hold in its portfolio in the amount required under the option, it will segregate or earmark liquid assets equal to its liability under the option or enter into an offsetting transaction, in accordance with procedures approved by the Trust that are intended to address potential leveraging issues.

Over-the-counter (“OTC”) options differ from exchange-traded options in several respects. They are transacted directly with dealers and not with a clearing corporation, and there is a risk of non-performance by the dealer. OTC options are available for a greater variety of securities and for a wider range of expiration dates and exercise prices than exchange-traded options. Because OTC options are not traded on an exchange, pricing is normally done by reference to information from a market maker. This information is carefully monitored by the Sub-Advisor and verified in appropriate cases. All OTC derivative counterparties will be approved consistent with the Advisor’s and Sub-Advisor’s policies and procedures. OTC options are subject to the Funds’ 15% limit on investments in securities which are illiquid or not readily marketable (see “Investment Restrictions”), provided that OTC option transactions by a Fund with a primary U.S. Government securities dealer which has given the Fund an absolute right to repurchase according to a “repurchase formula” will not be subject to such 15% limit.

It may be a Fund’s policy, in order to avoid the exercise of an option sold by it, to cancel its obligation under the option by entering into a closing purchase transaction, if available, unless it is determined to be in the Fund’s interest to sell (in the case of a call option) or to purchase (in the case of a put option) the underlying securities. A closing purchase transaction consists of a Fund purchasing an option having the same terms as the option sold by the Fund and has the effect of canceling the Fund’s position as a seller. The premium which a Fund will pay in executing a closing purchase transaction may be higher than the premium received when the option was sold, depending in large part upon the relative price of the underlying security at the time of each transaction. To the extent options sold by a Fund are exercised and the Fund either delivers portfolio securities to the holder of a call option or liquidates securities in its portfolio as a source of funds to purchase securities put to the Fund, the Fund’s portfolio turnover rate may increase, resulting in a possible increase in short-term capital gains and a possible decrease in long-term capital gains.

Purchasing and writing options involves certain risks. During the option period, the covered call writer has, in return for the premium on the option, given up the opportunity to profit from a price increase in the underlying securities above the exercise price, but, as long as its obligation as a writer continues, has retained the risk of loss should the price of the underlying security decline. The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying securities at the exercise price. If a put or call option purchased by a Fund is not sold when it has remaining value, and if the market price of the underlying security, in the case of a put, remains equal to or greater than the exercise price, or in the case of a call, remains less than or equal to the exercise price, the Fund will lose its entire investment in the option. Also, where a put or call option on a particular security is purchased to hedge against price movements in a related security, the price of the put or call option may move more or less than the price of the related security. There can be no assurance that a liquid market will exist when a Fund seeks to close out an option position. Furthermore, if trading restrictions or suspensions are imposed on the options market, a Fund may be unable to close out a position. If a Fund cannot affect a closing transaction, it will not be able to sell the underlying security while the previously written option remains outstanding, even if it might otherwise be advantageous to do so.

Options on Futures Contracts. The Funds may purchase and write put and call options on futures contracts that are traded on a U.S. exchange or board of trade and enter into related closing transactions to attempt to gain additional protection against the effects of interest rate, currency or equity market fluctuations. There can be no assurance that such closing transactions will be available at all times. In return for the premium paid, such an option gives the purchaser the right to assume a position in a futures contract at any time during the option period for a specified exercise price.

A Fund may purchase put options on futures contracts in lieu of, and for the same purpose as, the sale of a futures contract. It also may purchase such put options in order to hedge a long position in the underlying futures contract.

The purchase of call options on futures contracts is intended to serve the same purpose as the actual purchase of the futures contracts. A Fund may purchase call options on futures contracts in anticipation of a market advance when it is not fully invested.

A Fund may write a call option on a futures contract in order to hedge against a decline in the prices of the index or debt securities underlying the futures contracts. If the price of the futures contract at expiration is below the exercise price, the Fund would retain the option premium, which would offset, in part, any decline in the value of its portfolio securities.

The writing of a put option on a futures contract is similar to the purchase of the futures contracts, except that, if market price declines, a Fund would pay more than the market price for the underlying securities or index units. The net cost to that Fund would be reduced, however, by the premium received on the sale of the put, less any transaction costs.

At the time a Fund writes a put option or a call option on a futures contract, it will segregate or earmark liquid assets equal to its liability under the option or enter into an offsetting transaction, in accordance with procedures approved by the Board of Trustees that are intended to address potential leveraging issues.

Risks of Futures and Related Options Investments. There are several risks associated with the use of futures contracts and options on futures contracts. While a Fund’s use of futures contracts and related options for hedging may protect the Fund against adverse movements in the general level of interest rates or securities prices, such transactions could also preclude the opportunity to benefit from favorable movement in the level of interest rates or securities prices. There can be no guarantee that the Sub-Advisor’s forecasts about market value, interest rates and other applicable factors will be correct or that there will be a correlation between price movements in the hedging vehicle and in the securities being hedged. The skills required to invest successfully in futures and options may differ from the skills required to manage other assets in a Fund’s portfolio. An incorrect forecast or imperfect correlation could result in a loss on both the hedged securities in a Fund and the hedging vehicle so that the Fund’s return might have been better had hedging not been attempted.

There can be no assurance that a liquid market will exist at a time when a Fund seeks to close out a futures contract or futures option position. Most futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single day; once the daily limit has been reached on a particular contract, no trades may be made that day at a price beyond that limit. In addition, certain of these instruments are relatively new and without a significant trading history. As a result, there is no assurance that an active secondary market will develop or continue to exist. Lack of a liquid market for any reason may prevent a Fund from liquidating an unfavorable position and the Fund would remain obligated to meet margin requirements until the position is closed. The potential risk of loss to a Fund from a futures transaction is unlimited.

A Fund will enter into only those futures contracts or futures options which are standardized and traded on a U.S. or foreign exchange or board of trade, or similar entity, or are quoted on an automated quotation system. Foreign markets may offer advantages such as trading in indices that are not currently traded in the United States. Foreign markets, however, may have greater risk potential than domestic markets. Unlike domestic commodity exchanges, foreign commodity exchanges are not regulated by the U.S. Commodity Futures Trading Commission (“CFTC”) and, as such, trading on foreign exchanges may be subject to greater risk than trading on domestic exchanges. In addition, some foreign exchanges are principal markets so that no common clearing facility exists and a trader may look only to the broker for performance of the contract. Finally, any profits that a Fund might realize in trading in foreign markets could be eliminated by adverse changes in the exchange rate of the currency in which the transaction is denominated, or a Fund could incur losses as a result of changes in the exchange rate.

A Fund will incur brokerage fees in connection with its futures and options on futures transactions, and it will be required to segregate funds for the benefit of brokers as margin to guarantee performance of these contracts. In addition, while such contracts will be entered into to reduce certain risks, trading in these contracts entails certain other risks. Thus, while a Fund may benefit from the use of futures contracts and related options, unanticipated changes in interest rates may result in a poorer overall performance for that Fund than if it had not entered into any such contracts. Moreover, in the event of an imperfect correlation between the futures position and the portfolio position which is intended to be protected, the desired protection may not be obtained and the Fund may be exposed to risk of loss. A Fund may be required to segregate certain of its assets in respect of derivative transactions entered into by a Fund.

There is a risk of loss by a Fund of the initial and variation margin deposits in the event of bankruptcy of an FCM with which the Fund has an open position in a futures contract. The assets of the Fund may not be fully protected in the event of the bankruptcy of an FCM or central counterparty because the Fund might be limited to recovering only a pro rata share of all available funds and margin segregated on behalf of an FCM’s customers. If the FCM does not provide accurate reporting, the Fund is also subject to the risk that the FCM could use the Fund’s assets, which are held in an omnibus account with assets belonging to the FCM’s other customers, to satisfy its own financial obligations or the payment obligations of another customer.

The regulation of futures, options on futures and other derivatives is a rapidly changing area of law. For more information, see “Risks of Potential Regulation of Swaps and Other Derivatives” below.

Foreign Currency Options. Each Fund may purchase and write put and call options on foreign currencies and enter into related closing transactions to attempt to gain additional protection against adverse movements of currency exchange rates. A foreign currency option is a contract that gives the purchaser of the option, in return for the premium paid, the right to buy the underlying foreign currency from the writer of the option (in the case of a call option), or to sell the underlying foreign currency to the writer of the option (in the case of a put option), at a designated price during the term of the option. Foreign currency options are traded on U.S. and other exchanges as well as in the OTC market.

Risks of Foreign Currency Options. Foreign currency options traded on U.S. or other exchanges may be subject to position limits which may limit the ability of a Fund to reduce foreign currency risk using such options. OTC options differ from exchange-traded options in that they are two-party contracts with price and other terms negotiated between buyer and seller and generally do not have as much market liquidity as exchange-traded options. Employing hedging strategies with options on currencies does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Furthermore, such hedging transactions reduce or preclude the opportunity for gain if the value of the hedged currency should change relative to the U.S. dollar. The Funds will not speculate in options on foreign currencies.

There is no assurance that a liquid secondary market will exist for any particular foreign currency option or at any particular time. In the event no liquid secondary market exists, it might not be possible to effect closing transactions, in particular options. If a Fund cannot close out an option which it holds, it would have to exercise its option in order to realize any profit and would incur transactional costs on the sale of underlying assets.

Forward Foreign Currency Exchange Contracts. Each Fund may enter into forward foreign currency exchange contracts in order to protect against uncertainty in the level of future foreign exchange rates. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific non-U.S. currency in exchange for another currency, which may be U.S. dollars, at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at an exchange rate (price) set at the time of the contract. These contracts are entered into in the interbank market conducted between currency traders (usually large commercial banks) and their customers. At the maturity of a forward foreign currency exchange contract, a Fund may either exchange the reference asset and fixed price specified in the contract or, prior to maturity, a Fund may enter into a closing transaction involving the purchase or sale of an offsetting contract. Closing transactions with respect to forward foreign currency exchange contracts are usually effected with the counterparty to the original contract. A Fund may also enter into forward foreign currency exchange contracts that do not provide for physical settlement of the reference asset but instead provide for settlement by a single cash payment (“non-deliverable forwards”). Under definitions adopted by the CFTC and SEC, non-deliverable forwards are considered swaps. Although non-deliverable forwards have historically been traded in the OTC market, as swaps they may in the future be required to be centrally cleared and traded on public facilities. For more information on central clearing and trading of cleared swaps, see “Swap Agreements,” “Risks of Swap Agreements” and “Risks of Potential Regulation of Swaps and Other Derivatives” below.

Risks of Forward Foreign Currency Exchange Contracts. Forward foreign currency exchange contracts may be bought or sold to protect the Funds against a possible loss resulting from an adverse change in the relationship between foreign currencies and the U.S. dollar, or between foreign currencies. Although such contracts are intended to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time, they tend to limit any potential gain which might result should the value of such currency increase.

The precise matching of the value of forward contracts and the value of the securities involved will not generally be possible since the future value of the securities in currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. The successful use of these transactions will usually depend on the Advisor’s ability to accurately forecast currency exchange rate movements. Should exchange rates move in an unexpected manner, a Fund may not achieve the anticipated benefits of the transaction, or it may realize losses. Projection of short-term currency exchange rate movements is extremely difficult, and the successful execution of a short-term hedging strategy is uncertain. There can be no assurance that new forward contracts or offsets will always be available to the Funds.

Investors should bear in mind that the Funds are not obligated to actively engage in hedging or other currency transactions. For example, a Fund may not have attempted to hedge its exposure to a particular foreign currency at a time when doing so might have avoided a loss.

Swap Agreements. The Fund may engage in swap transactions, including, but not limited to, interest rate swaps and options thereon, swaps on specific securities or security indexes, total return swaps, credit default swaps (“CDS”), and credit default index swaps (“CDX”). A swap agreement is an agreement between two parties (generally referred to as the counterparties) to exchange payments at specified dates calculated on a specific asset, interest rate, or index. The payments under a swap agreement are based on the specified dollar amount (generally referred to as the notional amount). Generally swap agreements are structured so that the specified payments due from each counterparty with respect to a particular swap are netted, with net payment being made only to the counterparty entitled to receive such payment. Where a swap contract provides for the netting of payments, the net amount of the excess, if any, of the Fund’s obligations over its entitlements with respect to the swap contract will be accrued on a daily basis and an amount of segregated assets having an aggregate market value at least equal to the accrued excess will be maintained to cover the transaction.

The purchaser of an option on an interest rate swap, also known as a “swaption,” upon payment of a fee (either at the time of purchase or in the form of higher payments or lower receipts within an interest rate swap transaction) has the right, but not the obligation, to initiate a new swap transaction of a pre-specified notional amount with pre-specified terms with the seller of the swaption as the counterparty.

The purchaser of a CDS has the right to recoup the economic value of a decline in the value of obligations of the reference issuer if a credit event (e.g., a downgrade or default) occurs with respect to such debt obligations. CDS are contracts on individual debt obligations, while CDX transactions are contracts on indexes of debt obligations. CDS and CDX may require initial premium (discount) payments as well as periodic payments (receipts) related to the interest leg of the swap or to the default of a reference obligation. In cases where a Fund is the buyer of a CDS or a CDX contract, a Fund will earmark and reserve assets, in cash or liquid securities, with a value at least equal to the Fund’s exposure (any accrued but unpaid net amounts owed by the Fund to any counterparty), on a marked-to-market basis. In cases where a Fund is a seller of a CDS or CDX contract, the Fund will earmark and reserve assets, in cash or liquid securities, equal to the full notional value of the CDS or CDX.

A total return swap is an agreement between two parties under which the parties agree to make payments to each other so as to replicate the economic consequences that would apply had a purchase or short sale of the underlying reference instrument taken place. For example, one party agrees to pay the other party the total return earned or realized on the notional amount of an underlying equity security and any dividends declared with respect to that equity security. In return the other party makes payments, typically at a floating rate, calculated based on the notional amount.

A swap agreement may be negotiated bilaterally and traded OTC between the two parties (for an uncleared swap) or, in some instances, must be transacted through an FCM and cleared through a clearinghouse that serves as a central counterparty (for a cleared swap). In an uncleared swap, the swap counterparty is typically a brokerage firm, bank or other financial institution. During the term of an uncleared swap, a Fund is usually required to pledge to the swap counterparty, from time to time, an amount of cash and/or other assets equal to the total net amount (if any) that would be payable by the Fund to the counterparty if the swap were terminated on the date in question, including, any early termination payments. Periodically, changes in the amount pledged are made to recognize changes in value of the contract resulting from, among other things, interest on the notional value of the contract, changes in the market value of the underlying investment, and/or dividends paid by the issuer of the underlying instrument. Likewise, the counterparty may be required to pledge cash or other assets to cover its obligations to the Fund.

In December 2015, the CFTC adopted margin requirements for uncleared swaps. The Funds have not typically provided initial margin in connection with uncleared swaps. When the CFTC’s margin requirements become effective, the requirements may impact the Funds’ ability to engage in uncleared swaps because margin for uncleared swaps is expected to be higher than margin for cleared swaps (discussed below).

As a result of the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the “Dodd-Frank Act”) and related regulatory developments, which imposed comprehensive regulatory requirements on swaps and swap market participants, certain standardized swaps are subject to mandatory central clearing and exchange trading. In a cleared swap, a Fund’s ultimate counterparty is a central clearinghouse rather than a brokerage firm, bank or other financial institution. Cleared swaps are submitted for clearing through each party’s FCM, which must be a member the clearinghouse that serves as the central counterparty. Mandatory clearing and exchange-trading of swaps will occur on a phased-in basis based on CFTC approval of contracts for central clearing and public trading facilities making such cleared swaps available to trade. To date, the CFTC has designated only certain of the most common types of CDX and interest rate swaps as subject to mandatory clearing and certain public trading facilities have made certain of those swaps available to trade, but it is expected that additional categories of swaps will in the future be designated as subject to mandatory clearing and trade execution requirements. Central clearing is intended to reduce counterparty credit risk and increase liquidity, but central clearing does not eliminate these risks and may involve additional costs and risks not involved with uncleared swaps. For more information, see “Risks of Swap Agreements” and “Risks of Potential Regulation of Swaps and Other Derivatives” below.

When a Fund enters into a cleared swap, it must deliver to the central counterparty (via an FCM) an amount referred to as “initial margin.” Initial margin requirements are determined by the central counterparty, but an FCM may require additional initial margin above the amount required by the central counterparty. During the term of the swap agreement, a “variation margin” amount may also be required to be paid by the Fund or may be received by the Fund in accordance with margin controls set for such accounts, depending upon changes in the value of the contract resulting from, among other things, interest on the notional value of the contract, market value changes in underlying instrument, and/or dividends paid by the issuer of the underlying instrument. At the conclusion of the term of the swap agreement, if the Fund has a loss equal to or greater than the margin amount, the margin amount is paid to the FCM along with any loss in excess of the margin amount. If the Fund has a loss of less than the margin amount, the excess margin is returned to the Fund. If the Fund has a gain, the full margin amount and the amount of the gain is paid to the Fund.

Risks of Swap Agreements. As is the case with most investments, swap agreements are subject to market risk, and there can be no guarantee that the Sub-Advisor will correctly forecast the future movements of interest rates, indexes or other economic factors. The use of swaps requires an understanding of investment techniques, risk analysis and tax treatment different than those of the Fund’s underlying portfolio investments. Swap agreements may be subject to liquidity risk, when a particular contract is difficult to purchase or sell at the most advantageous time. However, in recent years the swaps market has become increasingly liquid, and central clearing and the trading of cleared swaps on public facilities are intended to further increase liquidity. Nevertheless, certain swap agreements may be subject to the Fund’s limitations on illiquid securities.

Swap agreements are also subject to pricing risk which can result in significant fluctuations in value relative to historical prices. Significant fluctuations in value may mean that it is not possible to initiate or liquidate a swap position in time to avoid a loss or take advantage of a specific market opportunity.

Rules adopted under the Dodd-Frank Act require centralized reporting of detailed information about swaps, whether cleared or uncleared. This information is available to regulators and also, to a more limited extent and on an anonymous basis, to the public. Reporting of swap data is intended to result in greater market transparency. This may be beneficial to Funds should they use swaps in their trading strategies. However, public reporting imposes additional recordkeeping, burdens on these Funds, and the safeguards established to protect anonymity are not yet tested and may not provide protection of trader identities as intended.

Uncleared swaps are typically executed bilaterally with a swap dealer rather than traded on exchanges. As a result, swap participants may not be as protected as participants on organized exchanges. Performance of a swap agreement is the responsibility only of the swap counterparty and not of any exchange or clearinghouse. As a result, the Funds are subject to counterparty risk (i.e. the risk that a counterparty will be unable or will refuse to perform under such agreement, including because of the counterparty’s bankruptcy or insolvency). The Fund risks the loss of the accrued but unpaid amounts under a swap agreement, which could be substantial, in the event of a default, insolvency or bankruptcy by a swap counterparty. In such an event, the Fund will have contractual remedies pursuant to the swap agreements, but bankruptcy and insolvency laws could affect the Fund’s rights as a creditor. If the counterparty’s creditworthiness declines, the value of a swap agreement would likely decline, potentially resulting in losses.

As noted above, under recent financial reforms, certain types of swaps are, and others eventually are expected to be, required to be cleared through a central counterparty, which may affect counterparty risk and other risks faced by the Fund. Central clearing is designed to reduce counterparty credit risk and increase liquidity compared to bilateral swaps because central clearing interposes the central clearinghouse as the counterparty to each participant’s swap, but it does not eliminate those risks completely. There is also a risk of loss by a Fund of the initial and variation margin deposits in the event of bankruptcy of the FCM with which the Fund has an open position, or the central counterparty in a swap contract. The assets of the Fund may not be fully protected in the event of the bankruptcy of the FCM or central counterparty because the Fund might be limited to recovering only a pro rata share of all available funds and margin segregated on behalf of an FCM’s customers. If the FCM does not provide accurate reporting, the Fund is also subject to the risk that the FCM could use the Fund’s assets, which are held in an omnibus account with assets belonging to the FCM’s other customers, to satisfy its own financial obligations or the payment obligations of another customer to the central counterparty. Credit risk of cleared swap participants is concentrated in a few clearinghouses, and the consequences of insolvency of a clearinghouse are not clear. Transactions executed on a swap execution facility (“SEF”) may increase market transparency and liquidity but may require the Fund to incur increased expenses to access the same types of swaps that it has used in the past.

With cleared swaps, a Fund may not be able to obtain as favorable terms as it would be able to negotiate for a bilateral, uncleared swap. In addition, an FCM may unilaterally amend the terms of its agreement with the Fund, which may include the imposition of position limits or additional margin requirements with respect to the Fund’s investment in certain types of swaps. Central counterparties and FCMs can require termination of existing cleared swap transactions upon the occurrence of certain events, and can also require increases in margin above the margin that is required at the initiation of the swap agreement. Currently, depending on a number of factors, the margin required under the rules of the clearinghouse and FCM may be in excess of the collateral required to be posted by the Fund to support its obligations under a similar uncleared swap. However, regulators have proposed and are expected to adopt rules imposing certain margin requirements on uncleared swaps in the near future, which is likely to impose higher margin requirements on uncleared swaps.

The Funds are also subject to the risk that, after entering into a cleared swap with an executing broker, no FCM or central counterparty is willing or able to clear the transaction. In such an event, a Fund may be required to break the trade and make an early termination payment to the executing broker.

Swaps that are subject to mandatory clearing are also required to be traded on SEFs, if any SEF makes the swap available to trade. A SEF is a trading platform where multiple market participants can execute swap transactions by accepting bids and offers made by multiple other participants on the platform. Transactions executed on a SEF may increase market transparency and liquidity but may require the Fund to incur increased expenses to access the same types of swaps that it has used in the past.

Risks of Potential Regulation of Swaps and Other Derivatives. The regulation of cleared and uncleared swaps, as well as other derivatives, is a rapidly changing area of law and is subject to modification by government and judicial action. In addition, the SEC, CFTC and the exchanges are authorized to take extraordinary actions in the event of a market emergency, including, for example, the implementation or reduction of speculative position limits, the implementation of higher margin requirements, the establishment of daily price limits and the suspension of trading.

It is not possible to predict fully the effects of current or future regulation. However, it is possible that developments in government regulation of various types of derivative instruments, such as speculative position limits on certain types of derivatives, or limits or restrictions on the counterparties with which the Funds engage in derivative transactions, may limit or prevent a Fund from using or limit a Fund’s use of these instruments effectively as a part of its investment strategy, and could adversely affect a Fund’s ability to achieve its investment objective. The Advisor will continue to monitor developments in the area, particularly to the extent regulatory changes affect the Fund’s ability to enter into desired swap agreements. New requirements, even if not directly applicable to the Fund, may increase the cost of a Fund’s investments and cost of doing business, which could adversely affect investors.

Commodity Pool Operator Exclusions and Regulation. The Advisor is registered as a “commodity pool operator” under the CEA and the rules of the CFTC. However, the Advisor has claimed with respect to each Fund an exclusion from the definition of the term “commodity pool operator” under CFTC Regulation 4.5, and the Advisor is exempt from registration as a “commodity trading advisor” with respect to the Funds. Accordingly, the Advisor is not subject to regulation as a commodity pool operator or commodity trading advisor with respect to these Funds. The Funds are also not subject to registration or regulation as commodity pool operators.

The terms of CFTC Regulation 4.5 require each of these Funds, among other things, to adhere to certain limits on its investments in “commodity interests.” Commodity interests include futures, commodity options and swaps, which in turn include non-deliverable currency forwards. The Funds are not intended as vehicles for trading in the commodity futures, commodity options or swaps markets. The CFTC has neither reviewed nor approved the Advisor’s or the Funds’ reliance on these exclusions, the Funds’ investment strategies or Prospectus, or this SAI.

Generally, CFTC Regulation 4.5 requires each Fund to meet one of the following tests for its commodity interest positions, other than positions entered into for bona fide hedging purposes (as defined in the rules of the CFTC): either (1) the aggregate initial margin and premiums required to establish the Fund’s positions in commodity interests may not exceed 5% of the liquidation value of the Fund’s portfolio (after taking into account unrealized profits and unrealized losses on any such positions); or (2) the aggregate net notional value of the Fund’s commodity interest positions, determined at the time the most recent such position was established, may not exceed 100% of the liquidation value of the Fund’s portfolio (after taking into account unrealized profits and unrealized losses on any such positions). In addition to meeting one of these trading limitations, a Fund may not be marketed as a commodity pool or otherwise as a vehicle for trading in the commodity futures, commodity options or swaps markets. If, in the future, a Fund can no longer satisfy these requirements, the Advisor would be subject to regulation as a commodity pool operator with respect to the Fund, in accordance with CFTC rules that apply to CPOs of registered investment companies. Generally, these rules allow for substituted compliance with CFTC disclosure and shareholder reporting requirements, based on the Advisor’s compliance with comparable SEC requirements. However, as a result of CTFC regulation with respect to the Fund, the Fund may incur additional compliance and other expenses.

EMERGING MARKETS. A Fund may invest in less developed or emerging markets. These markets may be volatile and illiquid and the investments of the Fund in such markets may be considered speculative and subject to significant delays in settlement. Practices in relation to settlement of securities transactions in emerging markets involve higher risks than those in developed markets, in part because the Fund will need to use brokers and counterparties which are less well capitalized, and custody and registration of assets in some countries may be unreliable. Delays in settlement could result in investment opportunities being missed if a Fund is unable to acquire or dispose of a security.

The risk of significant fluctuations in the net asset value and of the suspension of redemptions in those Funds may be higher than for Funds investing in major world markets. In addition, there may be a higher than usual risk of political, economic, social and religious instability and adverse changes in government regulations and laws in emerging markets, assets could be compulsorily acquired without adequate compensation. The assets of a Fund investing in such markets, as well as the income derived from the Fund, may also be affected unfavorably by fluctuations in currency rates and exchange control and tax regulations and consequently the net asset value of shares of these Funds may be subject to significant volatility. Some of these markets may not be subject to accounting, auditing and financial reporting standards and practices comparable to those of more developed countries and the securities markets of such countries may be subject to unexpected closure.

Due to political, military or regional conflicts or due to terrorism or war, it is possible that the United States, other nations or other governmental entities (including supranational entities) could impose sanctions on certain issuers that limit or restrict foreign investment, the movement of assets or other economic activity in a country that is involved in such conflicts. Such sanctions or other intergovernmental actions could result in the devaluation of a country’s currency, a downgrade in the credit ratings of issuers in such country, or a decline in the value and liquidity of securities of issuers in that country. In addition, an imposition of sanctions upon certain issuers in a country could result in an immediate freeze of that issuer’s securities, impairing the ability of the Fund to buy, sell, receive or deliver those securities. Counter measures could be taken by the country’s government, which could involve the seizure of the Fund’s assets. In addition, such actions could adversely affect a country’s economy, possibly forcing the economy into a recession.

There may be less government supervision, legal regulation and less well defined tax laws and procedures than in countries with more developed securities markets. Some emerging markets governments exercise substantial influence over the private economic sector and the political and social uncertainties that exist for many developing countries are particularly significant. Another risk common to most such countries is that the economy is heavily export oriented and, accordingly, is dependent upon international trade. The existence of overburdened infrastructures and obsolete financial systems also presents risks in certain countries, as do environmental problems.

Although the Funds value their assets daily in terms of U.S. dollars, the Funds do not intend to convert their holdings of foreign currencies into U.S. dollars on a daily basis. The Funds will do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (“spread”) between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to a Fund at one rate, while offering a lesser rate of exchange should the Fund desire to sell that currency to the dealer.

EQUITY SECURITIES. A Fund may invest in equity or equity-related investments. The values of equity securities may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities generally have greater price volatility than fixed income securities.

A Fund may invest in preferred stock, which are securities that represent an ownership interest providing the holder with claims on the issuer’s earnings and assets before common stock owners but after bond owners. Preferred stock is a class of a capital stock that typically pays dividends at a specified rate. Preferred stock is generally senior to common stock, but subordinate to debt securities, with respect to the payment of dividends and on liquidation of the issuer. The market value of preferred stock generally decreases when interest rates rise and is also affected by the issuer's ability to make payments on the preferred stock. Unlike debt securities, the obligations of an issuer of preferred stock, including dividend and other payment obligations, may not typically be accelerated by the holders of such preferred stock on the occurrence of an event of default or other non-compliance by the issuer of the preferred stock.

FOREIGN SECURITIES. Investing in the securities of issuers in any foreign country, including American Depositary Receipts (“ADRs”), involves special risks and considerations not typically associated with investing in securities of U.S. issuers. ADRs represent the right to receive securities of foreign issuers deposited in a domestic bank or a correspondent bank. ADRs are traded on domestic exchanges or in the U.S. over-the-counter market and, generally, are in registered form. These special risks include differences in accounting, auditing and financial reporting standards; generally higher commission rates on foreign portfolio transactions; the possibility of nationalization, expropriation or confiscatory taxation; adverse changes in investment or exchange control regulations (which may include suspension of the ability to transfer currency from a country); political instability which could affect U.S. investments in foreign countries; and diplomatic developments imposed by other countries or governmental entities. Additionally, foreign securities and dividends and interest payable on those securities may be subject to foreign taxes, including taxes withheld from payments on those securities. Foreign securities often trade with less frequency and volume than domestic securities and, therefore, may exhibit greater price volatility. Additional costs associated with an investment in foreign securities may include higher custodial fees than apply to domestic custodial arrangements and transaction costs of foreign currency conversions. Changes in foreign exchange rates also will affect the value of securities denominated or quoted in currencies other than the U.S. dollar. A Fund’s objective may be affected either unfavorably or favorably by fluctuations in the relative rates of exchange between the currencies of different nations, by exchange control regulations and by indigenous economic and political developments. A decline in the value of any particular currency against the U.S. dollar will cause a decline in the U.S. dollar value of a Fund’s holdings of securities denominated in such currency and, therefore, will cause an overall decline in the Fund’s net asset value and any net investment income and capital gains to be distributed in U.S. dollars to shareholders of the Fund. The rate of exchange between the U.S. dollar and other currencies is determined by several factors including the supply and demand for particular currencies, central bank efforts to support particular currencies, the movement of interest rates, the pace of business activity in certain other countries and the United States, and other economic and financial conditions affecting the world economy. Although a Fund may engage in forward foreign currency transactions and foreign currency options to protect its portfolio against fluctuations in currency exchange rates in relation to the U.S. dollar, there is no assurance that these techniques will be successful.

Although the Funds value their assets daily in terms of U.S. dollars, the Funds do not intend to convert their holdings of foreign currencies into U.S. dollars on a daily basis. The Funds will do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (“spread”) between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to a Fund at one rate, while offering a lesser rate of exchange should the Fund desire to sell that currency to the dealer.

HIGH YIELD SECURITIES. High yield fixed income securities (i.e., securities rated BB+ or below by S&P, Ba1 or below by Moody’s or comparable rated and unrated securities (also known as junk bonds)) typically are subject to greater market fluctuations and to greater risk of loss of income and principal, due to default by the issuer, than are higher-rated fixed income securities. Lower-rated fixed income securities’ values tend to reflect short term corporate, economic and market developments and investor perceptions of the issuer’s credit quality to a greater extent than lower yielding higher-rated fixed income securities’ values. In addition, it may be more difficult to dispose of, or to determine the value of, high yield fixed income securities. There are fewer investors in lower-rated securities, and it may be harder to buy and sell securities at an optimum time. Fixed income securities rated BB or Ba or lower are described by the ratings agencies as having speculative characteristics.

Credit ratings issued by credit rating agencies are designed to evaluate the safety of principal and interest payments of rated securities. They do not, however, evaluate the market value risk of high yield securities and, therefore, may not fully reflect the true risks of an investment. In addition, credit rating agencies may or may not make timely changes in a rating to reflect changes in the economy or in the conditions of the issuer that affect the market value of the security. Consequently, credit ratings are used only as a preliminary indicator of investment quality. Investments in non-investment grade and comparable unrated obligations will be more dependent on the Sub-Advisor’s credit analysis than would be the case with investments in investment-grade debt obligations.

The risk of loss from default for the holders of high yield securities is significantly greater than is the case for holders of other debt securities because such high yield securities are generally unsecured and are often subordinated to the rights of other creditors of the issuers of such securities. Investment by the Funds in already defaulted securities poses an additional risk of loss should nonpayment of principal and interest continue in respect of such securities. Even if such securities are held to maturity, recovery by the Funds of their initial investment and any anticipated income or appreciation is uncertain. In addition, the Funds may incur additional expenses to the extent that they are required to seek recovery relating to the default in the payment of principal or interest on such securities or otherwise protect their interests. The Funds may be required to liquidate other portfolio securities to satisfy annual distribution obligations of the Funds in respect of accrued interest income on securities which are subsequently written off, even though the Funds have not received any cash payments of such interest.

ILLIQUID AND RESTRICTED SECURITIES. Each Fund may invest up to 15% of its net assets in illiquid securities, defined as securities that it cannot sell or dispose of in the ordinary course of business within seven days at approximately the price at which the Fund has valued the investment. Illiquid securities include repurchase agreements and time deposits with notice/termination dates of more than seven days, certain variable-amount master demand notes that cannot be called within seven days, certain insurance funding agreements, certain unlisted over-the-counter options and other securities that are traded in the U.S. but are subject to trading restrictions because they are not registered under the Securities Act of 1933, as amended (the “1933 Act”). Because illiquid and restricted securities may be difficult to sell at an acceptable price, they may be subject to greater volatility and may result in a loss to the Funds. The continued viability of a market is dependent upon the willingness of market participants to purchase such securities. Securities that are liquid may become illiquid.

Restricted securities are subject to legal restrictions on resale. Each Fund may also, when consistent with its investment objective and policies, purchase commercial paper issued pursuant to Section 4(a)(2) of the 1933 Act and domestically traded securities that are not registered under the 1933 Act but can be sold to “qualified institutional buyers” in accordance with Rule 144A under the 1933 Act (“Rule 144A Securities”). These securities will not be considered illiquid so long as a Fund determines, under guidelines approved by the Board of Trustees, that an adequate trading market exists. The practice of investing in Rule 144A Securities could increase the level of a Fund’s illiquidity during any period that qualified buyers become uninterested in purchasing these securities.

Liquidity risk exists when particular investments are or become difficult to purchase or sell at the price at which a Fund has valued the security, whether because of current market conditions, the financial condition of the issuer, or the specific type of investment. If the market for a particular security becomes illiquid (for example, due to changes in the issuer’s financial condition), a Fund may be unable to sell such security at an advantageous time or price due to the difficulty in selling such securities. Additionally, the market for certain equity or debt securities may become illiquid under adverse market or economic conditions independent of any specific adverse changes in the conditions of a particular issuer.

INITIAL PUBLIC OFFERINGS. Although these Funds generally do not invest in initial public offerings (“IPOs”), in the event that they do, because IPO shares frequently are volatile in price, the Funds may hold IPO shares for a very short period of time. This may increase the turnover of a Fund’s portfolio and may lead to increases in Fund expenses, such as commissions and transaction costs. By selling shares, a Fund may realize taxable gains that it will subsequently distribute to shareholders. In addition, the market for IPO shares can be speculative and/or inactive for extended periods of time. There is no assurance that a Fund will be able to obtain allocations of IPO shares. The limited number of shares available for trading in some IPOs may make it more difficult for a Fund to buy or sell significant amounts of shares without an unfavorable impact on prevailing prices. There is a risk that a Fund’s IPO holdings can be affected by substantial dilution in value, due to sales of additional shares by the IPO issuer and due to possible concentration of control in existing management and principal shareholders.

INVESTMENT COMPANIES. Each Fund may purchase securities issued by other investment companies. Each Fund will limit its investments in accordance with restrictions imposed by the 1940 Act so that, as determined immediately after a securities purchase is made: (a) not more than 5% of the value of its total assets will be invested in the securities of any one investment company; (b) not more than 10% of the value of its total assets will be invested in the aggregate in securities of investment companies as a group; (c) not more than 3% of the outstanding voting stock of any one investment company will be owned by any of the Funds; and (d) not more than 10% of the outstanding voting stock of any one closed-end investment company will be owned in the aggregate by the Funds. These restrictions do not apply to investments by the Funds in investment companies that are money market mutual funds to the extent that those investments are made in accordance with applicable exemptive rules or other authority.

As a shareholder of another investment company, a Fund would bear, along with other shareholders, its pro rata portion of that company’s expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that the Fund bears directly in connection with its own operations. Investment companies in which a Fund may invest may also impose a sales or distribution charge in connection with the purchase or redemption of their shares and other types of commissions or charges. Such charges will be payable by the Funds and, therefore, will be borne indirectly by shareholders.

A Fund’s investments in investment companies may include various exchange-traded funds (“ETFs”), subject to the Fund’s investment objective, policies, and strategies as described in the Prospectus. ETFs are baskets of securities that, like stocks, trade on exchanges such as the American Stock Exchange and the New York Stock Exchange. ETFs are priced continuously and trade throughout the day. ETFs may track a securities index, a particular market sector, or a particular segment of a securities index or market sector.

ETFs can experience many of the same risks associated with individual stocks. ETFs are subject to market risk where the market as a whole, or that specific sector, may decline. ETFs that invest in volatile stock sectors, such as foreign issuers, smaller companies, or technology, are subject to the additional risks to which those sectors are subject. ETFs may trade at a discount to the aggregate value of the underlying securities. The underlying securities in an ETF may not follow the price movements of an entire industry or sector. Trading in an ETF may be halted if the trading in one or more of the ETF’s underlying securities is halted. Although expense ratios for ETFs are generally low, frequent trading of ETFs by a Fund can generate brokerage expenses.

In addition, investments in ETFs involve the risk that the market prices of ETF shares will fluctuate, sometimes rapidly and materially, in response to changes in the ETF’s NAV, the value of ETF holdings, and supply and demand for ETF shares. Although the creation/redemption feature of ETFs generally makes it more likely that ETF shares will trade close to NAV, market volatility, lack of an active trading market for ETF shares, disruptions at market participants (such as Authorized Participants or market makers) and any disruptions in the ordinary functioning of the creation/redemption process may result in ETF shares trading significantly above (at a “premium”) or below (at a “discount”) NAV. Significant losses may result when transacting in ETF shares in these and other circumstances. Neither the Advisor nor the Trust can predict whether ETF shares will trade above, below or at NAV. An ETF’s investment results are based on the ETF’s daily NAV. Investors transacting in ETF shares in the secondary market, where market prices may differ from NAV, may experience investment results that differ from results based on the ETF’s daily NAV.

INVESTMENT GRADE SECURITIES. Each Fund may invest in investment grade securities. Investment grade rated securities are assigned credit ratings by ratings agencies on the basis of the creditworthiness or risk of default of a bond issue. Rating agencies review, from time to time, such assigned ratings of the securities and may subsequently downgrade the rating if economic circumstances impact the relevant bond issues.

PARTICIPATION NOTES. The Funds may invest in participation notes (“P-notes”), which are instruments that are issued by banks, broker-dealers or their affiliates and are designed to offer a return linked to a particular underlying equity, debt, currency or market.

If the P-note were held to maturity, the issuer would pay to the purchaser the underlying instrument’s value at maturity with any necessary adjustments. The holder of a P-note that is linked to a particular underlying security or instrument may be entitled to receive dividends paid in connection with that underlying security or instrument, but typically does not receive voting rights as it would if it directly owned the underlying security or instrument. In addition, there can be no assurance that there will be a trading market for a P-note or that the trading price of a P-note will equal the underlying value of the security, instrument or market that it seeks to replicate. Due to transfer restrictions, the secondary markets on which a P-note is traded may be less liquid than the market for other securities, or may be completely illiquid, which may expose the Fund to risks of mispricing or improper valuation. P-notes typically constitute general unsecured contractual obligations of the banks, broker-dealers or their relevant affiliates that issue them, which subjects the Fund to counterparty risk. P-notes also have the same risks associated with a direct investment in the underlying securities, instruments or markets that they seek to replicate.

REPURCHASE AGREEMENTS. The Funds may invest in securities subject to repurchase agreements with certain U.S. banks or broker-dealers. A repurchase agreement is a transaction in which the seller of a security commits itself at the time of the sale to repurchase that security from the buyer at a mutually agreed-upon time and price. The repurchase price exceeds the sale price, reflecting an agreed-upon interest rate effective for the period the buyer owns the security subject to repurchase. The agreed-upon rate is unrelated to the interest rate on that security. These agreements permit the Funds to earn income for periods as short as overnight. For purposes of the 1940 Act, repurchase agreements may be considered to be loans by the purchaser collateralized by the underlying securities. These agreements will be fully collateralized at all times and the collateral will be marked-to-market daily. The Funds will enter into repurchase agreements only with dealers, domestic banks or recognized financial institutions which, in the opinion of the Sub-Advisor, present minimal credit risks in accordance with guidelines adopted by the Board of Trustees. The Sub-Advisor will monitor the value of the underlying security at the time the transaction is entered into and at all times during the term of the repurchase agreement to insure that the value of the security always equals or exceeds the repurchase price. In the event of default by the seller under the repurchase agreement, the Funds may have problems in exercising their rights to the underlying securities and may incur costs and experience time delays in connection with the disposition of such securities. A Fund will not invest in repurchase agreements maturing in more than seven days if such investments, together with the Fund’s other illiquid investments, would exceed 15% of the Fund’s net assets.

REVERSE REPURCHASE AGREEMENTS. The Funds may enter into reverse repurchase agreements. In a reverse repurchase agreement, a Fund sells a security to another party, such as a bank or a broker-dealer, in exchange for cash, and agrees to repurchase the security at an agreed-upon time and price. Reverse repurchase agreements involve the possible risk that the value of portfolio securities a Fund relinquishes may decline below the price a Fund must pay when the transaction closes. All reverse repurchase agreement counterparties will be approved consistent with the Advisor’s and Sub-Advisor’s policies and procedures. Engaging in reverse repurchase transactions may increase fluctuations in the market value of a Fund’s assets or yield. These transactions may be treated as borrowing by a Fund and may be deemed to create leverage, in that the Fund may reinvest the cash it receives in additional securities. Borrowings may magnify the potential for gain or loss on amounts invested resulting in an increase in the speculative character of a Fund’s outstanding shares. In addition, reverse repurchase agreements expose the Fund to credit risk (that is, the risk that the counterparty will fail to resell the security to the Fund).

SECURITIES OF SMALLER COMPANIES. The Funds may invest in securities of smaller companies. Investing in securities of smaller companies involves additional risks compared to investing in larger companies. Compared to larger companies, smaller companies may have more limited product lines and capital resources, less established markets for their products or services, have earnings that are more sensitive to changes in the broader economy and be more dependent on key members of management. The risk that the value of securities issued by a smaller company may go up or down, sometimes rapidly and unpredictably, is greater than compared to more widely held securities of larger companies, due to narrow markets and limited resources of smaller companies. Furthermore, securities of smaller companies have less active trading markets and may be harder to sell at the time and prices that the Sub-Advisor considers appropriate. A Fund’s investments in smaller companies subject it to greater levels of credit, market and issuer risk.

SHANGHAI-HONG KONG STOCK CONNECT PROGRAM. A Fund may invest in China A-shares of certain Chinese companies listed and traded through the Shanghai-Hong Kong Stock Connect program (“Stock Connect”), which allows non-Chinese investors to purchase certain securities listed on the Shanghai Stock Exchange via brokers in Hong Kong. Stock Connect is a securities trading and clearing link program with an objective to achieve mutual stock market access between mainland China and Hong Kong.

Securities purchased through Stock Connect generally may not be sold, purchased or otherwise transferred other than through Stock Connect in accordance with applicable rules. Although Stock Connect is not subject to individual investment quotas, daily and aggregate investment quotas apply to all Stock Connect participants, which may restrict or preclude a Fund’s ability from investing in securities when it would be advantageous to do so. Stock Connect investors cannot purchase and sell the same security on the same trading day, which may restrict a Fund’s ability to invest in China A-shares through Stock Connect and to enter into or exit trades where it is advantageous to do so on the same trading day. Because all trades in Stock Connect must be settled in Renminbi (RMB), the Chinese currency, investors must have timely access to a reliable supply of offshore RMB, which cannot be guaranteed. Trades through Stock Connect are subject to certain requirements prior to trading, which may limit the number of brokers that a Fund may use to a single broker. This may affect the quality of execution received by the Fund. In addition, applicable laws may, under certain circumstances, require an investor to return profits obtained from the purchase and sale of shares.

Stock Connect began operation in November 2014. The relevant regulations are relatively untested and subject to change. There is no certainty as to how they will be applied, which could adversely affect a Fund. Stock Connect requires the use of recently developed information technology systems, which may be subject to operational risk due to its cross-border nature.

In China, Stock Connect Securities are held on behalf of ultimate investors (such as a Fund) by the Hong Kong Securities Clearing Company Limited (“HKSCC”) as nominee. While Chinese regulators have affirmed that the ultimate investors hold a beneficial interest in Stock Connect Securities, the mechanisms that beneficial owners may use to enforce their rights are untested. Further, courts in China have limited experience in applying the concept of beneficial ownership and the law surrounding beneficial ownership will continue to evolve as they do so. There is accordingly a risk that, as the law is tested and developed, a Fund’s ability to enforce its ownership rights may be negatively impacted.

In the event that the depository of the Shanghai Stock Exchange (“ChinaClear”) defaulted, the responsibility of HKSCC to assist clearing participants in pursuing claims against ChinaClear is subject to various conditions. A Fund may not be able to recover fully its losses from ChinaClear or may be delayed in receiving proceeds as part of any recovery process. A Fund also may not be able to exercise the rights of a shareholder and may be limited in its ability to pursue claims against the issuer of a security. A Fund may not be able to participate in corporate actions affecting China A-shares held through Stock Connect due to time constraints or for other operational reasons. Similarly, a Fund may not be able to appoint proxies or participate in shareholders’ meetings due to current limitations on the use of multiple proxies in China.

Because Stock Connect trades are routed through Hong Kong brokers and the Hong Kong Stock Exchange, Stock Connect is affected by trading holidays in either Shanghai or Hong Kong, and there are trading days in Shanghai when Stock Connect investors will not be able to trade. As a result, prices of Stock Connect may fluctuate at times when a Fund is unable to add to or exit its position. There is also uncertainty of whether and how certain gains will be taxed as part of Stock Connect, the possibility of the rules being changed and the possibility of taxes being applied retrospectively.

Because Stock Connect is relatively new, the actual effect on the market for trading China A-Shares with the introduction of large numbers of foreign investors is unknown. Stock Connect is subject to regulation in both Hong Kong and Shanghai, and further regulations or restrictions, such as limitations on redemptions or suspension of trading, may adversely impact a Fund.

SHORT SALES AGAINST THE BOX. Each Fund may engage in short sales against the box, in which the Fund sells a security it does not own in anticipation of a decline in the market value of the security. To complete the transaction, the Fund must borrow the security to make delivery to the buyer. The Fund is obligated to replace the security that was borrowed by purchasing it at the market price at the time of replacement. The seller does not immediately deliver the securities sold and is said to have a short position in those securities until delivery occurs. A Fund may engage in a short sale if at the time of the short sale the Fund owns, or has the right to obtain without incurring additional cost, an equal amount of the security being sold short. This investment technique is known as a “short sale against the box.” It may be entered into by a Fund to, for example, lock in a sale price for a security the Fund does not wish to sell immediately. If a Fund engages in a short sale, the proceeds of the short sale are retained by the broker pursuant to applicable margin rules. Additionally, the collateral for the short position will be segregated in an account. The segregated assets are pledged to the selling broker pursuant to applicable margin rules. If the broker were to become bankrupt, a Fund could experience losses or delays in recovering gains on short sales. To minimize this risk, a Fund will enter into short sales against the box only with brokers deemed by the Advisor to be creditworthy. No more than 10% of the Fund’s net assets (taken at current value) may be held as collateral for short sales against the box at any one time.

A Fund may make a short sale as a hedge, when it believes that the price of a security may decline, causing a decline in the value of a security owned by the Fund (or a security convertible or exchangeable for such security). In such case, any future losses in the Fund’s long position should be offset by a gain in the short position and, conversely, any gain in the long position should be reduced by a loss in the short position. The extent to which such gains or losses are reduced will depend upon the amount of the security sold short relative to the amount the Fund owns. There will be certain additional transaction costs associated with short sales against the box, but the Fund will endeavor to offset these costs with the income from the investment of the cash proceeds of short sales.

If a Fund effects a short sale of securities at a time when it has an unrealized gain on the securities, it may be required to recognize that gain as if it had actually sold the securities (as a “constructive sale”) on the date it effects the short sale. However, such constructive sale treatment may not apply if the Fund closes out the short sale with securities other than the appreciated securities held at the time of the short sale and if certain other conditions are satisfied. Uncertainty regarding the tax consequences of effecting short sales may limit the extent to which the Fund may effect short sales.

SOVEREIGN BONDS. A Fund may invest in debt obligations issued or guaranteed by governments or their agencies (sovereign bonds). The governmental entity that controls the repayment of sovereign bonds may not be able or willing to repay the principal and/or interest when due in accordance with the terms of such debt. A governmental entity’s willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the governmental entity’s policy towards the International Monetary Fund and the political constraints to which a governmental entity may be subject. Governmental entities may also be dependent on expected disbursements from foreign governments, multilateral agencies and others abroad to reduce principal and interest arrearage on their debt. The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on a governmental entity’s implementation of economic reforms and/or economic performance and the timely service of such debtor’s obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties’ commitments to lend funds to the governmental entity, which may further impair such debtor’s ability or willingness to service its debt on a timely basis. Consequently, governmental entities may default on their sovereign bonds.

Holders of sovereign bonds may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities. There is no bankruptcy proceeding by which sovereign bonds, on which a governmental entity has defaulted, may be collected in whole or in part.

TEMPORARY DEFENSIVE POSITIONS. In an attempt to respond to adverse market, economic, political or other conditions, the Funds may temporarily invest without limit in a variety of short-term instruments. These instruments may include U.S. Government securities; certificates of deposit, bankers’ acceptances and other short-term debt obligations of banks with total assets of at least $1 billion; debt obligations of corporations, corporate debt instruments; variable rate demand notes, commercial paper; and repurchase agreements with respect to securities in which a Fund is authorized to invest. These instruments may have speculative characteristics.

The Funds may also, to a limited extent and consistent with its objective, invest in these types of securities or hold cash while looking for suitable investment opportunities or to maintain liquidity.

During such periods when a Fund is not investing according to its principal investment strategies, it is possible the Fund may not achieve its investment objective.

WARRANTS. A warrant is an instrument issued by a corporation that gives the holder the right to subscribe to a specific amount of the corporation’s capital stock at a set price for a specified period of time. Warrants do not represent ownership of the securities, but only the right to buy the securities. The prices of warrants do not necessarily move parallel to the prices of underlying securities. Warrants may be considered speculative in that they have no voting rights, pay no dividends, and have no rights with respect to the assets of a corporation issuing them. Once a warrant expires, it has no value in the market. Warrant positions will not be used to increase the leverage of a Fund. Consequently, warrant positions are generally accompanied by cash positions equivalent to the required exercise amount.

INVESTMENT RESTRICTIONS

The following restrictions are fundamental policies of each Fund and, except as otherwise indicated, may not be changed with respect to a Fund without the approval of a majority of the outstanding voting securities of that Fund which, as defined in the 1940 Act, means the lesser of (1) 67% of the shares of such Fund present at a meeting if the holders of more than 50% of the outstanding shares of such Fund are present in person or by proxy, or (2) more than 50% of the outstanding voting shares of such Fund.

(1)	Each Fund is an open-end management investment company and each Fund has elected to be classified as a diversified series and will invest its assets only in a manner consistent with this classification under applicable law.

Additionally, the Funds have the following investment restrictions:

(2)	Each Fund will not borrow money, except as permitted under the 1940 Act and the rules and regulations thereunder, or as may otherwise be permitted from time to time by a regulatory authority having jurisdiction.

(3)	Each Fund will not issue any class of senior securities, except as permitted under the 1940 Act and the rules and regulations thereunder, or as may otherwise be permitted from time to time by a regulatory authority having jurisdiction.

(4)	Each Fund will not engage in the business of underwriting securities issued by others, except to the extent that the Fund may be deemed to be an underwriter under applicable laws in connection with the disposition of portfolio securities.

(5)	Each Fund will not purchase or sell real estate, unless acquired as a result of ownership of securities or other instruments, although it may purchase securities secured by real estate or interests therein, or securities issued by companies which invest, deal or otherwise engage in transactions in real estate or interests therein.

(6)	Each Fund will not make loans, except as permitted under, or to the extent not prohibited by, the 1940 Act and the rules and regulations thereunder, or as may otherwise be permitted from time to time by a regulatory authority having jurisdiction.

(7)	Each Fund will not concentrate its investments in the securities of issuers primarily engaged in the same industry, as that term is used in the 1940 Act and as interpreted or modified from time to time by a regulatory authority having jurisdiction, except that this restriction will not apply to a Fund’s investments in securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

(8)	Each Fund will not purchase or sell physical commodities or contracts relating to physical commodities, except as permitted under the 1940 Act and the rules and regulations thereunder, or as may otherwise be permitted from time to time by a regulatory authority having jurisdiction.

Supplemental (Non-Fundamental) Clarification of Certain Fundamental Investment Policies/Restrictions

For purposes of investment restriction number 7, public utilities are not deemed to be a single industry but are separated by industrial categories, such as telephone or gas utilities. For purposes of investment restriction number 8, with respect to its futures transactions and writing of options (other than fully covered call options), a Fund will maintain liquid assets in a segregated or earmarked account for the period of its obligation under such contract or option in an amount equal to its obligations under such contracts or options, in accordance with procedures approved by the Trust that are intended to address potential leveraging issues. Except with respect to investment policy number 2, if a percentage restriction on the investment or use of assets set forth above is adhered to at the time a transaction is effected, later changes in percentage resulting from changing values will not be considered a violation.

The Funds are diversified funds and as such intend to meet the diversification requirements of the 1940 Act. Current 1940 Act diversification requirements require that with respect to 75% of the assets of a Fund, the Fund may not invest more than 5% of its total assets in the securities of any one issuer or own more than 10% of the outstanding voting securities of any one issuer, except cash or cash items, obligations of the U.S. government, its agencies and instrumentalities, and securities of other investment companies. As for the other 25% of a Fund’s assets not subject to the limitation described above, there is no limitation on investment of these assets under the 1940 Act, so that all of such assets may be invested in securities of any one issuer. Investments not subject to the limitations described above could involve an increased risk to a Fund should an issuer be unable to make interest or principal payments or should the market value of such securities decline.

For purposes of the fundamental investment policies regarding industry concentration, “to concentrate” generally means to invest more than 25% of the Fund’s total assets, taken at market value at the time of investment. For purposes of the fundamental investment policy regarding industry concentration, the Funds’ adviser may classify issuers by industry in accordance with classifications set forth in the Directory of Companies Filing Annual Reports with the SEC or other sources. In the absence of such classification or if the Funds’ adviser determines in good faith based on its own information that the economic characteristics affecting a particular issuer make it more appropriate to be considered engaged in a different industry, the Funds’ adviser may classify an issuer accordingly. Accordingly, the composition of an industry or group of industries may change from time to time.

Non-Fundamental Investment Restrictions

The Funds are subject to restrictions and policies that are not fundamental and may, therefore, be changed by the Board of Trustees without shareholder approval. These non-fundamental policies/restrictions are described below.

Each Fund may not invest more than 15% of the value of its net assets in investments which are illiquid or not readily marketable (including repurchase agreements having maturities of more than seven calendar days and variable and floating rate demand and master demand notes not requiring receipt of the principal note amount within seven days’ notice).

Each Fund’s investment objective is a non-fundamental investment policy that may be changed by the Board of Trustees without shareholder approval.

RBC Emerging Markets Equity Fund has adopted a non-fundamental policy as required by Rule 35d-1 under the 1940 Act to invest, under normal circumstances, at least 80% of its assets in equity securities and/or investments that provide exposure to equity securities of issuers tied to emerging market countries. A security is economically tied to an emerging market country if it is issued by a foreign government (or any political subdivision, agency, authority or instrumentality of such government) or a corporation and the security is principally traded on the emerging market country’s securities markets, or the issuer principally operates in the emerging market country, derives a significant percentage of its income from its operation with the emerging market country, or has a significant percentage of its assets in the emerging market country.

RBC Emerging Markets Equity Fund has adopted a policy to provide its shareholders with at least 60 days’ prior written notice of any change in the 80% investment policy. If, subsequent to an investment, the 80% requirement is no longer met, the Fund’s future investments will be made in a manner that will bring the Fund into compliance with this 80% policy. In addition, for purposes of these policies, investments may be represented by forwards or derivatives such as options, futures contracts or swap agreements. Further, for purposes of these policies, a Fund may “look through” a repurchase agreement to the collateral underlying the agreement, and apply the repurchase agreement toward the 80% investment requirement based on the type of securities comprising its collateral. For purposes of these 80% policies, “assets” is defined as net assets, plus the amount of any borrowings for investment purposes. The Funds do not intend to borrow for investment purposes.

ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

Purchases

Neither the Funds nor the entities that provide services to them (the “Fund Complex”) will be responsible for the consequences of delays, including delays in the banking or Federal Reserve wire systems. The Fund Complex cannot process transaction requests that are not completed properly. Examples of improper transaction requests may include lack of a signature guarantee when required, lack of proper signatures on a redemption request or a missing social security or tax ID number. If you use the services of any other broker to purchase or redeem shares of the Funds, that broker may charge you a fee. Shares of the Funds may be purchased directly from the Funds without this brokerage fee. Each order accepted will be fully invested in whole and fractional shares, unless the purchase of a certain number of whole shares is specified, at the net asset value per share next effective after the order is accepted by the Funds.

Each investment is confirmed by a year-to-date statement that provides the details of the immediate transaction, plus all prior transactions in your account during the current year. This includes the dollar amount invested, the number of shares purchased or redeemed, the price per share, and the aggregate shares owned. A transcript of all activity in your account during the previous year will be furnished each January. By retaining each annual summary and the last year-to-date statement, you have a complete detailed history of your account, which provides necessary tax information. A duplicate copy of a past annual statement is available from the Funds’ transfer agent or your financial consultant at its cost, subject to a minimum charge of $5 per account, per year requested.

The shares you purchase are held by the Funds in an open account, thereby relieving you of the responsibility of providing for the safekeeping of a negotiable share certificate. The Funds reserve the right in their sole discretion to redeem shares involuntarily or to reject purchase orders when, in the judgment of Fund management, such withdrawal or rejection is in the best interest of a Fund and its shareholders. The Funds also reserve the right at any time to waive or increase the minimum requirements applicable to initial or subsequent investments with respect to any person or class of persons, which includes Fund shareholders who hold shares through other financial intermediaries.

The Funds reserve the right to refuse to accept orders for shares of a Fund unless accompanied by payment, but may choose not to refuse the order if indemnified against losses resulting from the failure of investors to make payment. If an order to purchase shares must be canceled due to non-payment, the purchaser will be responsible for any loss incurred by the Funds arising out of such cancellation. To recover any such loss, the Funds reserve the right to redeem shares by any purchaser whose order is canceled, and such purchaser may be prohibited or restricted from placing further orders.

Sales (Redemptions)

The Fund Complex will not be responsible for the consequences of delays, including delays in the banking or Federal Reserve wire systems. The Fund Complex cannot process transaction requests that are not completed properly.

Each Fund intends to pay redemption proceeds promptly and in any event within seven days after the request for redemption is received in good order. In case of emergencies or other unusual circumstances, each Fund may suspend redemptions or postpone payment for more than seven days, as permitted by law. The Funds must receive an endorsed share certificate with a signature guarantee, where a certificate has been issued. Transmissions are made by mail unless an expedited method has been authorized and properly specified in the redemption request. In the case of redemption requests made within 15 days of the date of purchase, the Funds may delay transmission of proceeds until such time as it is certain that unconditional payment has been collected for the purchase of shares being redeemed or 15 days from the date of purchase, whichever occurs first. You can avoid this delay by purchasing shares with a federal fund wire. The Telephone/Fund Web Site Redemption Service may only be used for non-certificated shares held in an open account. The Funds may pay such redemption by wire or check at the Funds’ option, and reserve the right to refuse a telephone or fund website redemption request. The Funds may reduce or waive the charge for wiring redemption proceeds in connection with certain accounts. This fee is currently $15, but is subject to change without prior notice.

Due to the high cost of maintaining smaller accounts, the Funds have retained the authority to close shareholder accounts whose value falls below the current minimum initial investment requirement at the time of initial purchase as a result of redemptions but not as the result of market action. An account may be closed if the account value remains below this level for 60 days after each such shareholder account is mailed a notice of: (1) the Fund’s intention to close the account, (2) the minimum account size requirement, and (3) the date on which the account will be closed if the minimum requirement is not met. Since the minimum investment amount and the minimum account size are the same, any redemption from an account containing only the minimum investment amount may result in redemption of that account.

As disclosed in the Prospectus for the Funds, a 2.00% fee is imposed on redemptions or exchanges of shares of the Funds within 30 days of purchase. This redemption fee will not be imposed in certain situations, such as: (i) shares purchased through reinvested distributions (dividends and capital gains); (ii) shares purchased through 401(k) and other employer-sponsored retirement plans (excluding IRA and other one-person retirement plans); (iii) shares redeemed in accordance with the systematic monthly redemption plan or monthly exchange program; (iv) redemptions following the death or disability of a shareholder; or (v) under other circumstances at Fund management’s discretion. The redemption fee may also not be imposed, at Fund management’s discretion, on redemptions or exchanges of shares that occur as part of the periodic rebalancing of accounts in an investment advisor’s asset allocation program (not at the direction of the investment advisor’s client). Each Fund will retain any redemption fees to help cover transaction and tax costs that result from selling securities to meet short-term investor redemption requests. For purposes of calculating the holding period, the Funds will employ the “first in, first out” method, which assumes that the shares sold or exchanged are the ones held the longest. The redemption fee will be deducted from the proceeds that result from the order to sell or exchange. In other words, shares of the Funds that are held for 30 days or less generally are redeemable at a price equal to 98% of the then current net asset value per share and this 2.00% reduction in redemption proceeds, which is referred to in the Funds’ Prospectus and this SAI as a redemption fee, directly affects the amount a shareholder who is subject to the reduction receives upon exchange or redemption.

The Funds have elected to be governed by Rule 18f-1 under the 1940 Act pursuant to which they are obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of a Fund’s net asset value during any 90-day period for any one shareholder. Should redemptions by any shareholder exceed such limitation, a Fund may redeem the excess in kind. If shares are redeemed in kind, the redeeming shareholder may incur brokerage costs in converting the assets to cash. The method of valuing securities used to make redemptions in kind will be the same as the method of valuing portfolio securities described under “Pricing of Fund Shares” in the Prospectus, and such valuation will be made as of the same time the redemption price is determined.

Each Fund may suspend the right of redemption or postpone the date of payment for shares during any period when: (a) trading on the primary markets is restricted by applicable rules and regulations of the SEC; (b) the primary markets are closed for other than customary weekend and holiday closings; (c) the SEC has by order permitted such suspension; or (d) an emergency exists as a result of which: (i) disposal by the Fund of securities owned by it is not reasonably practicable, or (ii) it is not reasonably practicable for the Fund to determine the value of its net assets. Each Fund may redeem shares involuntarily if redemption appears appropriate in light of the Trust’s responsibilities under the 1940 Act.

Shares

Each of the classes of shares of the Funds is sold on a continuous basis by the Funds’ Distributor, and the Distributor has agreed to use appropriate efforts to solicit all purchase orders. The Funds offer the following classes of shares, as noted below. This SAI relates only to the Class R6 Shares of the Funds.

Class A Shares –	The RBC Emerging Markets Equity Fund offers Class A Shares to individuals.

Class I Shares –	The Funds offer Class I Shares to institutions or individuals. There is a $250,000 minimum requirement for initial investment. There is no minimum requirement for initial investment for participants of qualified retirement plans.

Class R6 Shares –	The Funds offer Class R6 shares to Institutional Investors that meet a $250,000 minimum requirement for initial investment and to Eligible Investors. Institutional Investors (including endowments and foundations) are investors deemed appropriate by the Advisor that hold shares of a Fund through an account held directly with the Fund and that are not traded through an intermediary, subject to a minimum initial investment amount of $250,000. Eligible Investors are not subject to a minimum initial investment and include (a) retirement and benefit plans that have plan-level or omnibus accounts held on the books of a Fund and do not collect servicing or record keeping fees from the Fund; (b) plans or platforms sponsored by a financial intermediary whereby shares are held on the books of a Fund through omnibus accounts, either at the plan or platform level or the level of the plan administrator, and where an unaffiliated third party intermediary provides administrative, distribution and/or other support services to the plan or platform and does not charge the Fund servicing, record keeping or sub-transfer agent fees; and (c) collective investment trusts. Class R6 shares are not available directly to traditional or Roth IRAs, Coverdell Savings Accounts, KEOGHs, SEPs, SARSEPs, SIMPLE IRAs, individual 401(k) plans or individual 403(b) plans.

EXCHANGE OF FUND SHARES

As described in the Prospectus, each Fund offers convenient ways to exchange shares of a Fund for shares of another Fund. With the exception of exchanges to or from the RBC U.S. Government Money Market Fund and Class I shares exchanges into Class R6 shares (as noted below), the share class must be the same in the two Funds involved in the exchange. Exchanges to the RBC U.S. Government Money Market Fund will be into the RBC Institutional Class 1 Shares. Shares of the Funds and the RBC SMID Cap Growth Fund, RBC Enterprise Fund, RBC Small Cap Core Fund, RBC Microcap Value Fund, RBC Mid Cap Value Fund, RBC Small Cap Value Fund, RBC BlueBay Emerging Market Select Bond Fund, RBC BlueBay Emerging Market Corporate Bond Fund, RBC BlueBay Global High Yield Bond Fund, RBC BlueBay Global Convertible Bond Fund, RBC BlueBay Absolute Return Fund, RBC BlueBay Total Return Credit Fund and RBC BlueBay Emerging Market Unconstrained Fixed Income Fund exchanged within 30 days of purchase generally will be subject to a redemption fee of 2% of the value of the shares exchanged. The Funds also reserve the right to limit exchanges.

The Funds reserve the right to reject any exchange for any reason. With the exception of exchanges to the RBC U.S. Government Money Market Fund, you must meet the minimum investment requirement of the Fund you are exchanging into and the names and registrations on the two accounts must be identical. To the extent that an RBC Fund offers Class R6 shares, Class I shares of that Fund may be exchanged for Class R6 shares of that Fund at any time, provided that all eligibility requirements for investment in Class R6 shares are met. Your shares must have been held in an open account for 15 days or more and we must have received good payment before we will exchange shares. Before engaging in an exchange transaction, a shareholder should obtain and read carefully the prospectus describing the Fund into which the exchange will occur.

The Trust may terminate or amend the terms of the exchange privilege as to any Fund at any time upon 60 days’ notice to shareholders.

MANAGEMENT

TRUSTEES AND OFFICERS

The Board of Trustees governs the Trust and is responsible for protecting the interests of shareholders. The Board of Trustees is composed of experienced business persons who meet throughout the year to establish the Funds’ policies and oversee the management of the Funds. In addition, the Trustees review contractual arrangements with companies that provide services to the Trust and review the Funds’ performance.

The Role of the Board

Overall responsibility for overseeing and managing the business and affairs of the Trust rests with its Board of Trustees. Like most mutual funds, the day-to-day management and operation of the Trust is performed by various service providers to the Trust, such as the Advisor, the Sub-Advisor, the Distributor, the Administrator, the custodian and the transfer agent. The Board of Trustees has appointed senior employees of certain of these service providers as officers of the Trust, with responsibility for supervising actively the day-to-day operations of the Trust and reporting back to the Board. The Board of Trustees has also appointed a Chief Compliance Officer who administers the Trust’s compliance program and regularly reports to the Board on compliance matters. From time to time, one or more members of the Board of Trustees may meet with management in less formal settings, between scheduled Board meetings, to discuss various topics. In all cases, however, the role of the Board of Trustees and any individual Trustee is one of oversight and not of active management of the day-to-day operations or affairs of the Trust.

Board Structure and Leadership

The Board of Trustees has five standing committees: an Audit Committee, a Nominating Committee, a Corporate Governance Committee, a Valuation, Portfolio Management and Performance Committee, and a Compliance Committee. The committee structure enables the Board to manage efficiently and effectively the large volume of information relevant to the Board’s oversight of the Funds. The Board is composed of nine trustees, and eight of the nine Trustees are not “interested persons” of the Trust as that term is defined by the 1940 Act (the “Independent Trustees”). The Board believes that the number of Trustees is adequate for the number of Funds overseen by the Board and the current size of the Board is conducive to Board interaction, debate and dialogue which results in an effective decision making body. The Independent Trustees have engaged their own independent legal counsel to advise them on matters relating to their responsibilities in connection with the Trust. The Chairman of the Board is an Independent Trustee. The Chairman participates in the preparation of the agenda for meetings of the Board and the preparation of information to be presented to the Board with respect to matters to be acted upon by the Board. The Chairman also presides at all meetings of the Board and is involved in discussions regarding matters pertaining to the oversight of the management of the Funds between meetings. In developing its current structure, the Board of Trustees recognized the importance of having a significant majority of Independent Trustees. The Board of Trustees believes that its current leadership structure, including the composition of the Board and its Committees, is an appropriate means to provide effective oversight on behalf of shareholders.

As needed between regular meetings, the Board of Trustees or a specific committee receives and reviews reports relating to the Trust and engages in discussions with appropriate parties relating to the Funds’ operations and related risks.

The Audit Committee of the Trust is currently composed of the following Independent Trustees: Messrs. Garner, Rybolt, Seward and Taylor. The Audit Committee acts as a liaison between the Funds’ independent auditors and the Board of Trustees. As set forth in its charter, the Audit Committee has the responsibility, among other things, to (1) approve the appointment of the independent auditors and recommend the selection of the independent auditors to the Board of Trustees for ratification by the Independent Trustees; (2) review and approve the scope of the independent auditors’ audit activity; (3) review the financial statements which are the subject of the independent auditors’ certifications; and (4) review with such independent auditors the adequacy of the Funds’ accounting system and the effectiveness of the internal accounting controls of the Funds and their service providers. For the fiscal year ended March 31, 2016, the Audit Committee met three times.

The Nominating Committee of the Trust is currently composed of the following Independent Trustees: Ms. Bode and Messrs. James and Rybolt. In the event of vacancies on, or increases in the size of, the Board, the Nominating Committee is responsible for evaluating the qualifications of and nominating all persons for appointment or election as Trustees of the Trust. Candidates may be identified by the Nominating Committee, management of the Trust or Trust shareholders. The Nominating Committee may utilize third-party services to help identify and evaluate candidates. In addition, the Nominating Committee identifies individuals qualified to serve as Independent Trustees of the Trust and recommends its nominees for consideration by the full Board. For non-Independent Trustees (management candidates), the Nominating Committee will look to the President of the Trust to produce background and other reference materials necessary for the Nominating Committee to consider non-Independent Trustee candidates. The Nominating Committee does consider Independent Trustee candidates recommended by shareholders of the Trust. Recommendations, along with appropriate background material concerning the candidate that demonstrates his or her ability to serve as an Independent Trustee of the Trust, should be submitted to the Secretary of the Trust or any member of the Committee in writing at the address of the Trust. The Nominating Committee will evaluate shareholder candidates using the same criteria applied to other Independent Trustee candidates along with additional requirements as listed in the Nominating Committee charter. For the fiscal year ended March 31, 2016, the Nominating Committee did not meet.

The Corporate Governance Committee of the Trust is currently composed of the following Independent Trustees: Ms. Bode and Messrs. James and Rybolt. The Board of Trustees has developed a set of Principles of Corporate Governance (“Governance Principles”) to guide the Board and the Corporate Governance Committee in considering governance issues. The Corporate Governance Committee is responsible for reviewing the Governance Principles periodically and, if deemed appropriate, recommending changes to the Board of Trustees. The Board of Trustees will then consider whether to approve the changes. The Corporate Governance Committee is also responsible for evaluating the performance of the Board of Trustees and the Trust in light of the Governance Principles, considering whether improvements or changes are warranted, and making recommendations for any necessary or appropriate changes. The Committee also coordinates the annual Board Self-Assessment required by the SEC governance rules, the annual review of Trustee independence, and an annual review of independent legal counsel for the Independent Trustees relating to independence and general performance. The Governance Principles include a commitment to ongoing Trustee education, and the Corporate Governance Committee oversees the process of identifying educational topics, and facilitating quarterly Board education sessions covering industry, regulatory and governance issues relevant to the Funds. For the fiscal year ended March 31, 2016, the Corporate Governance Committee met three times.

The Valuation, Portfolio Management and Performance Committee (the “Valuation Committee”) of the Trust is currently composed of Ms. Bode and Messrs. Bell, MacDonald and Seward. As set forth in its charter, the primary duties of the Trust’s Valuation Committee are: (1) to review the actions of the Trust’s Pricing Committee and to ratify or revise such actions; (2) to review and recommend for Board approval pricing agents to be used to price Fund portfolio securities; (3) to recommend changes to the Trust’s Pricing and Valuation Procedures, as necessary or appropriate; (4) to obtain from the Funds’ portfolio managers information sufficient to permit the Valuation Committee to evaluate the Funds’ performance, use or proposed use of benchmarks and any additional indexes, and compliance with their investment objectives and policies; (5) to obtain from the Funds’ investment advisor information sufficient to permit the Committee to evaluate the quality of the advisor’s exercise of brokerage discretion when buying and selling portfolio securities for the Funds; (6) to investigate matters brought to its attention within the scope of its duties; (7) to assure that all its actions are recorded in minutes of its meetings and maintained with the Funds’ records; and (8) to report its activities to the full Board on a regular basis and to make such recommendations with respect to the above and other matters as the Valuation Committee may deem necessary or appropriate. For the fiscal year ended March 31, 2016, the Valuation Committee met four times.

The Compliance Committee of the Trust is currently composed of the following Independent Trustees: Messrs. Bell, Garner, and James. As set forth in its charter, the Compliance Committee’s primary duties and responsibilities include: developing and maintaining a strong compliance program by providing a forum for the Independent Trustees to consider compliance matters; assisting the Board in its oversight pursuant to Rule 38a-1 under the 1940 Act; formulating action to be taken with respect to the Trust’s compliance program or the Trust’s key service providers’ programs, or related matters; and participating in industry forums and/or reviews on regulatory issues as appropriate. For the fiscal year ended March 31, 2016, the Compliance Committee met four times.

Risk Oversight

As part of its oversight of the management and operations of the Trust, the Board of Trustees also has a risk oversight role, which includes (without limitation) the following: (i) requesting and reviewing reports on the operations of the Funds; (ii) reviewing compliance reports and approving certain compliance policies and procedures of the Funds and their service providers; (iii) working with management to consider key risk areas and to seek assurances that adequate resources are available and appropriate plans are in place to address risks; (iv) meeting with service providers, including Fund auditors, to review Fund activities; (v) meeting with the Chief Compliance Officer and other officers of the Trust and its service providers to receive information about compliance, and risk assessment and management matters; and (vi) meeting regularly with independent legal counsel. The Board of Trustees has emphasized to the Advisor and the Sub-Advisor the importance of maintaining rigorous risk management programs at the Advisor, the Sub-Advisor and other service providers. The Board of Trustees recognizes that not all risks that may affect the Funds can be identified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary for the Funds to bear certain risks (such as disclosed investment-related risks) to achieve the Funds’ goals, and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness. As a result of the foregoing and other factors, the oversight of risk management by the Board of Trustees is subject to practical limitations. Nonetheless, the Board of Trustees expects Trust service providers to implement rigorous risk management programs.

Trustee Attributes

The Board of Trustees believes that each of the Trustees has the qualifications, experiences, attributes and skills (“Trustee Attributes”) appropriate to continued service as a Trustee of the Trust in light of the Trust’s business and structure. The Board of Trustees has established a Nominating Committee, which evaluates potential candidates based on a variety of factors. Among those factors are the particular skill sets of a potential Trustee that complement skills and expertise of existing Board members. In addition to a demonstrated record of academic, business and/or professional accomplishment, all of the Trustees have served on the Board of Trustees for a number of years. In their service to the Trust, the Trustees have gained substantial insight into the operation of the Trust and have demonstrated a commitment to discharging oversight duties as Trustees in the interests of shareholders. The Corporate Governance Committee annually directs a Board “self-assessment” process wherein the effectiveness of the Board, the Board’s Committees, and individual Trustees is reviewed. In its most recent self-assessment, the Board concluded that the Board has a favorable mix of skills and experience; balanced and meaningful contributions by Board members, and good chemistry, working relationships and mutual respect among Board members.

In addition to the general Trustee Attributes described above, Mr. Seward has extensive board, executive and institutional investor experience from roles with public and private companies and is a Chartered Financial Analyst (CFA) charter holder; Mr. Taylor has financial, accounting and audit experience within the financial services industry as a result of his career as a partner of a major accounting firm; Mr. Bell has board, executive, finance and operations experience as a result of serving as a senior executive during his career in professional baseball; Ms. Bode has business experience as a healthcare industry consultant, real estate developer and as a political consultant; Mr. Garner has executive and public sector experience gained in connection with his role as president and CEO of a metropolitan community foundation and as a college president; Mr. James, as the president of a non-profit organization focused on corporate governance and ethical business cultures, is a national expert and college professor focused on business ethics and has experience as a senior corporate executive as well as public company board experience; Mr. MacDonald has over 35 years of experience in investment management and asset manager evaluation earned during his career with a major charitable foundation, and also serves in a variety of not-for profit board and advisory capacities (including board investment committees); Mr. Rybolt has financial and accounting experience, as well as experience as a consultant and executive recruiter; and Ms. Gorman is a seasoned financial services executive with experience overseeing compliance for investment management businesses. The foregoing discussion and the Trustees and officers tables below are included in this SAI pursuant to requirements of the SEC, do not constitute holding out the Board or any Trustee as having special expertise or experience and shall not be deemed to impose any greater responsibility or liability on any Trustee by reason thereof. Additional information about Trustee Attributes is contained in the table below.

The age, address, and principal occupations for the past five years and additional information relevant to his or her professional background of each Trustee and executive officer of the Trust are listed below. No Trustee serves as a director or trustee of another mutual fund.

INDEPENDENT TRUSTEES

Name, Age and Address (1)	Position, Term of Office(2) and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Director/Trustee Positions Held by Trustee During Past 5 Years
T. Geron Bell (75)	Trustee since January 2004	Chairman of the Executive Board of the Minnesota Twins (2011 to present); President of Twins Sports, Inc. (parent company of the Minnesota Twins) (2002 to 2011) and President of the Minnesota Twins Baseball Club Incorporated (1987 to 2002)	21	None

Lucy Hancock Bode (64)	Trustee since January 2004	Healthcare consultant (self-employed) (1986 to present)	21	BioSignia (2006 to 2010); Franklin Street Partners (2014 to present)

Leslie H. Garner Jr. (65)	Trustee since January 2004	President and Chief Executive Officer, The Greater Cedar Rapids Community Foundation (2010 to present); President, Cornell College (1994 to 2010)	21	None

Ronald James (65)	Trustee since January 2004	President and Chief Executive Officer, Center for Ethical Business Cultures (2000 to present)	21	Best Buy Co. Inc. (2004 to 2013); Bremer Financial Corporation (2004 to present)

John A. MacDonald (67)	Trustee since January 2004	Vice President and Treasurer, Hall Family Foundation (1988 to present)	21	None

H. David Rybolt (74)	Trustee since January 2004	Consultant, HDR Associates (management consulting) (1985 to present)	21	None

James R. Seward (63)	Chairman of the Board and Trustee since January 2004	Private investor (2000 to present); CFA (1987 to present)	21	Brookdale Senior Living Inc. (2008 to May 2015); Sooner Holdings (formerly Syntroleum Corp.) (1988 to present)

William B. Taylor (71)	Trustee since September 2005	Consultant (2003 to present); previously, Partner, Ernst & Young LLP (1982 to 2003)	21	National Association of Corporate Directors – Heartland Chapter (2013 to present); William Henry Insurance, LLC (2005 to present); Balance Innovations LLC (2014 to present); Kansas City Symphony (1995 to present)

INTERESTED TRUSTEE

Kathleen A. Gorman(3) (52)	Trustee since September 2012	President and Chief Executive Officer, RBC Funds (2012 to present); Chief Compliance Officer, RBC Funds (2006 to 2012); Director of Regulatory Administration, RBC Global Asset Management (U.S.) Inc. (2007 to 2012).	21	None

(1)	The mailing address for each Trustee is 50 South Sixth Street, Suite 2350, Minneapolis, Minnesota 55402.

(2)	All Trustees must retire on or before December 31 of the year in which they reach the age of 75. The Board may temporarily waive this requirement when necessary to avoid depriving the Board of a Trustee with critical skills.

(3)	Kathleen A. Gorman has been determined to be an interested Trustee by virtue of her position with the Advisor.

Executive Officers

Name, Age and Address (1)	Position, Term of Office(2) and Length of Time Served With the Trust	Principal Occupation(s) During Past 5 Years

Kathleen A. Gorman (52)	President and Chief Executive Officer since September 2012	President and Chief Executive Officer, RBC Funds (2012 to present); Chief Compliance Officer, RBC Funds (2006 to 2012); Director of Regulatory Administration, RBC Global Asset Management (U.S.) Inc. (2007 to 2012); Chief Compliance Officer, RBC Global Asset Management (U.S.) Inc. (2006 to 2009).

Christina M. Weber (47)	Chief Compliance Officer since December 2012 and Assistant Secretary since March 2013	Chief Compliance Officer, RBC Funds (2012 to present); Senior Compliance Officer, RBC Funds (March 2012 to December 2012); Compliance Manager, Minnesota Life Insurance Company (2006 to 2012).

Kathleen A. Hegna (49)	Chief Financial Officer and Principal Accounting Officer since May 2009 and Treasurer since March 2014	Associate Vice President and Director, Mutual Fund Accounting and Administration, RBC Global Asset Management (U.S.) Inc. (2009 to present).

Jay Jackson (38)	Chief Legal Officer and Secretary since December 2015	Associate General Counsel, RBC Global Asset Management (U.S.) Inc. (2011 to present); Associate, K&L Gates (2008 to 2010)

(1)	Except as otherwise noted, the address of each officer is 50 South Sixth Street, Suite 2350, Minneapolis, Minnesota 55402.

(2)	Each officer serves in such capacity for an indefinite period of time until his or her removal, resignation or retirement.

The table below shows the aggregate dollar range of each Trustee’s holdings in the Global Equity Funds and the RBC Funds as of December 31, 2015.

Independent Trustees	Dollar Range of Equity Securities in the Funds	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies

T. Geron Bell	None	$10,001 - $50,000

Lucy Hancock Bode	None	$50,001 - $100,000

Leslie H. Garner Jr. RBC Emerging Markets Equity Fund RBC International Opportunities Fund	$10,001 - $50,000 $0 - $10,000	Over $100,000

Ronald James	None	$50,001 - $100,000

John A. MacDonald RBC Emerging Markets Equity Fund	$10,001 - $50,000	$50,001 - $100,000

H. David Rybolt	None	Over $100,000

James R. Seward RBC Emerging Markets Equity Fund	Over $100,000	Over $100,000

William B. Taylor RBC Emerging Markets Equity Fund	Over $100,000	Over $100,000

Interested Trustee	Dollar Range of Equity Securities in the Funds	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies

Kathleen A. Gorman RBC Emerging Markets Equity Fund RBC Global Opportunities Fund	Over $100,000 $10,001 - $50,000	Over $100,000

Independent Trustees (Trustees of the Trust who are not directors, officers or employees of the Advisor, either Co-Administrator or Distributor) receive from the Trust an annual retainer of $46,000. The annual retainer was previously $41,500 and was increased to $46,000 effective October 1, 2015. The Board Chairperson and Audit Committee Chairperson each receive an additional retainer of $2,500 annually, and all other Trustees serving as Chair of a Board committee each receive an additional retainer of $1,000 annually. In addition, Independent Trustees receive a quarterly meeting fee of $6,000 for each in-person Board of Trustees meeting attended. The quarterly meeting fee was previously $5,500 and was increased to $6,000 effective on October 1, 2015. Each Independent Trustee also receives a meeting fee of $1,500 for each telephonic or Special Board meeting attended, and a $1,500 fee for each Board committee meeting attended. Independent Trustees are also reimbursed for all out-of-pocket expenses relating to attendance at such meetings. Trustees who are directors, officers or employees of the Advisor, either Co-Administrator or Distributor do not receive compensation from the Trust. The table below sets forth the compensation received by each Trustee from the Trust during the Funds’ fiscal year ended March 31, 2016.

	Aggregate Compensation from Trust	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation for Fund Complex Paid to Trustee†

Independent Trustees

T. Geron Bell	$81,750	None	None	$81,750
Lucy Hancock Bode	80,250	None	None	80,250
Leslie H. Garner, Jr.	81,250	None	None	81,250
Ronald James	81,250	None	None	81,250
John A. MacDonald	76,750	None	None	76,750
H. David Rybolt	78,750	None	None	78,750
James R. Seward	82,750	None	None	82,750
William B. Taylor	76,750	None	None	76,750

Interested Trustee

Kathleen A. Gorman	None	None	None	None

†	The Fund Complex consists of the Trust, which currently offers 21 portfolios.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

As of June 30, 2016, the persons listed below owned of record or beneficially 5% or more of the indicated class of shares of each Fund. A shareholder who beneficially owns, directly or indirectly, more than 25% of a Fund’s voting securities may be deemed a “control person” (as defined under applicable securities laws) of the Fund. “Control” is defined by the 1940 Act as the beneficial ownership, either directly or through one or more controlled companies, of more than 25% of the voting securities of a fund. Any person owning more than 25% of the voting securities of a Fund may be deemed to have effective voting control over the operation of that Fund, which would diminish the voting rights of other shareholders. Additionally, as of June 30, 2016, the Trustees and officers of the Trust, as a group, owned less than 1% of the outstanding shares of each class of each of the Funds.

RBC EMERGING MARKETS EQUITY FUND

Class A	Name & Address	%
	RBC Global Asset Management (U.S.) Inc.	92.02%
	50 South 6th Street, Suite 2350
	Minneapolis, MN 55402-1546

Class I	Name & Address	%
	Charles Schwab & Co. Inc.	20.66%
	Special Custody Account FBO Customers
	221 Main Street
	San Francisco, CA 94105-1905

	NFS LLC FEBO	16.56%
	Fiduciary Trust Company
	PO Box 55806
	Boston, MA 02205-5806

	RBC Capital Markets LLC	11.47%
	Mutual Fund Omnibus Processing
	Attn: Mutual Fund Ops Manager
	60 S. 6th Street, Suite 700
	Minneapolis, MN 55402-4413

	NFS LLC FEBO	8.44%
	The Northern Trust Company
	PO Box 92956
	Chicago Illinois

	NFS LLC FEBO	6.49%
	The Northern Trust Company
	PO Box 92956
	Chicago Illinois

RBC GLOBAL OPPORTUNITIES FUND

Class I	Name & Address	%
	RBC Global Asset Management (U.S.) Inc.	98.55%
	50 South 6th Street, Suite 2350
	Minneapolis, MN 55402-1546

RBC INTERNATIONAL OPPORTUNITIES FUND

Class I	Name & Address	%
	RBC Global Asset Management (U.S.) Inc.	66.29%
	50 South 6th Street, Suite 2350
	Minneapolis, MN 55402-1546

	Goldman Sachs & Co.	29.91%
	c/o Mutual Funds Ops
	222 South Main Street
	Salt Lake City, UT 84101-2199

INVESTMENT ADVISOR

The Advisor, located at 50 South Sixth Street, Suite 2350, Minneapolis, Minnesota 55402, serves as investment advisor to the Funds. The Advisor is a wholly owned subsidiary of Royal Bank of Canada (“RBC”). RBC is one of North America’s leading diversified financial services companies and provides personal and commercial banking, wealth management services, insurance, corporate and investment banking, and transaction processing services on a global basis. RBC employs approximately 80,000 people who serve more than 16 million personal, business, public sector and institutional clients through offices in Canada, the U.S. and 37 other countries around the world. The Advisor has been registered with the SEC as an investment advisor since 1983, and has been a portfolio manager of publicly offered mutual funds since 1986. Under the Investment Advisory Agreement, the Advisor manages the day-to-day investment of assets of the Funds in accordance with the policies and procedures established by the Trust. As of June 30, 2016, the Advisor’s investment team managed approximately $38.3 billion in assets for corporations, public and private pension plans, Taft-Hartley plans, charitable institutions, foundations, endowments, municipalities, registered mutual funds, private investment funds, trust programs, foreign funds such as UCITS funds, individuals (including high net worth individuals), wrap sponsors and other U.S. and international institutions.

For its services to the Funds, the Advisor receives from each Fund a fee, paid monthly, at an annual rate based on each Fund’s average daily net assets. Each class of shares of a Fund pays its respective pro rata portion of the total advisory fees payable by the Fund. The rates for each Fund are as follows:

Fund	Fee Rate

RBC Emerging Markets Equity Fund	0.95% of average daily net assets

RBC Global Opportunities Fund	0.85% of average daily net assets

RBC International Opportunities Fund	0.80% of average daily net assets

Under the terms of the Investment Advisory Agreements for the Funds between the Trust and the Advisor, the investment advisory services of the Advisor to the Funds are not exclusive. The Advisor is free to, and does, render investment advisory services to others.

The Investment Advisory Agreement for each Fund will remain in effect after its initial term only as long as such continuance is approved for that Fund at least annually (i) by vote of the holders of a majority of the outstanding voting securities of the Fund or by the Board of Trustees and (ii) by a majority of the Trustees who are not parties to the Investment Advisory Agreement or “interested persons” (as defined in the 1940 Act) of any such party.

Each Investment Advisory Agreement may be terminated with respect to a Fund at any time without payment of any penalty, by a vote of a majority of the outstanding securities of that Fund (as defined in the 1940 Act) or by a vote of a majority of the Board of Trustees on 60 days’ written notice to the Advisor, or by the Advisor on 60 days’ written notice to the Trust. An Investment Advisory Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act).

For each Fund the Advisor has contractually agreed to waive and/or limit fees of a Fund pursuant to an Expense Limitation Agreement in order to maintain the Fund’s net annual operating expense at the levels and on the terms set forth in the Prospectus through July 31, 2018.

Advisory Fees Paid By Funds. For the fiscal period ended March 31, 2014 and fiscal years ended March 31, 2015 and March 31, 2016, the amount of the advisory fees earned by the Advisor and the amounts of the reduction in fees and reimbursement of expenses by the Advisor as a result of the expense limitations, were as follows:

	Fiscal Year Ended March 31, 2016		Fiscal Year Ended March 31, 2015		Fiscal Period Ended March 31, 2014
	Contractual Advisory Fees	Advisory Fees Waived and/or Expenses Reimbursed by Advisor	Contractual Advisory Fees	Advisory Fees Waived and/or Expenses Reimbursed by Advisor	Contractual Advisory Fees*	Advisory Fees Waived and/or Expenses Reimbursed by Advisor*
RBC Emerging Markets Equity Fund	$271,062	$338,439	$55,163	$201,948	$12,608	$97,097
RBC Global Opportunities Fund	$43,707	$150,126	$13,887	$70,819**	N/A	N/A
RBC International Opportunities Fund	$43,790	$159,942	$13,150	$72,565**	N/A	N/A

*     For the fiscal period December 20, 2013 (commencement of operations) through March 31, 2014.

**  For the fiscal period December 3, 2014 (commencement of operations) through March 31, 2015.

INVESTMENT SUB-ADVISOR

The Sub-Advisor, located at Riverbank House, 2 Swan Lane, London, United Kingdom, EC4R 3BF, serves as investment sub-advisor to the Funds. The Sub-Advisor is a wholly owned subsidiary of RBC, which is the parent company of the Advisor. The Sub-Advisor has been registered with the SEC as an investment adviser since September 2013, and is authorized and regulated by the UK Financial Conduct Authority. The Sub-Advisor employed 57 individuals and had $19.07 billion in assets under management as of May 30, 2016.

For its services to the Funds, the Advisor pays the Sub-Advisor a monthly fee at an annual rate based on each Fund’s average daily net assets. The rates for each Fund are as follows:

Fund	Annual Sub-Advisory Fee Rate

RBC Emerging Markets Equity Fund	0.50% of average daily net assets

RBC Global Opportunities Fund	0.45% of average daily net assets

RBC International Opportunities Fund	0.45% of average daily net assets

Potential Conflicts of Interest. The Advisor and/or its affiliates (together, “the Advisor”) provide a variety of discretionary and non-discretionary investment advisory services and products to their clients. As a result, the following potential and actual conflicts of interest, among others, are presented to the Advisor in the operation of its investment advisory services:

●	The Advisor faces conflicts of interest when rendering investment advisory services to several clients and may provide dissimilar investment advice to different clients.

●	The Advisor may, in certain circumstances, have discretion when making distributions as part of redemptions in the form of securities or other assets, and in that case, the composition of such distributions. Accordingly, the Advisor may face conflicts of interest with respect to redeeming investors and remaining investors.

●	The Advisor may collect greater compensation for certain Funds or accounts than that received for a Fund, or may receive performance-based compensation. This may create a potential conflict of interest for the Advisor or its portfolio managers to incentivize certain accounts. Conflicts of interest may also arise when a portfolio manager has management responsibilities to more than one account or Fund, such as devotion of unequal time or attention.

●	Potential conflicts of interest may arise with both the aggregation of trade orders and the allocation of securities transactions/investment opportunities. For allocations of aggregated trades, particularly trade orders that were only partially filled due to limited availability, the Advisor may have an incentive to allocate trades or investment opportunities to certain accounts or Funds.

●	As a result of information barriers, personnel within the Advisor may trade differently from the Funds. Also, if the Advisor obtains material non-public confidential information as part of its business activities with other clients, it may be restricted from purchasing or selling securities for a Fund.

●	If the Advisor pays a broker-dealer with “soft” or commission dollars in order to obtain access to statistical information and research, The Advisor faces conflicts of interest because the information and research could benefit certain Funds or clients more than others.

●	The Funds may be subject to conflicts of interest if they engage in principal transactions with other Funds or with the Advisor, to the extent permitted by law. The Advisor may have a potentially conflicting division of loyalties and responsibilities to the parties in these transactions.

●	Potential conflicts of interest also exist when the Advisor has certain overall investment limitations on positions in securities or other financial instruments due to, among other things, investment restrictions imposed upon the Advisor by law, regulation, contract or internal policies. They could prevent a Fund from purchasing particular financial instruments, even if the financial instruments would otherwise meet the Fund’s objectives.

●	Although the Advisor is not the primary valuation agent of the Funds, it performs certain valuation services related to securities and assets in the Funds. The Advisor may value an identical asset differently than another division or unit within the Advisor values the asset. The Advisor may also value an identical asset differently in different accounts or Funds.

The Advisor and the Funds have implemented policies and procedures to minimize the conflicts of interest described above, although they may be ineffective in achieving that goal.

Other Accounts Managed

The following table provides information regarding other mutual funds and accounts for which each Fund’s portfolio managers are primarily responsible for the day-to-day portfolio management as of March 31, 2016.

Portfolio Manager	RBC Global Equity Funds Managed	Account Type	Number of Accounts	Value of Accounts	Number of Performance Fee Accounts	Value of All Performance Fee Accounts
Philippe Langham	Emerging Markets Equity Fund	Pooled	7	$2,562,636,923	0	$0
		Separate Accounts	0	0	0	0
		Registered Inv. Co.	0	0	0	0
Habib Subjally	International Opportunities Fund and Global Opportunities Fund	Pooled	8	2,901,861,810	0	0
		Separate Accounts	0	0	0	0
		Registered Inv. Co.	0	0	0	0

Portfolio Manager Compensation

The following portfolio manager compensation information is presented as of the end of the Funds’ most recent fiscal year.

The Sub-Advisor’s Overall Compensation Philosophy

The compensation program for investment management personnel is comprised of three elements:

●	Base Salary

●	Annual Discretionary Bonus

●	Profit Sharing Plan (for senior investment staff only)

For junior members of the team (both Portfolio Managers and Analysts), the compensation package includes only two of the components listed above – Base Salary and Annual Discretionary Bonus. Compensation for senior investment personnel includes all three elements.

Annual Discretionary Bonus

All employees who are eligible for a discretionary bonus are graded on a 200-point scale. This score is a combination of quantitative and qualitative assessments as appropriate.

The quantitative component is calculated using an algorithm that tracks results for specific responsibilities in investment management against agreed upon success thresholds. The qualitative component is based on our review of results produced over the year and the degree to which the individual exhibits attitudes and behaviors consistent with our firm’s reputation, culture and goals, including investment success and growth.

Profit Sharing Plan (PSP)

Only senior investment staff may be eligible to participate in the PSP. The pool is calculated quarterly as a predetermined percentage of pre-tax earnings. PSP units are reviewed annually and approved by the CIO and CEO at the beginning of each fiscal year. The number of units held by each individual does not normally change during the year.

Deferral

Consistent with best practices, a portion of the variable compensation (Annual Discretionary Bonus and PSP) for senior staff is subject to a 3-year mandatory deferral. Based on variable compensation thresholds, deferral rates of 25% to 40% apply. This deferral amount is payable at the end of three years, provided the employee remains in good standing with company.

Management Team’s Beneficial Ownership of the Funds

A portfolio manager’s beneficial ownership of a Fund is defined as the portfolio manager having the opportunity to share in any profit from transactions in the Fund, either directly or indirectly, as the result of any contract, understanding, arrangement, relationship or otherwise. Therefore, ownership of Fund shares by members of the portfolio manager’s immediate family or by a trust of which the portfolio manager is a trustee could be considered ownership by the portfolio manager. The reporting of Fund share ownership in this SAI shall not be construed as an admission that the portfolio manager has any direct or indirect beneficial ownership in the Fund listed. The table below shows the portfolio manager’s beneficial ownership of the Funds under his management as of March 31, 2016.

PORTFOLIO MANAGERS HOLDINGS

Dollar Range of Fund Shares Beneficially Owned
RBC Emerging Markets Equity Fund
Philippe Langham	None

RBC Global Opportunities Fund
Habib Subjally	None

RBC International Opportunities Fund
Habib Subjally	None

PROXY VOTING POLICIES

The Funds are the beneficial owners of their portfolio securities, and therefore, the Board of Trustees, acting on the Funds’ behalf, is responsible for voting proxies. The Advisor has been delegated the authority by the Board of Trustees to vote proxies with respect to the investments held by the Funds.

The Trust seeks to assure that proxies received by the Trust or its delegate are voted in the best interests of the Trust’s shareholders, and has accordingly adopted proxy voting policies and procedures on behalf of each Fund.

The Board fulfills its oversight responsibilities in a number of ways, including, but not limited to, review and approval of the Trust’s Proxy Voting Policies and Procedures, annual review of the adequacy and effectiveness of implementation of the Trust’s Proxy Voting Policies and Procedures in connection with the Rule 38a- l annual report and annual review and adoption of the Proxy Voting Guidelines.

The Board, after reviewing and concluding that such policies are reasonably designed to vote proxies in the best interests of each Fund’s shareholders, has approved and adopted the custom proxy voting guidelines of the Advisor. The Advisor reviews and updates these guidelines on an ongoing basis as corporate governance best practices evolve.  While proxies will generally be voted in accordance with the guidelines, there may be circumstances where the Advisor believes it is in the best interests of the Funds’ shareholders to vote differently than as contemplated by the guidelines, or to withhold a vote or abstain from voting.   If a portfolio manager or other personnel of the Advisor or Sub-Advisor would like to recommend that a particular proxy be voted in a manner different from the guidelines, such request shall be reviewed by the Advisor’s Chief Investment Officer or his delegate.

Institutional Shareholder Services Inc. (“ISS”) has been engaged by the Advisor and Trust for proxy research and voting services.  The Advisor has satisfied itself that ISS has implemented adequate policies and procedures, including information barriers, to reasonably guard against and to resolve any conflicts of interest which may arise in connection with its provision of research analyses, vote recommendations, and proxy voting services. Representatives of the Advisor’s Proxy Committee conduct an annual review of ISS’s policies regarding the management of ISS conflicts of interest and present the results of such review to the Proxy Committee.

The Advisor has no affiliation or material business, professional or other relationship with ISS.

Each year the Trust files its proxy voting record for the twelve-month period ended June 30 with the SEC on Form N-PX no later than August 31. The records can be obtained on the SEC’s website at www .sec.gov and without charge by calling the Funds at 1-800-422-2766.

DISTRIBUTION OF FUND SHARES

Quasar Distributors, LLC (the “Distributor”), located at 615 East Michigan Street, Milwaukee, WI 53202, is the principal underwriter for shares of the Funds. The Distributor serves pursuant to a Distribution Agreement, which specifies the obligations of the Distributor with respect to offers and sales of Fund shares. The Distribution Agreement provides, among other things, that the Distributor may enter into selling group agreements with responsible dealers and dealer managers as well as sell a Fund’s shares to individual investors. The Distributor is not obligated to sell any specific amount of shares. The Trust has adopted a Master Distribution Plan (the “Plan”) in accordance with Rule 12b-1 under the 1940 Act with respect to each of the Funds. Class R6 Shares of the Funds are not subject to fees under the Plan.

Additional Payments. The Advisor may make additional payments, out of its own resources and at no additional cost to the Funds or their shareholders, to certain broker-dealers, mutual fund supermarkets, or other financial institutions, including affiliates of the Advisor (“Intermediaries”) in connection with the provision of administrative services; the distribution of the Funds’ shares; reimbursement of ticket or operational charges (fees that an institution charges its representatives for effecting transactions in the Funds’ shares). No one factor is determinative of the type or amount of such additional payments to be provided and all factors are weighed in the assessment of such determination. Generally, no Intermediary is precluded from considering any of these factors in negotiating such additional payments on its behalf and, unless otherwise disclosed as a special arrangement, no Intermediary is precluded from negotiating the same or similar additional payments arrangement on the same terms as another Intermediary. The Advisor also may make inter-company payments out of its own resources, and at no additional cost to the Funds or shareholders, to RBC Capital Markets, LLC, in recognition of administrative and distribution-related services provided by RBC Capital Markets, LLC to shareholders. In addition, certain Intermediaries may receive fees from the Funds for providing recordkeeping and other services for individual shareholders and/or retirement plan participants. Financial consultants and other registered representatives of Intermediaries may receive compensation payments from their firms in connection with the distribution or servicing of Fund shares.

SHAREHOLDER SERVICING PLAN

The Trust has adopted a Shareholder Servicing Plan (the “Servicing Plan”) that allows Class A and Class I shares of the Funds to pay service fees to firms that provide shareholder services (“Intermediaries”). Class R6 Shares of the Funds are not subject to fees under the Servicing Plan.

ADMINISTRATIVE SERVICES

The Advisor serves as Co-Administrator to the Funds. The Advisor provides certain administrative services necessary for the operation of the Funds, including among other things, (i) providing office space, equipment and facilities for maintaining the Funds’ organization, (ii) preparing the Trust’s registration statement, proxy statements and all annual and semi-annual reports to Fund shareholders, and (iii) supervising and managing all aspects of the operation of the Funds, including supervising the relations with, and monitoring the performance of the Funds’ Advisor, Distributor, custodian, independent accountants, legal counsel and other service providers. In addition, the Advisor furnishes office space and facilities required for conducting the business of the Funds and pays the compensation of the Funds’ officers, employees and Trustees affiliated with the Advisor. The Advisor does not receive a fee for administrative services provided to the Funds.

BNY Mellon Investment Servicing (US) Inc. (“BNY Mellon”) serves as Co-Administrator to the Funds and provides facilities, equipment and personnel to carry out certain administrative services related to the Funds. BNY Mellon also serves as the fund accounting agent for each of the Funds and provides certain accounting services such as computation of the Funds’ net asset value and maintenance of the Funds’ books and financial records. Under the Administration and Accounting Services Agreement, BNY Mellon receives a fee for its services payable by the Funds based on the Funds’ average net assets.

For the fiscal period ended March 31, 2014 and fiscal years ended March 31, 2015 and March 31, 2016, BNY Mellon received the following fees for fund administration and accounting services:

Fund	Fiscal Year Ended March 31, 2016	Fiscal Year Ended March 31, 2015	Fiscal Period Ended March 31, 2014*
RBC Emerging Markets Equity Fund	$44,427	$43,291	$11,730
RBC Global Opportunities Fund	$43,257	$13,983**	N/A
RBC International Opportunities Fund	$43,274	$13,984**	N/A

*    For the fiscal period December 20, 2013 (commencement of operations) through March 31, 2014.

**  For the fiscal period December 3, 2014 (commencement of operations) through March 31, 2015.

DETERMINATION OF NET ASSET VALUE

Orders for purchases and redemptions of Class R6 shares are effected at the net asset value (“NAV”) per share next calculated after receipt of the order by the Fund, its agent, or certain other authorized persons. Selling dealers are responsible for transmitting orders promptly.

Offering price or NAV per share for each class of shares of each Fund normally is determined, and its shares normally are priced, at the close of each business day for the New York Stock Exchange (“NYSE”), or 4:00 p.m. Eastern time, whichever is earlier (“Value Time”), on days that the NYSE is open or (at the Fund’s option) on days the primary trading markets for the Funds’ portfolio instruments are open (“Value Date”). The NAV per share of each class of shares of the Funds is computed by dividing the value of net assets of each class (i.e., the value of the assets less the liabilities) by the total number of outstanding shares of the class. All expenses, including fees paid to the Advisor and Co-Administrators, are accrued daily and taken into account for the purpose of determining the NAV.

Portfolio Security Valuation. The value of an equity security traded on one or more U.S. exchanges (and not subject to restrictions against sale by the Fund on such exchanges) will be valued at the last available quoted sale price on the primary trading exchange for the security as of the Value Time on the Value Date. If there was no sale on the primary exchange on the Value Date, the most recent bid shall be used. Securities for which the NASDAQ Stock Market, Inc. (“NASDAQ”) provides a NASDAQ Official Closing Price (“NOCP”) will be valued at the NOCP. Over-the-counter common and preferred stocks quoted on NASDAQ or in another medium for which no NOCP is calculated by NASDAQ and securities traded on an exchange for which no sales are reported on the Value Date are valued at the most recent bid quotation on the Value Date on the relevant exchange or market as of the Value Time. An equity security not traded in the United States but listed on a foreign exchange shall be valued at the closing price on the principal foreign exchange where the security is traded, and if a closing price is not available the last bid price shall be used. Investment company securities are valued at the NAV per share calculated for such securities on the Value Date. Exchange-traded options, futures and options on futures are valued at their most recent sale price on the exchange on which they are primarily traded. Equity securities for which market quotations (i) are not readily available or (ii) do not accurately reflect the value of the securities, as determined by the Advisor, are valued at fair value using the Trust’s pricing and valuation procedures. Significant bid-ask spreads, or infrequent trading may indicate a lack of readily available market quotations.

Debt securities will generally be valued at the evaluated price determined by an approved pricing agent using methods such as matrix pricing, its proprietary calculation model or dealer-supplied valuations. When an evaluated price is not readily available from a pricing service or independent broker-dealer, the value obtained is deemed to be unreliable, or there is a significant valuation event affecting the value of a security, the “fair value” of a security shall be determined by the Valuation Committee in accordance with Trust procedures. Fixed income securities with 60 days or less to maturity at the time of purchase may be valued at amortized cost, unless such method is determined by the Pricing Committee to be inappropriate due to credit or other impairments of the issuer.

Generally, foreign equity securities denominated in foreign currencies are valued in the foreign currency and then converted into its U.S. dollar equivalent using the foreign exchange quotation in effect at the close of the NYSE on the day the security’s value is determined.

Other types of securities and assets owned by a Fund (for example, rights and warrants) are valued using procedures contained in the Trust’s pricing and valuation procedures.

In situations where it is determined that market quotations are not readily available from a pricing service or independent broker-dealer, or if the valuations are deemed to be unreliable or do not accurately reflect the value of the securities, Board-approved “fair valuation” methodologies will be used. “Fair value” shall be deemed to be the amount that the Fund might reasonably expect to receive for the security (or asset) upon its current sale. Each such determination will be based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. Under the Trust’s pricing and valuation procedures, fair valuation methodologies may also be used in situations such as (i) a price is determined to be stale (for example, it cannot be valued using the standard pricing method because a recent sale price is not available) on more than five consecutive days on which a Fund calculates its NAV; or (ii) a significant valuation event is determined to have occurred pursuant to the Trust’s pricing and valuation procedures. A significant valuation event may include, but is not limited to, one or more of the following: (i) a significant event affecting the value of a security or other asset of the Fund that is traded on a foreign exchange or market has occurred between the time when the foreign exchange or market closes and the Value Time; (ii) one or more markets in which a security or other asset of the Fund trades is closed for a holiday on a Fund Value Date or, has closed or is disrupted as a result of unusual or extraordinary events (e.g., natural disasters, civil unrest, imposition of capital controls, etc.); (iii) there is an unusually large movement, between the Value Time on the previous day and today’s Value Time, in the value of one or more securities indexes that the Fund uses as a “benchmark” or that are determined by the Pricing Committee to be relevant to the Fund’s portfolio investments; or (iv) some other market or economic event (e.g., a bankruptcy filing) would cause a security or other asset of the Fund to experience a significant change in value. If it has been determined that a significant valuation event has occurred, the Board may value each security pursuant to the Trust’s fair value pricing procedures.

In addition, the Funds have procedures in place to fair value foreign equity securities traded in markets outside North American time zones daily in order to take into account, among other things, any significant events occurring after the close of trading in a foreign market. The Funds receive adjusted fair value prices from a designated independent pricing vendor. In general, the vendor utilizes a multi-factor model to consider such information as the issue’s closing price, relevant general and sector indices and currency fluctuations to generate an evaluated adjustment factor for each security and provide an evaluated fair value price.

PORTFOLIO TRANSACTIONS

Pursuant to the Investment Advisory and Sub-Advisory Agreements, the Sub-Advisor places orders for the purchase and sale of portfolio investments for the Funds’ accounts with brokers or dealers it selects in its discretion.

Purchases and sales of securities will often be principal transactions in the case of debt securities and equity securities traded other than on an exchange. The purchase or sale of equity securities will frequently involve the payment of a commission to a broker-dealer who effects the transaction on behalf of a Fund. Debt securities normally will be purchased or sold from or to issuers directly or to dealers serving as market makers for the securities at a net price. Generally, money market securities are traded on a net basis and do not involve brokerage commissions. Under the 1940 Act, persons affiliated with the Funds, the Advisor, the Sub-Advisor or the Distributor are prohibited from dealing with the Funds as a principal in the purchase and sale of securities unless a permissive order allowing such transactions is obtained from the SEC or the transaction complies with requirements of certain SEC rules applicable to affiliated transactions.

Trade Allocation and Aggregation

Investment decisions for the Funds, and for the other investment advisory clients of the Sub-Advisor, are made with a view to achieving their respective investment objectives. Investment decisions are the product of many factors in addition to basic suitability for the particular client involved. Thus, a particular security may be bought or sold for certain clients even though it could have been bought or sold for other clients at the same time. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling the security. In some instances, one client may sell a particular security to another client. At times, two or more clients may also simultaneously purchase or sell the same security. In these cases, the Sub-Advisor may combine or aggregate purchase or sale orders for more than one client including the Funds. Such aggregation may be able to reduce commission costs or market impact costs on a per-share and per-dollar basis. The decision to aggregate is only made after a determination that: the aggregation will not result in favoring any account over another; it does not systematically advantage or disadvantage any account; it does not receive any additional compensation or remuneration solely as the result of the aggregation; and each participating account will receive the average share price and will share pro rata in the transaction costs. There may be circumstances when purchases or sales of portfolio securities for one or more clients will have an adverse effect on other clients.

Equity Aggregation & Allocation

There may be occasions when equity clients may pay disparate transaction costs due to minimum charges per account imposed by either the broker effecting the transaction or the Funds’ custodian. If there is an open order and a subsequent similar order for the same security for a different account is received by the Sub-Advisor’s trading desk, such subsequent order will generally be aggregated with any remainder of the original order consistent with the considerations set forth above.

The Sub-Advisor may determine that an equity order will not be aggregated with other orders for a number of reasons. When the Sub-Advisor determines that multiple orders cannot be aggregated for equity clients, procedures have been adopted that seek to ensure client account orders are treated fairly and equitably over time.

Fixed Income Aggregation & Allocation

The Sub-Advisor is committed to ensuring that client account orders are treated fairly and equitably over time. The Sub-Advisor recognizes that certain types of securities may be better suited for particular accounts given each account’s benchmarks and/or investment restrictions. In allocating orders to fixed income clients, the Sub-Advisor first determines that the securities are consistent with guidelines and a particular style of account. The Sub-Advisor then addresses specific account needs, which generally include, among other factors, a review of portfolio duration, sector allocation, security characteristics, cash positions and typical size of positions within the account.

In most instances, the portfolio manager prioritizes the allocation of a bond among accounts in order to meet the best “fit and need.” Factors considered in such prioritization include: specific needs, amount of cash available, state specific needs, amount of portfolio in similar types of credits, current maturity structure of portfolio, and whether the account was allocated bonds in recent purchases. As a result of this approach, not all eligible accounts will participate in every available opportunity. It the Sub-Advisor’s policy to allocate various purchases over time in a manner that is fair to all clients and the Sub-Advisor monitors these allocations to help ensure this occurs.

Trading Costs

Trading involves transaction costs. Transactions with dealers serving as primary market makers reflect the spread between the bid and asked prices. The Funds may purchase securities during an underwriting, which will include an underwriting fee paid to the underwriter. Purchases and sales of common stocks are generally placed by the Sub-Advisor with broker-dealers which, in the judgment of the Sub-Advisor provide prompt and reliable execution at favorable security prices and reasonable commission rates.

The Sub-Advisor is obligated to exercise its fiduciary obligation to seek and obtain best execution of the Funds’ transactions under the circumstances of the particular transaction. The Sub-Advisor seeks to satisfy its best execution obligation by creating the conditions under which best execution is most likely to occur, i.e., by following policies and procedures designed to achieve it.

The Funds have no obligation to deal with any dealer or group of dealers in the execution of transactions in portfolio securities. While the Sub-Advisor generally seeks reasonably competitive spreads or commissions, the Funds will not necessarily be paying the lowest spread or commission available.

Broker-Dealer Selection

The Sub-Advisor’s objective for each transaction is to seek the broker most capable of providing the brokerage services necessary in obtaining the best execution, while taking into consideration factors such as: ability to minimize trading costs, level of trading expertise, infrastructure, ability to provide information or services, financial condition, confidentiality provided by broker-dealer, evaluations of execution quality, ability to prospect for and find liquidity, overall responsiveness, and willingness to commit capital.

These considerations (and others as relevant) guide the selection of the appropriate venue (e.g., an ECN or alternative trading system (“ATS”), a traditional broker, or a crossing network, etc.) in which to place an order and the proper strategy with which to trade.

The Sub-Advisor may not consider sales of RBC Fund shares as a factor in the selection of broker-dealers to execute portfolio transactions for the RBC Funds.

Consistent with achieving best execution, a Fund may participate in “commission recapture” programs, under which brokers or dealers used by the Fund remit a portion of brokerage commissions to the particular Fund from which they were generated. Subject to oversight by the Fund’s Board of Trustees and the Advisor, the Sub-Advisor is responsible for the selection of brokers or dealers with whom a Fund executes trades and for ensuring that a Fund receives best execution in connection with its portfolio brokerage transactions. Participation in a commission recapture program is not expected to have a material impact on either expenses or returns of those Funds utilizing the program.

The Sub-Advisor may use soft dollars to acquire proprietary or third party of research in equity accounts. The Sub-Advisor selects broker-dealers based on their ability to provide quality executions and the belief that the research information and other services provided by such broker-dealer may benefit client accounts, including the Funds. The Advisor may cause a Fund to pay commissions higher than another broker-dealer would have charged for effecting the same transaction if the Advisor believes the commission paid is reasonable in relation to the value of the brokerage and research services provided by the broker.

The Sub-Advisor regularly reviews the soft dollar arrangements to ensure that soft dollar arrangements are consistent with Section 28(e) of the Exchange Act, commissions are priced at competitive levels, that best execution is sought, and the brokerage and research services being paid for with soft dollars continue to be used to directly assist us in our investment decision-making process.

By allocating transactions in this manner, the Sub-Advisor can supplement its own research and analysis with the views and information of securities firms and other research providers. These items, which in some cases may also be purchased for cash, include such matters as general economic and securities market reviews, industry and company reviews, evaluations of securities and recommendations as to the purchase and sale of securities. Some of these services are of value to the Sub-Advisor in advising various of its clients (including the Funds), although not all of these services are necessarily useful and of value in managing the Funds. The advisory fees paid by the Funds are not reduced because the Sub-Advisor and their affiliates receive such services.

The following table shows total brokerage commissions paid by the Funds during the fiscal period ended March 31, 2014 and fiscal years ended March 31, 2015 and March 31, 2016:

Total Brokerage Commissions

Fund	Fiscal Year Ended March 31, 2016	Fiscal Year Ended March 31, 2015	Fiscal Period Ended March 31, 2014*
RBC Emerging Markets Equity Fund	$ 107,083	$ 8,135	$4,983
RBC Global Opportunities Fund	$ 5,011	$ 2,026**	N/A
RBC International Opportunities Fund	$ 5,866	$ 2,194**	N/A

*    For the fiscal period December 20, 2013 (commencement of operations) March 31, 2014.

**  For the fiscal period December 3, 2014 (commencement of operations) through March 31, 2015.

The Funds did not engage in any brokerage transactions involving any broker-dealers that are affiliated with the Trust or the Advisor during the fiscal period ended March 31, 2014 and fiscal years ended March 31, 2015 and March 31, 2016, except as follows. For the fiscal year ended March 31, 2016, the Funds paid $25.01 in aggregate commissions to RBC Capital Markets, an affiliated broker of the Funds. This amount represents 0.000802% of the aggregate brokerage commissions paid by the Funds during 2016, and 0.000575% of the aggregate dollar amount of transactions involving the payment of commissions.

As of March 31, 2016, the RBC Emerging Markets Equity Fund did not hold any investments in securities of their regular broker-dealers. As of March 31, 2016, the following Funds held investments in securities of their regular broker-dealers:

Fund	Issuer	Aggregate Value of Issuer’s Securities Owned
RBC Global Opportunities Fund	Deutsche Post AG	$160,418
	Citigroup, Inc.	50,100
RBC International Opportunities Fund	Deutsche Post AG	202,187
	UBS Group AG	114,822

PORTFOLIO TURNOVER

Changes may be made in the Funds’ portfolios consistent with the investment objectives and policies of the Funds whenever such changes are believed to be in the best interests of the Funds and their shareholders. The portfolio turnover rate is calculated by dividing the lesser of total purchases or sales of portfolio securities by the average monthly value of the Fund’s portfolio securities. Higher portfolio turnover rates may result in higher brokerage expenses. The portfolio turnover rates for each of the Funds are set forth in the Financial Highlights section of each Fund’s Prospectus.

TAXATION

The following is a summary of certain additional tax considerations generally affecting a Fund and its shareholders that are not described in the Prospectus. No attempt is made to present a detailed explanation of the tax treatment of a Fund or its shareholders, and the discussion here and in the Prospectus is not intended as a substitute for careful tax planning.

This “Taxation” section is based on the Internal Revenue Code (the “Code”) and applicable regulations in effect on the date of this SAI. Future legislative, regulatory or administrative changes, including provisions of current law that sunset and thereafter no longer apply, or court decisions may significantly change the tax rules applicable to the Fund and its shareholders. Any of these changes or court decisions may have a retroactive effect.

This is for general information only and not tax advice. All investors should consult their own tax advisors as to the federal, state, local and foreign tax provisions applicable to them.

TAXATION OF THE FUNDS. Each Fund has elected and intends to qualify each year as a RIC (sometimes referred to as a “regulated investment company” or “fund”) under Subchapter M of the Code. If a Fund so qualifies, the Fund will not be subject to federal income tax on the portion of its investment company taxable income (that is, generally, taxable interest, dividends, net short-term capital gains, and other taxable ordinary income, net of expenses, without regard to the deduction for dividends paid) and net capital gain (that is, the excess of net long-term capital gains over net short-term capital losses) that it distributes to shareholders.

In order to qualify for treatment as a regulated investment company, each Fund must satisfy the following requirements:

●	Distribution Requirement—A Fund must distribute an amount equal to the sum of at least 90% of its investment company taxable income and 90% of its net tax-exempt income, if any, for the tax year (including, for purposes of satisfying this distribution requirement, certain distributions made by the Fund after the close of its taxable year that are treated as made during such taxable year).

●	Income Requirement—A Fund must derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived from its business of investing in such stock, securities or currencies and net income derived from qualified publicly traded partnerships (“QPTPs”).

●	Asset Diversification Test—A Fund must satisfy the following asset diversification test at the close of each quarter of the Fund’s tax year: (1) at least 50% of the value of the Fund’s assets must consist of cash and cash items, U.S. Government securities, securities of other regulated investment companies, and securities of other issuers (as to which the Fund has not invested more than 5% of the value of the Fund’s total assets in securities of an issuer and as to which the Fund does not hold more than 10% of the outstanding voting securities of the issuer); and (2) no more than 25% of the value of the Fund’s total assets may be invested in the securities of any one issuer (other than U.S. Government securities or securities of other regulated investment companies) or of two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses, or, in the securities of one or more QPTPs.

In some circumstances, the character and timing of income realized by a Fund for purposes of the Income Requirement or the identification of the issuer for purposes of the Asset Diversification Test is uncertain under current law with respect to a particular investment, and an adverse determination or future guidance by the Internal Revenue Service (“IRS”) with respect to such type of investment may adversely affect a Fund’s ability to satisfy these requirements. See, “Tax Treatment of Portfolio Securities” below with respect to the application of these requirements to certain types of investments. In other circumstances, a Fund may be required to sell portfolio holdings in order to meet the Income Requirement, Distribution Requirement, or Asset Diversification Test which may have a negative impact on the Fund’s income and performance. In lieu of potential disqualification, a Fund may be permitted to pay a tax for certain failures to satisfy the Asset Diversification Test or Income Requirement, which, in general, are limited to those due to reasonable cause and not willful neglect.

Each Fund may use “equalization accounting” (in lieu of making some cash distributions) in determining the portion of its income and gains that has been distributed. If a Fund uses equalization accounting, it will allocate a portion of its undistributed investment company taxable income and net capital gain to redemptions of Fund shares and will correspondingly reduce the amount of such income and gains that it distributes in cash. If the IRS determines that a Fund’s allocation is improper and that the Fund has under-distributed its income and gain for any taxable year, the Fund may be liable for federal income and/or excise tax. If, as a result of such adjustment, the Fund fails to satisfy the Distribution Requirement, the Fund will not qualify that year as a regulated investment company the effect of which is described in the following paragraph.

If for any taxable year a Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) would be subject to tax at regular corporate rates without any deduction for dividends paid to shareholders, and the dividends would be taxable to the shareholders as ordinary income (or possibly as qualified dividend income) to the extent of the Fund’s current and accumulated earnings and profits. Failure to qualify as a regulated investment company would thus have a negative impact on a Fund’s income and performance. Subject to savings provisions for certain failures to satisfy the Income Requirement or Asset Diversification Test which, in general, are limited to those due to reasonable cause and not willful neglect, it is possible that a Fund will not qualify as a regulated investment company in any given tax year. Even if such savings provisions apply, a Fund may be subject to a monetary sanction of $50,000 or more. Moreover, the Board reserves the right not to maintain the qualification of a Fund as a regulated investment company if it determines such a course of action to be beneficial to shareholders.

Portfolio Turnover. For investors that hold their Fund shares in a taxable account, a high portfolio turnover rate may result in higher taxes. This is because a fund with a high turnover rate is likely to accelerate the recognition of capital gains and more of such gains are likely to be taxable as short-term rather than long-term capital gains in contrast to a comparable fund with a low turnover rate. Any such higher taxes would reduce the Fund’s after-tax performance. See, “Taxation of Fund Distributions—Distributions of Capital Gains” below.

Capital Loss Carryovers. The capital losses of a Fund, if any, do not flow through to shareholders. Rather, a Fund may use its capital losses, subject to applicable limitations, to offset its capital gains without being required to pay taxes on or distribute to shareholders such gains that are offset by the losses. Under the Regulated Investment Company Modernization Act of 2010, rules similar to those that apply to capital loss carryovers of individuals are applicable to RICs. Thus, if a Fund has a “net capital loss” (that is, capital losses in excess of capital gains) for a taxable year beginning after December 22, 2010, the excess (if any) of the Fund’s net short-term capital losses over its net long-term capital gains is treated as a short-term capital loss arising on the first day of the Fund’s next taxable year, and the excess (if any) of the Fund’s net long-term capital losses over its net short-term capital gains is treated as a long-term capital loss arising on the first day of the Fund’s next taxable year. Any such net capital losses of a Fund that are not used to offset capital gains may be carried forward indefinitely to reduce any future capital gains realized by the Fund in succeeding taxable years. However, for any net capital losses realized in taxable years of a Fund beginning on or before December 22, 2010, the Fund is only permitted to carry forward such capital losses for eight years as a short-term capital loss. Under a transition rule, capital losses arising in a taxable year beginning after December 22, 2010 must be used before capital losses realized in a taxable year beginning on or before December 22, 2010. The amount of capital losses that can be carried forward and used in any single year is subject to an annual limitation if there is a more than 50% “change in ownership” of a Fund. An ownership change generally results when shareholders owning 5% or more of a Fund increase their aggregate holdings by more than 50% over a three-year look-back period. An ownership change could result in capital loss carryovers being used at a slower rate (or, in the case of those realized in taxable years of a Fund beginning on or before December 22, 2010, to expire unutilized), thereby reducing a Fund’s ability to offset capital gains with those losses. An increase in the amount of taxable gains distributed to a Fund’s shareholders could result from an ownership change. The Funds undertake no obligation to avoid or prevent an ownership change, which can occur in the normal course of shareholder purchases and redemptions or as a result of engaging in a tax-free reorganization with another fund. Moreover, because of circumstances beyond a Fund’s control, there can be no assurance that a Fund will not experience, or has not already experienced, an ownership change. Additionally, if a Fund engages in a tax-free reorganization with another fund, the effect of these and other rules not discussed herein may be to disallow or postpone the use by a Fund of its capital loss carryovers (including any current year losses and built-in losses when realized) to offset its own gains or those of the other fund, or vice versa, thereby reducing the tax benefits Fund shareholders would otherwise have enjoyed from use of such capital loss carryovers.

Deferral of Late Year Losses. A Fund may elect to treat part or all of any “qualified late year loss” as if it had been incurred in the succeeding taxable year in determining the Fund’s taxable income, net capital gain, net short-term capital gain, and earnings and profits. The effect of this election is to treat any such “qualified late year loss” as if it had been incurred in the succeeding taxable year in characterizing Fund distributions for any calendar year (see, “Taxation of Fund Distributions - Distributions of capital gains” below). A “qualified late year loss” includes:

(i)	any net capital loss, attributable to the portion of the taxable year after October 31, or if there is no net capital loss, any net long-term capital loss or any net short-term capital loss attributable to the portion of the taxable year after that date (“post-October losses”), and

(ii)	the sum of (a) specified losses incurred after October 31 of the current taxable year over specified gains incurred after October 31 of such taxable year, and (b) other ordinary losses incurred after December 31 of the current taxable year over other ordinary gains incurred after December 31 of the such taxable year.

The terms “specified losses” and “specified gains” mean ordinary losses and gains from the sale, exchange, or other disposition of property (including the termination of a position with respect to such property), foreign currency losses and gains, and losses and gains resulting from holding stock in a passive foreign investment company (“PFIC”) for which a mark-to-market election is in effect. The terms “ordinary losses” and “ordinary gains” mean other ordinary losses and gains that are not described in the preceding sentence.

Undistributed Capital Gains. A Fund may retain or distribute to shareholders its net capital gain for each taxable year. The Funds currently intend to distribute net capital gains. If a Fund elects to retain its net capital gain, the Fund will be taxed thereon (except to the extent of any available capital loss carryovers) at the highest corporate tax rate. If a Fund elects to retain its net capital gain, it is expected that the Fund also will elect to have shareholders treated as if each received a distribution of its pro rata share of such gain, with the result that each shareholder will be required to report its pro rata share of such gain on its tax return as long-term capital gain, will receive a refundable tax credit for its pro rata share of tax paid by the Fund on the gain, and will increase the tax basis for its shares by an amount equal to the deemed distribution less the tax credit.

Federal Excise Tax. To avoid a 4% non-deductible excise tax, a Fund must distribute by December 31 of each year an amount equal to at least: (1) 98% of its ordinary income (taking into account certain deferrals and elections) for the calendar year, (2) 98.2% of capital gain net income (that is, the excess of the gains from sales or exchanges of capital assets over the losses from such sales or exchanges, adjusted for certain ordinary losses) for the one-year period ended on October 31 of such calendar year, and (3) any prior year undistributed ordinary income and capital gain net income. A Fund may elect to defer to the following year any net ordinary loss incurred for the portion of the calendar year which is after the beginning of the Fund’s taxable year. Also, a Fund will defer any “specified gain” or “specified loss” which would be properly taken into account for the portion of the calendar year after October 31. Any net ordinary loss, specified gain, or specified loss deferred shall be treated as arising on January 1 of the following calendar year. Generally, each Fund intends to make sufficient distributions prior to the end of each calendar year to avoid any material liability for federal income and excise tax, but can give no assurances that all or a portion of such liability will be avoided. In addition, under certain circumstances, temporary timing or permanent differences in the realization of income and expense for book and tax purposes can result in the Fund having to pay an excise tax.

Foreign Income Tax. Investment income received by a Fund from sources within foreign countries may be subject to foreign income tax withheld at the source and the amount of tax withheld generally will be treated as an expense of the Fund. The United States has entered into tax treaties with many foreign countries which entitle a Fund to a reduced rate of, or exemption from, tax on such income.

It is impossible to determine the effective rate of foreign tax in advance since the amount of a Fund’s assets to be invested in various countries is not known. Under certain circumstances (described below), a Fund may elect to pass-through foreign tax credits to shareholders, although it reserves the right not to do so.

TAXATION OF FUND DISTRIBUTIONS. Each Fund anticipates distributing substantially all of its investment company taxable income and net capital gain for each taxable year. Distributions by a Fund will be treated in the manner described below regardless of whether such distributions are paid in cash or reinvested in additional shares of the Fund (or of another fund). The Funds will send you information annually as to the federal income tax consequences of distributions made (or deemed made) during the year.

Distributions of Net Investment Income. Each Fund receives ordinary income generally in the form of dividends and/or interest on its investments. The Fund may also recognize ordinary income from other sources, including, but not limited to, certain gains on foreign currency-related transactions. This income, less expenses incurred in the operation of a Fund, constitutes a Fund’s net investment income from which dividends may be paid to you. If you are a taxable investor, distributions of net investment income generally are taxable as ordinary income to the extent of the Fund’s earnings and profits. In the case of a Fund whose strategy includes investing in stocks of corporations, a portion of the income dividends paid to you may be qualified dividends eligible to be taxed at reduced rates. See the discussion below under the headings, “Qualified Dividend Income for Individuals” and “Dividends-Received Deduction for Corporations”.

Distributions of Capital Gains. Each Fund may derive capital gain and loss in connection with sales or other dispositions of its portfolio securities. Distributions derived from the excess of net short-term capital gain over net long-term capital loss will be taxable to you as ordinary income. Distributions paid from the excess of net long-term capital gain over net short-term capital loss will be taxable to you as long-term capital gain, regardless of how long you have held your shares in a Fund. Any net short-term or long-term capital gain realized by a Fund (net of any capital loss carryovers) generally will be distributed once each year and may be distributed more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on the Fund.

Returns of Capital. Distributions by a Fund that are not paid from earnings and profits will be treated as a return of capital to the extent of (and in reduction of) the shareholder’s tax basis in his shares; any excess will be treated as gain from the sale of his shares.

Thus, the portion of a distribution that constitutes a return of capital will decrease the shareholder’s tax basis in his Fund shares (but not below zero), and will result in an increase in the amount of gain (or decrease in the amount of loss) that will be recognized by the shareholder for tax purposes on the later sale of such Fund shares. Return of capital distributions can occur for a number of reasons including, among others, a Fund over-estimates the income to be received from certain investments such as those classified as partnerships or equity REITs (see, “Tax Treatment of Portfolio Securities —Investments in U.S. REITs” below).

Qualified Dividend Income for Individuals. Ordinary income dividends reported by the Fund to shareholders as derived from qualified dividend income will be taxed in the hands of individuals and other noncorporate shareholders at the rates applicable to long-term capital gain. “Qualified dividend income” means dividends paid to a Fund (a) by domestic corporations, (b) by foreign corporations that are either (i) incorporated in a possession of the United States, or (ii) are eligible for benefits under certain income tax treaties with the United States that include an exchange of information program, or (c) with respect to stock of a foreign corporation that is readily tradable on an established securities market in the United States. Both a Fund and the investor must meet certain holding period requirements to qualify Fund dividends for this treatment. Specifically, a Fund must hold the stock for at least 61 days during the 121-day period beginning 60 days before the stock becomes ex-dividend. Similarly, investors must hold their Fund shares for at least 61 days during the 121-day period beginning 60 days before a Fund distribution goes ex-dividend. Income derived from investments in derivatives, fixed-income securities, U.S. REITs, PFICs, and income received “in lieu of” dividends in a securities lending transaction generally is not eligible for treatment as qualified dividend income. If the qualifying dividend income received by a Fund is equal to or greater than 95% of the Fund’s gross income (exclusive of net capital gain) in any taxable year, all of the ordinary income dividends paid by the Fund will be qualifying dividend income.

Dividends-Received Deduction for Corporations. For corporate shareholders, a portion of the dividends paid by a Fund may qualify for the 70% corporate dividends-received deduction. The portion of dividends paid by a Fund that so qualifies will be reported by the Fund to shareholders each year and cannot exceed the gross amount of dividends received by the Fund from domestic (U.S.) corporations. The availability of the dividends-received deduction is subject to certain holding period and debt financing restrictions that apply to both a Fund and the investor. Specifically, the amount that a Fund may report as eligible for the dividends-received deduction will be reduced or eliminated if the shares on which the dividends earned by the Fund were debt-financed or held by the Fund for less than a minimum period of time, generally 46 days during a 91-day period beginning 45 days before the stock becomes ex-dividend. Similarly, if your Fund shares are debt-financed or held by you for less than a 46-day period then the dividends-received deduction for Fund dividends on your shares may also be reduced or eliminated. Even if reported as dividends eligible for the dividends-received deduction, all dividends (including any deducted portion) must be included in your alternative minimum taxable income calculation. Income derived by a Fund from investments in derivatives, fixed-income and foreign securities generally is not eligible for this treatment.

Impact of Realized but Undistributed Income and Gains, and Net Unrealized Appreciation of Portfolio Securities. At the time of your purchase of shares, a Fund’s net asset value may reflect undistributed income, undistributed capital gains, or net unrealized appreciation of portfolio securities held by the Fund. A subsequent distribution to you of such amounts, although constituting a return of your investment, would be taxable, and would be taxed as ordinary income (some portion of which may be taxed as qualified dividend income), capital gains, or some combination of both, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. A Fund may be able to reduce the amount of such distributions from capital gains by utilizing its capital loss carryovers, if any.

Pass-Through of Foreign Tax Credits. If more than 50% of a Fund’s total assets at the end of a fiscal year is invested in foreign securities, the Fund may elect to pass through to you your pro rata share of foreign taxes paid by the Fund. If this election is made, the Fund may report more taxable income to you than it actually distributes. You will then be entitled either to deduct your share of these taxes in computing your taxable income, or to claim a foreign tax credit for these taxes against your U.S. federal income tax (subject to limitations for certain shareholders). A Fund will provide you with the information necessary to claim this deduction or credit on your personal income tax return if it makes this election. No deduction for foreign tax may be claimed by a noncorporate shareholder who does not itemize deductions or who is subject to the alternative minimum tax. Shareholders may be unable to claim a credit for the full amount of their proportionate shares of the foreign income tax paid by a Fund due to certain limitations that may apply. The Fund reserves the right not to pass through to its shareholders the amount of foreign income taxes paid by the Fund. Additionally, any foreign tax withheld on payments made “in lieu of” dividends or interest will not qualify for the pass-through of foreign tax credits to shareholders.

U.S. Government Securities. Income earned on certain U.S. government obligations is exempt from state and local personal income taxes if earned directly by you. States also grant tax-free status to dividends paid to you from interest earned on direct obligations of the U.S. government, subject in some states to minimum investment or reporting requirements that must be met by a Fund. Income on investments by a Fund in certain other obligations, such as repurchase agreements collateralized by U.S. government obligations, commercial paper and federal agency-backed obligations (e.g., Ginnie Mae or Fannie Mae securities), generally does not qualify for tax-free treatment. The rules on exclusion of this income are different for corporations.

Dividends Declared in December and Paid in January. Ordinarily, shareholders are required to take distributions by the Fund into account in the year in which the distributions are made. However, dividends declared in October, November or December of any year and payable to shareholders of record on a specified date in such a month will be deemed to have been received by the shareholders (and made by the Fund) on December 31 of such calendar year if such dividends are actually paid in January of the following year. Shareholders will be advised annually as to the U.S. federal income tax consequences of distributions made (or deemed made) during the year in accordance with the guidance that has been provided by the IRS.

Medicare Tax. A 3.8% Medicare tax is imposed on net investment income earned by certain individuals, estates and trusts. “Net investment income”, for these purposes, means investment income, including ordinary dividends and capital gain distributions received from a Fund and net gains from redemptions or other taxable dispositions of Fund shares, reduced by the deductions properly allocable to such income. In the case of an individual, the tax will be imposed on the lesser of (1) the shareholder’s net investment income or (2) the amount by which the shareholder’s modified adjusted gross income exceeds $250,000 (if the shareholder is married and filing jointly or a surviving spouse), $125,000 (if the shareholder is married and filing separately) or $200,000 (in any other case). This Medicare tax, if applicable, is reported by you on, and paid with, your federal income tax return.

SALES, EXCHANGES, AND REDEMPTIONS. Sales, exchanges and redemptions (including redemptions in-kind) of Fund shares are taxable transactions for federal and state income tax purposes. If you redeem your Fund shares, the IRS requires you to report any gain or loss on your redemption. If you held your shares as a capital asset, the gain or loss that you realize will be a capital gain or loss and will be long-term or short-term, generally depending on how long you have held your shares. Any redemption fees you incur on shares redeemed will decrease the amount of any capital gain (or increase any capital loss) you realize on the sale. Capital losses in any year are deductible only to the extent of capital gains plus, in the case of a noncorporate taxpayer, $3,000 of ordinary income.

Tax Basis Information. The Funds are required to report to you and the IRS annually on Form 1099-B the cost basis of shares where the cost basis of the shares is known by the Funds (referred to as “covered shares”). However, cost basis reporting is not required for certain shareholders, including shareholders investing in a Fund through a tax-advantaged retirement account, such as a 401(k) plan or an individual retirement account, or shareholders investing in a money market fund that maintains a stable net asset value. When required to report cost basis, the Funds will calculate it using the Funds’ default method of average cost, unless you instruct a Fund in writing to use a different calculation method. In general, average cost is the total cost basis of all your shares in an account divided by the total number of shares in the account. To determine whether short-term or long-term capital gains taxes apply, the IRS presumes you redeem your oldest shares first.

The IRS permits the use of several methods to determine the cost basis of mutual fund shares. The method used will determine which specific shares are deemed to be sold when there are multiple purchases on different dates at differing share prices, and the entire position is not sold at one time. The Funds do not recommend any particular method of determining cost basis, and the use of other methods may result in more favorable tax consequences for some shareholders. It is important that you consult with your tax advisor to determine which method is best for you and then notify a Fund in writing if you intend to utilize a method other than average cost for covered shares.

In addition to the Funds’ default method of average cost, other cost basis methods offered by the Trust, which you may elect to apply to covered shares, include:

●	Single Account Average Cost (SAAC) — the total cost basis of both covered shares and “noncovered shares” (as defined below) in an account are averaged to determine the basis of shares. By electing the single account average cost method, your noncovered shares will be redesignated as covered shares. This election is only available for current shareholders of the Funds.

●	First-In First-Out (FIFO) — depletes shares in the order of the acquisition date; the oldest shares are redeemed first.

●	Last-In First-Out (LIFO) — depletes shares in the order of the acquisition date; the newest shares are redeemed first.

●	High Cost (HIFO) — depletes shares in the order of highest cost per share; the most expensive shares are redeemed first.

●	Low Cost (LOFO) — depletes shares in the order of lowest cost per share; the least expensive shares are redeemed first.

●	Loss/Gain Utilization (LGUT) — depletes shares with losses prior to shares with gains and short-term shares prior to long-term shares.

●	Specific Lot Identification — depletes shares according to the lots chosen by the shareholder. If insufficient shares are identified at the time of disposition, then a secondary default method of first-in first-out will be applied.

You may elect any of the available methods detailed above for your covered shares. If you do not notify a Fund in writing of your elected cost basis method upon the initial purchase into your account, the default method of average cost will be applied to your covered shares. The cost basis for covered shares will be calculated separately from any shares for which cost basis information is not known by the Fund (“noncovered shares”) you may own, unless you elect single account average cost. You may change from average cost to another cost basis method for covered shares at any time by notifying a Fund in writing, but only for shares acquired after the date of the change (the change is prospective). The basis of the shares that were averaged before the change will remain averaged after the date of the change.

With the exception of the specific lot identification method, the Trust first depletes noncovered shares in first in, first out order before applying your elected method to your remaining covered shares. If you want to deplete your shares in a different order then you must elect specific lot identification and choose the lots you wish to deplete first.

A Fund will compute and report the cost basis of your Fund shares sold or exchanged by taking into account all of the applicable adjustments to cost basis and holding periods as required by the Code and Treasury regulations for purposes of reporting these amounts to you and the IRS. However a Fund is not required to, and in many cases a Fund does not possess the information to, take all possible basis, holding period or other adjustments into account in reporting cost basis information to you. Therefore shareholders should carefully review the cost basis information provided by a Fund and make any additional basis, holding period or other adjustments that are required by the Code and Treasury regulations when reporting these amounts on their federal income tax returns. Shareholders remain solely responsible for complying with all federal income tax laws when filing their federal income tax returns.

If you hold your Fund shares through a broker (or other nominee), please contact that broker (nominee) with respect to reporting of cost basis and available elections for your account.

Wash Sales. All or a portion of any loss that you realize on a redemption of your Fund shares will be disallowed to the extent that you buy other shares in the Fund (through reinvestment of dividends or otherwise) within 30 days before or after your share redemption. Any loss disallowed under these rules will be added to your tax basis in the new shares.

Redemptions at a Loss Within Six Months of Purchase. Any loss incurred on a redemption or exchange of shares held for six months or less will be treated as long-term capital loss to the extent of any long-term capital gain distributed to you by the Fund on those shares.

Reportable Transactions. Under Treasury regulations, if a shareholder recognizes a loss with respect to a Fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder (or certain greater amounts over a combination of years), the shareholder must file with the IRS a disclosure statement on Form 8886. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

TAX TREATMENT OF PORTFOLIO SECURITIES. Set forth below is a general description of the tax treatment of certain types of securities, investment techniques and transactions that may apply to a Fund and, in turn, affect the amount, character and timing of dividends and distributions payable by the Fund to its shareholders. This section should be read in conjunction with the discussion above under “Description of Securities and Investment Practices” for a detailed description of the various types of securities and investment techniques that apply to a Fund.

In General. In general, gain or loss recognized by a Fund on the sale or other disposition of portfolio investments will be a capital gain or loss. Such capital gain and loss may be long-term or short-term depending, in general, upon the length of time a particular investment position is maintained and, in some cases, upon the nature of the transaction. Property held for more than one year generally will be eligible for long-term capital gain or loss treatment. The application of certain rules described below may serve to alter the manner in which the holding period for a security is determined or may otherwise affect the characterization as long-term or short-term, and also the timing of the realization and/or character, of certain gains or losses.

Certain Fixed-Income Investments. Gain recognized on the disposition of a debt obligation purchased by a Fund at a market discount (generally, at a price less than its principal amount) will be treated as ordinary income to the extent of the portion of the market discount which accrued during the period of time the Fund held the debt obligation unless the Fund made a current inclusion election to accrue market discount into income as it accrues. If a Fund purchases a debt obligation (such as a zero coupon security or pay-in-kind security) that was originally issued at a discount, the Fund generally is required to include in gross income each year the portion of the original issue discount which accrues during such year. Therefore, a Fund’s investment in such securities may cause the Fund to recognize income and make distributions to shareholders before it receives any cash payments on the securities. To generate cash to satisfy those distribution requirements, a Fund may have to sell portfolio securities that it otherwise might have continued to hold or to use cash flows from other sources such as the sale of Fund shares.

Investments in Debt Obligations that are at Risk of or in Default Present Tax Issues for a Fund. Tax rules are not entirely clear about issues such as whether and to what extent a Fund should recognize market discount on a debt obligation, when a Fund may cease to accrue interest, original issue discount or market discount, when and to what extent a Fund may take deductions for bad debts or worthless securities and how a fund should allocate payments received on obligations in default between principal and income. These and other related issues will be addressed by a Fund in order to ensure that it distributes sufficient income to preserve its status as a regulated investment company.

Options, Futures, Forward Contracts, Swap Agreements and Hedging Transactions. In general, option premiums received by a Fund are not immediately included in the income of the Fund. Instead, the premiums are recognized when the option contract expires, the option is exercised by the holder, or the Fund transfers or otherwise terminates the option (e.g., through a closing transaction). If an option written by a Fund is exercised and the Fund sells or delivers the underlying stock, the Fund generally will recognize capital gain or loss equal to (a) the sum of the strike price and the option premium received by the Fund minus (b) the Fund’s basis in the stock. Such gain or loss generally will be short-term or long-term depending upon the holding period of the underlying stock. If securities are purchased by a Fund pursuant to the exercise of a put option written by it, the Fund generally will subtract the premium received from its cost basis in the securities purchased. The gain or loss with respect to any termination of a Fund’s obligation under an option other than through the exercise of the option and related sale or delivery of the underlying stock generally will be short-term gain or loss depending on whether the premium income received by the Fund is greater or less than the amount paid by the Fund (if any) in terminating the transaction. Thus, for example, if an option written by a Fund expires unexercised, the Fund generally will recognize short-term gain equal to the premium received.

The tax treatment of certain futures contracts entered into by a Fund as well as listed non-equity options written or purchased by the Fund on U.S. exchanges (including options on futures contracts, broad-based equity indices and debt securities) may be governed by section 1256 of the Code (“section 1256 contracts”). Gains or losses on section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses (“60/40”), although certain foreign currency gains and losses from such contracts may be treated as ordinary in character. Also, any section 1256 contracts held by a Fund at the end of each taxable year (and, for purposes of the 4% excise tax, on certain other dates as prescribed under the Code) are “marked to market” with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss is treated as ordinary or 60/40 gain or loss, as applicable. Section 1256 contracts do not include any interest rate swap, currency swap, basis swap, interest rate cap, interest rate floor, commodity swap, equity swap, equity index swap, credit default swap, or similar agreement.

In addition to the special rules described above in respect of options and futures transactions, a fund’s transactions in other derivative instruments (including options, forward contracts and swap agreements) as well as its other hedging, short sale, or similar transactions, may be subject to one or more special tax rules (including the constructive sale, notional principal contract, straddle, wash sale and short sale rules). These rules may affect whether gains and losses recognized by a Fund are treated as ordinary or capital or as short-term or long-term, accelerate the recognition of income or gains to the Fund, defer losses to the Fund, and cause adjustments in the holding periods of the Fund’s securities. These rules, therefore, could affect the amount, timing and/or character of distributions to shareholders. Moreover, because the tax rules applicable to derivative financial instruments are in some cases uncertain under current law, an adverse determination or future guidance by the IRS with respect to these rules (which determination or guidance could be retroactive) may affect whether a Fund has made sufficient distributions, and otherwise satisfied the relevant requirements, to maintain its qualification as a regulated investment company and avoid a fund-level tax.

Certain of a Fund’s investments in derivatives and foreign currency-denominated instruments, and the Fund’s transactions in foreign currencies and hedging activities, may produce a difference between its book income and its taxable income. If a Fund’s book income is less than the sum of its taxable income and net tax-exempt income (if any), the Fund could be required to make distributions exceeding book income to qualify as a regulated investment company. If a Fund’s book income exceeds the sum of its taxable income and net tax-exempt income (if any), the distribution of any such excess will be treated as (i) a dividend to the extent of the Fund’s remaining earnings and profits (including current earnings and profits arising from tax-exempt income, reduced by related deductions), (ii) thereafter, as a return of capital to the extent of the recipient’s basis in the shares, and (iii) thereafter, as gain from the sale or exchange of a capital asset.

Foreign Currency Transactions. A Fund’s transactions in foreign currencies, foreign currency-denominated debt obligations and certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned. This treatment could increase or decrease a Fund’s ordinary income distributions to you, and may cause some or all of the Fund’s previously distributed income to be classified as a return of capital. In certain cases, a Fund may make an election to treat such gain or loss as capital.

PFIC Investments. A Fund may invest in securities of foreign companies that may be classified under the Code as PFICs. In general, a foreign company is classified as a PFIC if at least one-half of its assets constitute investment-type assets or 75% or more of its gross income is investment-type income. When investing in PFIC securities, a Fund intends to mark-to-market these securities under certain provisions of the Code and recognize any unrealized gains as ordinary income at the end of the Fund’s fiscal and excise tax years. Deductions for losses are allowable only to the extent of any current or previously recognized gains. These gains (reduced by allowable losses) are treated as ordinary income that a Fund is required to distribute, even though it has not sold or received dividends from these securities. You should also be aware that the designation of a foreign security as a PFIC security will cause its income dividends to fall outside of the definition of qualified foreign corporation dividends. These dividends generally will not qualify for the reduced rate of taxation on qualified dividends when distributed to you by a fund. Foreign companies are not required to identify themselves as PFICs. Due to various complexities in identifying PFICs, a Fund can give no assurances that it will be able to identify portfolio securities in foreign corporations that are PFICs in time for the Fund to make a mark-to-market election. If a Fund is unable to identify an investment as a PFIC and thus does not make a mark-to-market election, the Fund may be subject to U.S. federal income tax on a portion of any “excess distribution” or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the Fund to its shareholders. Additional charges in the nature of interest may be imposed on a Fund in respect of deferred taxes arising from such distributions or gains.

Investments in U.S. REITs. A U.S. REIT is not subject to federal income tax on the income and gains it distributes to shareholders. Dividends paid by a U.S. REIT, other than capital gain distributions, will be taxable as ordinary income up to the amount of the U.S. REIT’s current and accumulated earnings and profits. Capital gain dividends paid by a U.S. REIT to a Fund will be treated as long term capital gains by the Fund and, in turn, may be distributed by the Fund to its shareholders as a capital gain distribution. Because of certain noncash expenses, such as property depreciation, an equity U.S. REIT’s cash flow may exceed its taxable income. The equity U.S. REIT, and in turn a Fund, may distribute this excess cash to shareholders in the form of a return of capital distribution. However, if a U.S. REIT is operated in a manner that fails to qualify as a REIT, an investment in the U.S. REIT would become subject to double taxation, meaning the taxable income of the U.S. REIT would be subject to federal income tax at regular corporate rates without any deduction for dividends paid to shareholders and the dividends would be taxable to shareholders as ordinary income (or possibly as qualified dividend income) to the extent of the U.S. REIT’s current and accumulated earnings and profits. Also, see, “Tax Treatment of Portfolio Securities—Investment in Taxable Mortgage Pools (Excess Inclusion Income)” below with respect to certain other tax aspects of investing in U.S. REITs.

Investment in Non-U.S. REITs. While non-U.S. REITs often use complex acquisition structures that seek to minimize taxation in the source country, an investment by a Fund in a non-U.S. REIT may subject the Fund, directly or indirectly, to corporate taxes, withholding taxes, transfer taxes and other indirect taxes in the country in which the real estate acquired by the non-U.S. REIT is located. A Fund’s pro rata share of any such taxes will reduce the Fund’s return on its investment. A Fund’s investment in a non-U.S. REIT may be considered an investment in a PFIC, as discussed above in “PFIC Investments.” Additionally, foreign withholding taxes on distributions from the non-U.S. REIT may be reduced or eliminated under certain tax treaties, as discussed above in “Taxation of the Fund – Foreign Income Tax.” Also, a Fund in certain limited circumstances may be required to file an income tax return in the source country and pay tax on any gain realized from its investment in the non-U.S. REIT under rules similar to those in the United States which tax foreign persons on gain realized from dispositions of interests in U.S. real estate.

Investment in Taxable Mortgage Pools (Excess Inclusion Income). Under a Notice issued by the IRS, the Code and Treasury regulations to be issued, a portion of a Fund’s income from a U.S. REIT that is attributable to the REIT’s residual interest in a real estate mortgage investment conduit (“REMIC”) or equity interests in a “taxable mortgage pool” (referred to in the Code as an excess inclusion) will be subject to federal income tax in all events. The excess inclusion income of a regulated investment company, such as a Fund, will be allocated to shareholders of the regulated investment company in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related REMIC residual interest or, if applicable, taxable mortgage pool directly. In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income (“UBTI”) to entities (including qualified pension plans, individual retirement accounts, 401(k) plans, Keogh plans or other tax-exempt entities) subject to tax on UBTI, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a foreign stockholder, will not qualify for any reduction in U.S. federal withholding tax. In addition, if at any time during any taxable year a “disqualified organization” (which generally includes certain cooperatives, governmental entities, and tax-exempt organizations not subject to UBTI) is a record holder of a share in a regulated investment company, then the regulated investment company will be subject to a tax equal to that portion of its excess inclusion income for the taxable year that is allocable to the disqualified organization, multiplied by the highest federal income tax rate imposed on corporations. The Notice imposes certain reporting requirements upon regulated investment companies that have excess inclusion income. There can be no assurance that a Fund will not allocate to shareholders excess inclusion income.

These rules are potentially applicable to a Fund with respect to any income it receives from the equity interests of certain mortgage pooling vehicles, either directly or, as is more likely, through an investment in a U.S. REIT. It is unlikely that these rules will apply to a Fund that has a non-REIT strategy.

Investments in Partnerships and QPTPs. For purposes of the Income Requirement, income derived by a Fund from a partnership that is not a QPTP will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership that would be qualifying income if realized directly by the Fund. While the rules are not entirely clear with respect to a Fund investing in a partnership outside a master-feeder structure, for purposes of testing whether a Fund satisfies the Asset Diversification Test, the fund generally is treated as owning a pro rata share of the underlying assets of a partnership. See, “Taxation of the Fund.” In contrast, different rules apply to a partnership that is a QPTP. A QPTP is a partnership (a) the interests in which are traded on an established securities market, (b) that is treated as a partnership for federal income tax purposes, and (c) that derives less than 90% of its income from sources that satisfy the Income Requirement (e.g., because it invests in commodities). All of the net income derived by a fund from an interest in a QPTP will be treated as qualifying income but the Fund may not invest more than 25% of its total assets in one or more QPTPs. However, there can be no assurance that a partnership classified as a QPTP in one year will qualify as a QPTP in the next year. Any such failure to annually qualify as a QPTP might, in turn, cause a Fund to fail to qualify as a regulated investment company. Although, in general, the passive loss rules of the Code do not apply to RICs, such rules do apply to a

Fund with respect to items attributable to an interest in a QPTP. Fund investments in partnerships, including in QPTPs, may result in a Fund’s being subject to state, local or foreign income, franchise or withholding tax liabilities.

Investments in Convertible Securities. Convertible debt is ordinarily treated as a “single property” consisting of a pure debt interest until conversion, after which the investment becomes an equity interest. If the security is issued at a premium (i.e., for cash in excess of the face amount payable on retirement), the creditor-holder may amortize the premium over the life of the bond. If the security is issued for cash at a price below its face amount, the creditor-holder must accrue original issue discount in income over the life of the debt. The creditor-holder’s exercise of the conversion privilege is treated as a nontaxable event. Mandatorily convertible debt (e.g., an exchange-traded note or ETN issued in the form of an unsecured obligation that pays a return based on the performance of a specified market index, exchange currency, or commodity) is often, but not always, treated as a contract to buy or sell the reference property rather than debt. Similarly, convertible preferred stock with a mandatory conversion feature is ordinarily, but not always, treated as equity rather than debt. Dividends received generally are qualified dividend income and eligible for the corporate dividends received deduction. In general, conversion of preferred stock for common stock of the same corporation is tax-free. Conversion of preferred stock for cash is a taxable redemption. Any redemption premium for preferred stock that is redeemable by the issuing company might be required to be amortized under original issue discount principles.

Investments in Securities of Uncertain Tax Character. A Fund may invest in securities the U.S. federal income tax treatment of which may not be clear or may be subject to recharacterization by the IRS. To the extent the tax treatment of such securities or the income from such securities differs from the tax treatment expected by a Fund, it could affect the timing or character of income recognized by the Fund, requiring the Fund to purchase or sell securities, or otherwise change its portfolio, in order to comply with the tax rules applicable to regulated investment companies under the Code.

BACKUP WITHHOLDING. By law, a Fund may be required to withhold a portion of your taxable dividends and sales proceeds unless you:

●	provide your correct social security or taxpayer identification number,

●	certify that this number is correct,

●	certify that you are not subject to backup withholding, and

●	certify that you are a U.S. person (including a U.S. resident alien).

A Fund also must withhold if the IRS instructs it to do so. When withholding is required, the amount will be 28% of any distributions or proceeds paid. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder’s U.S. federal income tax liability, provided the appropriate information is furnished to the IRS. Certain payees and payments are exempt from backup withholding and information reporting.

EFFECT OF FUTURE TAX LEGISLATION; LOCAL TAX CONSIDERATIONS. The foregoing general discussion of U.S. federal income tax consequences is based on the Code and the regulations issued thereunder as in effect on the date of this SAI. Future legislative or administrative changes, including provisions of current law that sunset and thereafter no longer apply, or court decisions may significantly change the conclusions expressed herein, and any such changes or decisions may have a retroactive effect with respect to the transactions contemplated herein. Rules of state and local taxation of ordinary income, qualified dividend income and capital gain dividends may differ from the rules for U.S. federal income taxation described above. Distributions may also be subject to additional state, local and foreign taxes depending on each shareholder’s particular situation.

NON-U.S. SHAREHOLDERS. The foregoing discussion relates only to Federal income tax law as applicable to U.S. persons (i.e., U.S. citizens and residents and U.S. corporations, partnerships, trusts and estates).

Taxation of a shareholder who, as to the United States, is a nonresident alien individual, foreign trust or estate, or foreign corporation (“foreign shareholder”) depends on whether the income from the Fund is “effectively connected” with a U.S. trade or business carried on by such shareholder. If the income from the Fund is not effectively connected with a U.S. trade or business carried on by a foreign shareholder, ordinary income dividends (including distributions of any net short-term capital gains) will generally be subject to U.S. withholding tax at the rate of 30% (or lower treaty rate) upon the gross amount of the dividend. Such a foreign shareholder would generally be exempt from U.S. federal income tax on gains realized on the sale of shares of the Fund, and distributions of net long-term capital gains that are designated as capital gain dividends. If the income from the Fund is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then ordinary income dividends, capital gain dividends and any gains realized upon the sale of shares of the Fund will be subject to U.S. federal income tax at the rates applicable to U.S. citizens or domestic corporations.

Under an exemption recently made permanent by Congress, properly designated dividends received by a nonresident alien or foreign entity are generally exempt from U.S. federal withholding tax when they (a) are paid in respect of a Fund’s “qualified net interest income” (generally, the Fund’s U.S. source interest income, reduced by expenses that are allocable to such income), or (b) are paid in connection with a Fund’s “qualified short-term capital gains” (generally, the excess of the Fund’s net short-term capital gain over the Fund’s long-term capital loss for such taxable year). However, depending on the circumstances, a Fund may designate all, some or none of the Fund’s potentially eligible dividends as such qualified net interest income or as qualified short-term capital gains, and a portion of the Fund’s distributions (e.g. interest from non-U.S. sources or any foreign currency gains) would be ineligible for this potential exemption from withholding.

Payments to a shareholder that is either a foreign financial institution (“FFI”) or a non-financial foreign entity (“NFFE”) within the meaning of the Foreign Account Tax Compliance Act (“FATCA”) may be subject to a 30% withholding tax on: (a) income dividends, and (b) certain capital gain distributions and the proceeds arising from the sale of Fund shares paid by the Fund after December 31, 2018. FATCA withholding tax generally can be avoided: (a) by an FFI, subject to any applicable intergovernmental agreement or other exemption, if it enters into a valid agreement with the IRS to, among other requirements, report required information about certain direct and indirect ownership of foreign financial accounts held by U.S. persons with the FFI and (b) by an NFFE, if it: (i) certifies that it has no substantial U.S. persons as owners or (ii) if it does have such owners, reports information relating to them. A Fund may disclose the information that it receives from its shareholders to the IRS, non-U.S. taxing authorities or other parties as necessary to comply with FATCA. Withholding also may be required if a foreign entity that is a shareholder of a Fund fails to provide the Fund with appropriate certifications or other documentation concerning its status under FATCA.

Shareholders who are not U.S. persons should consult their tax advisors regarding U.S. and foreign tax consequences of ownership of shares of the Funds including the application of U.S. estate tax.

OTHER INFORMATION

CAPITALIZATION

The Trust is a Delaware statutory trust established under a Certificate of Trust dated December 16, 2003 and currently consists of 21 separately managed portfolios, each of which offers one or more classes of shares. The capitalization of the Trust consists solely of an unlimited number of shares of beneficial interest with no par value per share. The Board of Trustees may establish additional portfolios (with different investment objectives and fundamental policies), or additional classes of shares, at any time in the future. Establishment and offering of additional portfolios or classes will not alter the rights of the Trust’s shareholders. When issued, shares are fully paid, non-assessable, redeemable and freely transferable. Shares do not have preemptive rights or subscription rights. In any liquidation of a Fund or class, each shareholder is entitled to receive his pro rata share of the net assets of that Fund or class.

VOTING RIGHTS

The Trust is an open-end investment management company and under its Agreement and Declaration of Trust, it is not required to hold annual meetings of each Fund’s shareholders to elect Trustees or for other purposes. It is not anticipated that the Trust will hold shareholders’ meetings unless required by law or the Agreement and Declaration of Trust. In this regard, the Trust will be required to hold a meeting to elect Trustees to fill any existing vacancies on the Board if, at any time, fewer than a majority of the Trustees have been elected by the shareholders of the Trust. In addition, under applicable law, the Trustees are required to call a meeting for the purpose of considering the removal of a person serving as Trustee if requested in writing to do so by the holders of not less than 10% of the outstanding shares of the Trust.

Each Fund may vote separately on matters affecting only that Fund, and each class of shares of each Fund may vote separately on matters affecting only that class or affecting that class differently from other classes.

The Trust’s shares do not have cumulative voting rights, so that the holders of more than 50% of the outstanding shares may elect the entire Board of Trustees, in which case the holders of the remaining shares would not be able to elect any Trustees.

OTHER SERVICE PROVIDERS

The Bank of New York Mellon, 225 Liberty Street, New York, New York, 10286 acts as custodian of the Funds’ assets. The Bank of New York Mellon is responsible for the safekeeping of the Funds’ assets and for providing related services.

U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, 3rd Floor, Milwaukee, Wisconsin 53202, serves as the transfer agent for the Trust.

BNY Mellon Investment Servicing (US) Inc., 760 Moore Road, King of Prussia, Pennsylvania 19406, provides certain administrative and fund accounting services to the Funds pursuant to an Administration and Fund Accounting Services Agreement.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees has appointed Pricewaterhouse Coopers LLP (“PwC”) as the independent registered public accounting firm of the Trust for the fiscal year ending March 31, 2017. PwC will audit the Trust’s annual financial statements and provide services related to tax compliance and SEC filings. PwC’s address is 225 South Sixth Street, Suite 1400, Minneapolis, MN 55402.

On June 28, 2016, the Board of Trustees of the Trust, upon the recommendation of the Audit Committee of the Board of Trustees, determined not to retain Deloitte & Touche LLP (“Deloitte”) and approved a change of the Funds’ independent registered public accounting firm to PwC for the fiscal year ending March 31, 2017. For the fiscal period ended March 31, 2014 and fiscal years ended March 31, 2015 and March 31, 2016, Deloitte’s audit reports concerning the Funds contained no adverse opinion or disclaimer of opinion; nor were its reports qualified or modified as to uncertainty, audit scope, or accounting principles. Further, in connection with its audits for the fiscal period ended March 31, 2014 and fiscal years ended March 31, 2015 and March 31, 2016, there were no disagreements between the Funds and Deloitte on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which, if not resolved to the satisfaction of Deloitte, would have caused it to make reference to the disagreements in its report on the financial statements for such periods. In addition, there were no reportable events of the kind described in Item 304(a) (1) (v) of Regulation S-K under the Securities Exchange Act of 1934, as amended. During the Funds’ fiscal period ended March 31, 2014 and fiscal years ended March 31, 2015 and March 31, 2016, neither the Registrant nor anyone on its behalf consulted Deloitte concerning (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Registrants financial statements or (ii) the subject of a disagreement (as defined in paragraph (a) (1) (iv) of Item 304 of Regulation S-K) or reportable events (as described in paragraph (a) (1) (v) of said Item 304).

CODE OF ETHICS

The Trust, the Advisor, the Sub-Advisor and the Distributor have each adopted a code of ethics, as required by applicable law, which is designed to prevent affiliated persons of the Trust, the Advisor, the Sub-Advisor and the Distributor from engaging in deceptive, manipulative, or fraudulent activities in connection with securities held or to be acquired by the Funds (which may also be held by persons subject to a code). There can be no assurance that the codes will be effective in preventing such activities.

PORTFOLIO HOLDINGS DISCLOSURE POLICIES AND PROCEDURES

It is the policy of the Trust to disclose nonpublic Fund portfolio holdings information only when there is a legitimate business purpose for doing so and the recipient is subject to a duty of confidentiality, including a duty not to trade on the nonpublic information. It is also the Trust’s policy that no compensation or other consideration may be received by the Trust, the Advisor, the Sub-Advisor or any other party in connection with such disclosures. The related procedures are reasonably designed to prevent the use of portfolio holdings information to trade against a Fund, or otherwise use the information in a way that would harm a Fund, and to prevent selected investors from having and using nonpublic information that will allow them to make advantageous decisions with respect to purchasing and selling Fund shares.

The Trust makes portfolio holdings information publicly available in three different ways. With respect to all Funds, complete portfolio holdings information as of the second and fourth fiscal quarter-ends is available in the Funds’ semi-annual and annual reports, which are sent to shareholders and are contained in the Funds’ Form N-CSR filings. The filings are available at www.sec.gov. All Funds also file Form N-Q which contains complete portfolio holdings as of the first and third fiscal quarter-ends and is similarly available on the SEC’s website. In addition, as further described below, all Funds make certain portfolio securities information available on their website which is accessed by using the Funds’ link at www.rbcgam.us. Within 15 days of month-end, each Fund’s top ten holdings are posted on the Funds’ website. Within 10 business days of fiscal quarter-end, each Fund’s complete portfolio holdings are posted on the Funds’ website.

Once portfolio holdings information has been made public, the Advisor and Sub-Advisor may provide portfolio holdings information to any third party as of the next business day, including actual and prospective individual and institutional shareholders, intermediaries, and affiliates of the Advisor.

The Trust also provides Fund portfolio holdings information outside of the public disclosure described above. Such information is provided only where there is a legitimate business purpose for doing so and the recipient has a duty of confidentiality, including the duty to not trade on such information. Such duty may be based on the recipient’s status (e.g., a fiduciary), or on an agreement between the Trust (or its authorized representative) and the recipient.

Nonpublic holdings information may not be provided without the approval of the Trust’s President or her designate (the Funds’ CFO or CCO). The President or her designate will approve such disclosure only after (1) concluding that disclosure is in the best interests of a Fund and its shareholders, including considering any conflicts of interest presented by such disclosure and (2) ensuring that the recipient has a duty by virtue of a confidentiality agreement, status, contract, or agreement to maintain the confidentiality of the information and not to trade on it.

The Trust has certain ongoing arrangements to provide nonpublic holdings information. No compensation or other consideration is received by the Trust, the Advisor or any other party in connection with such arrangements. The following list identifies the recipients of such information as of the date of this SAI. Unless otherwise stated, there may be no lag between the date of the information and the date on which the information is disclosed pursuant to these arrangements.

Advisor: Nonpublic holdings information and information derived therefrom is provided on a continuous basis to Advisor employees who have a need to know the information in connection with their job responsibilities, such as investment, compliance, and operations personnel. Such individuals are prohibited from trading on the basis of nonpublic holdings information and are subject to the reporting and monitoring obligations of the Advisor’s Code of Ethics and the Trust’s Code of Ethics.

Sub-Advisor: Advisor Affiliate RBC Global Asset Management (UK) Limited “RBC GAM UK”: Nonpublic holdings information is made available to certain employees of RBC GAM UK. Such individuals are prohibited from trading on the basis of nonpublic holdings information and are subject to reporting and monitoring obligations of the RBC GAM UK Personal Account Dealing Policy.

Trust Board of Trustees: Nonpublic holdings information and information derived therefrom may be provided on a quarterly or more frequent basis to the Board of Trustees, particularly in connection with quarterly Board meetings. Such individuals are prohibited from trading on the basis of Nonpublic Holdings Information and are subject to the reporting and monitoring obligations of the Trust’s Code of Ethics.

Trust Service Providers: The Bank of New York Mellon (the custodian), U.S. Bancorp Fund Services, LLC (the transfer agent), RBC Global Asset Management (U.S.) Inc. and BNY Mellon Investment Servicing (US) Inc. (the co-administrators), Quasar Distributors, LLC (the distributor), the Trust’s financial printer, website provider and the like may receive nonpublic holdings information on a continuous or other periodic basis, provided that such organization has a duty to maintain the information in confidence, and not to trade on the basis of such information. For example, the Trust’s website provider receives complete Fund holdings on a monthly basis with a four-day delay.

The Trust’s outside counsel, independent trustees’ counsel and independent registered public accounting firm may receive nonpublic holdings information in connection with their services to the Trust, particularly with respect to quarterly Board meetings and the annual fund audits. Each of these is subject to pre-existing fiduciary duties or duties of confidentiality arising from established rules of professional responsibility and ethical conduct.

Fund Ranking and Ratings Organizations: Nonpublic holdings information may be provided to organizations that provide mutual fund rankings, ratings and/or analysis.

When Required by Applicable Law: Nonpublic holdings information may be disclosed to any person as required by applicable laws, rules and regulations. For example, such information may be disclosed in response to regulatory requests for information or in response to legal process in litigation matters.

On an annual basis, the Trust’s Chief Compliance Officer will report to the Board of Trustees on the operation of these policies and procedures, including a list of all parties receiving material nonpublic portfolio holdings information. On a quarterly basis, the Trust’s Chief Compliance Officer will report to the Board of Trustees regarding all approvals for disclosure of material nonpublic information during the previous period.

REGISTRATION STATEMENT

This SAI and the Prospectus do not contain all the information included in the Trust’s Registration Statement filed with the SEC under the 1933 Act with respect to the securities offered hereby, certain portions of which have been omitted pursuant to the rules and regulations of the SEC. The Registration Statement, including the exhibits filed therewith, may be examined at the office of the SEC in Washington, D.C.

Statements contained herein and in the Prospectus as to the contents of any contract or other documents referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other documents filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference.

FINANCIAL STATEMENTS

The Reports of the Independent Registered Public Accounting Firm and financial statements and financial highlights of the Funds included in their most recent Annual Reports, are incorporated herein by reference to such Annual Reports. Copies of such Annual Reports for the Funds are available without charge upon request by writing to RBC Funds Trust, 50 South Sixth Street, Suite 2350, Minneapolis, Minnesota 55402, or telephoning (800) 422-2766 or on the Funds’ website at www.rbcgam.us.

The financial statements and financial highlights for the fiscal year ended March 31, 2016 incorporated in this Statement of Additional Information by reference from the Annual Reports for the Funds have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report, which are incorporated herein by reference. Such financial statements and financial highlights have been so incorporated in reliance upon the reports of said firm, which reports are given upon their authority as experts in auditing and accounting.

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THE PROSPECTUS OR THIS SAI OR INCORPORATED HEREIN BY REFERENCE, IN CONNECTION WITH THE OFFERING MADE BY THIS SAI OR THE PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUNDS. THIS SAI DOES NOT CONSTITUTE AN OFFERING BY THE FUNDS IN ANY JURISDICTION IN WHICH SUCH AN OFFERING MAY NOT LAWFULLY BE MADE.

APPENDIX A

RATINGS OF DEBT INSTRUMENTS

CORPORATE AND MUNICIPAL BOND RATINGS.

MOODY’S INVESTORS SERVICE, INC. (“MOODY’S”) GLOBAL LONG-TERM RATING SCALE:

Aaa –	Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.

Aa –	Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A –	Obligations rated A are judged to be upper-medium grade and are subject to low credit risk.

Baa –	Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

Ba –	Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.

B –	Obligations rated B are considered speculative and are subject to high credit risk.

Caa –	Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.

Ca –	Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C –	Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers 1, 2 and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category. Additionally, a ‘(hyb)’ indicator is appended to all ratings of hybrid securities issued by banks, insurers, finance companies, and securities firms.

STANDARD & POOR’S FINANCIAL SERVICES LLC (“S&P”) LONG-TERM ISSUE CREDIT RATINGS:

Issue credit ratings are based, in varying degrees, on S&P’s analysis of the following considerations:

- Likelihood of payment—capacity and willingness of the obligor to meet its financial commitment on a financial obligation in accordance with the terms of the obligation and the promise S&P imputes; and;

- Nature of and provisions of the financial obligation and the promise S&P imputes; and

- Protection afforded by, and relative position of, the financial obligation in the event of a bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

Issue ratings are an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

AAA – An obligation rated ‘AAA’ has the highest rating assigned by S&P. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA – An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A – An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB – An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, and C – Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB – An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B – An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC – An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC – An obligation rated ‘CC’ is currently highly vulnerable to nonpayment. The ‘CC’ rating is used when a default has not yet occurred, but S&P expects default to be a virtual certainty, regardless of the anticipated time to default.

C – An obligation rated ‘C’ is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared to obligations that are rated higher.

D – An obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless S&P believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to ‘D’ if it is subject to a distressed exchange offer.

NR – This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular obligation as a matter of policy.

The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

STATE, MUNICIPAL NOTES AND TAX-EXEMPT DEMAND NOTES

MOODY’S SHORT-TERM OBLIGATION RATINGS:

The Municipal Investment Grade (MIG) scale is used to rate US municipal bond anticipation notes of up to three years maturity. Municipal notes rated on the MIG scale may be secured by either pledged revenues or proceeds of a take-out financing received prior to note maturity. MIG ratings expire at the maturity of the obligation, and the issuer’s long-term rating is only one consideration in assigning the MIG rating. MIG ratings are divided into three levels—MIG 1 through MIG 3—while speculative grade short-term obligations are designated SG.

MIG 1 – This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2 – This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3 – This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG – This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

MOODY’S DEMAND OBLIGATION RATINGS:

In the case of variable rate demand obligations (VRDOs), a two-component rating is assigned: a long or short-term debt rating and a demand obligation rating. The first element represents Moody’s evaluation of risk associated with scheduled principal and interest payments. The second element represents Moody’s evaluation of risk associated with the ability to receive purchase price upon demand (“demand feature”). The second element uses a rating from a variation of the MIG scale called the Variable Municipal Investment Grade (VMIG) scale.

VMIG 1 – This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 2 – This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 3 – This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

SG – This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

S&P MUNICIPAL SHORT-TERM NOTE RATINGS:

An S&P U.S. municipal note rating reflects S&P’s opinion about the liquidity factors and market access risks unique to the notes. Notes due in three years or less will likely receive a note rating. Notes with an original maturity of more than three years will most likely receive a long-term debt rating. In determining which type of rating, if any, to assign, S&P’s analysis will review the following considerations:

– Amortization schedule- the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

– Source of payment- the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

Note rating symbols are as follows:

SP-1 – Strong capacity to pay principal and interest. An issue determined to possess very strong capacity to pay debt service is given a plus (+) designation.

SP-2 – Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3 – Speculative capacity to pay principal and interest.

COMMERCIAL PAPER RATINGS

MOODY’S GLOBAL SHORT-TERM RATINGS:

Short-term ratings are assigned to obligations with an original maturity of thirteen months or less and reflect both on the likelihood of a default on contractually promised payments and the expected financial loss suffered in the event of default.

Prime-1 (P-1) – Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

Prime-2 (P-2) – Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

Prime-3 (P-3) – Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

Not Prime - (NP) – Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

S&P SHORT-TERM ISSUE CREDIT RATINGS:

A-1 – A short-term obligation rated ‘A-1’ is rated in the highest category by S&P. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2 – A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3 – A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B – A short-term obligation rated ‘B’ is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitments.

C – A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D – A short-term obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless S&P believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to ‘D’ if it is subject to a distressed exchange offer.

INTERNATIONAL LONG-TERM CREDIT RATINGS

FITCH RATINGS LTD. (“FITCH”):

International credit ratings relate to either foreign currency or local currency commitments and, in both cases, assess the capacity to meet these commitments using a globally applicable scale. As such, both foreign currency and local currency international ratings are internationally comparable assessments.

The local currency international rating measures the likelihood of repayment in the currency of the jurisdiction in which the issuer is domiciled and hence does not take account of the possibility that it will not be possible to convert local currency into foreign currency, or make transfers between sovereign jurisdictions (transfer and convertibility (T&C) risk).

Foreign currency ratings additionally consider the profile of the issuer or note after taking into account transfer and convertibility risk. This risk is usually communicated for different countries by the Country Ceiling, which “caps” the foreign currency ratings of most, though not all, issuers within a given country.

Where the rating is not explicitly described in the relevant rating action commentary as local or foreign currency, the reader should assume that the rating is a “foreign currency” rating (i.e. the rating is applicable for all convertible currencies of obligation).

AAA – Highest Credit Quality. ‘AAA’ ratings denote the lowest expectation of default risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA – Very High Credit Quality. ‘AA’ ratings denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A – High Credit Quality. ‘A’ ratings denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB – Good Credit Quality. ‘BBB’ ratings indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

BB – Speculative. ‘BB’ ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial flexibility exists which supports the servicing of financial commitments.

B – Highly Speculative. ‘B’ ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.

CCC – Substantial Credit Risk. Default is a real possibility.

CC – Very High Levels Of Credit Risk. Default of some kind appears probable.

C – Exceptionally High Levels Of Credit Risk. Default is imminent or inevitable, or the issuer is in standstill. Conditions that are indicative of a ‘C’ category rating for an issuer include:

-	the issuer has entered into a grace or cure period following non-payment of a material financial obligation;

-	the issuer has entered into a temporary negotiated waiver or standstill agreement following a payment default on a material financial obligation; or

-	Fitch Ratings otherwise believes a condition of ‘RD’ or ‘D’ to be imminent or inevitable, including through the formal announcement of a distressed debt exchange.

RD – Restricted Default. ‘RD’ ratings indicate an issuer that in Fitch Ratings’ opinion has experienced an uncured payment default on a bond, loan or other material financial obligation but which has not entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, and which has not otherwise ceased operating. This would include:

-	the selective payment default on a specific class or currency of debt;

-	the uncured expiry of any applicable grace period, cure period or default forbearance period following a payment default on a bank loan, capital markets security or other material financial obligation;

-	the extension of multiple waivers or forbearance periods upon a payment default on one or more material financial obligations, either in series or in parallel; or

-	execution of a distressed debt exchange on one or more material financial obligations.

D – Default. ‘D’ ratings indicate an issuer that in Fitch Ratings’ opinion has entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, or which has otherwise ceased business.

Default ratings are not assigned prospectively to entities or their obligations; within this context, non-payment on an instrument that contains a deferral feature or grace period will generally not be considered a default until after the expiration of the deferral or grace period, unless a default is otherwise driven by bankruptcy or other similar circumstance, or by a distressed debt exchange.

“Imminent” default typically refers to the occasion where a payment default has been intimated by the issuer, and is all but inevitable. This may, for example, be where an issuer has missed a scheduled payment, but (as is typical) has a grace period during which it may cure the payment default. Another alternative would be where an issuer has formally announced a distressed debt exchange, but the date of the exchange still lies several days or weeks in the immediate future.

In all cases, the assignment of a default rating reflects the agency’s opinion as to the most appropriate rating category consistent with the rest of its universe of ratings, and may differ from the definition of default under the terms of an issuer’s financial obligations or local commercial practice.

Note:

The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the ‘AAA’ Long-Term IDR category, or to Long-Term IDR categories below ‘B’.

NATIONAL LONG-TERM CREDIT RATINGS

FITCH:

For those countries in which foreign and local currency sovereign ratings are below ‘AAA’, and where there is demand for such ratings, Fitch Ratings will provide National Ratings. It is important to note that each National Rating scale is unique and is defined to serve the needs of the local market in question.

The National Rating scale provides a relative measure of creditworthiness for rated entities only within the country concerned. Under this rating scale, an ‘AAA’ Long-Term National Rating will be assigned to the lowest relative risk within that country, which, in most but not all cases, will be the sovereign state.

The National Rating scale merely ranks the degree of perceived risk relative to the lowest default risk in that same country. Like local currency ratings, National Ratings exclude the effects of sovereign and transfer risk and exclude the possibility that investors may be unable to repatriate any due interest and principal repayments. It is not related to the rating scale of any other national market. Comparisons between different national scales or between an individual national scale and the international rating scale are therefore inappropriate and potentially misleading. Consequently they are identified by the addition of a special identifier for the country concerned, such as ‘AAA(arg)’ for National Ratings in Argentina.

In certain countries, regulators have established credit rating scales, to be used within their domestic markets, using specific nomenclature. In these countries, the agency’s National Rating definitions may be substituted by the regulatory scales. For instance, Fitch’s National Short-Term Ratings of ‘F1+(xxx)’, ‘F1(xxx)’, ‘F2(xxx)’ and ‘F3(xxx)’ may be substituted by the regulatory scales, e.g., ‘A1+’, ‘A1’, ‘A2’ and ‘A3’. The below definitions thus serve as a template, but users should consult the individual scales for each country listed on Fitch’s regional websites to determine if any additional or alternative category definitions apply.

AAA(xxx) – ‘AAA’ National Ratings denote the highest rating assigned by the agency in its National Rating scale for that country. This rating is assigned to issuers or obligations with the lowest expectation of default risk relative to all other issuers or obligations in the same country.

AA(xxx) – ‘AA’ National Ratings denote expectations of very low default risk relative to other issuers or obligations in the same country. The default risk inherent differs only slightly from that of the country’s highest rated issuers or obligations.

A(xxx) – ‘A’ National Ratings denote expectations of low default risk relative to other issuers or obligations in the same country. However, changes in circumstances or economic conditions may affect the capacity for timely repayment to a greater degree than is the case for financial commitments denoted by a higher rated category.

BBB(xxx) – ‘BBB’ National Ratings denote a moderate default risk relative to other issuers or obligations in the same country. However, changes in circumstances or economic conditions are more likely to affect the capacity for timely repayment than is the case for financial commitments denoted by a higher rated category.

BB(xxx) – ‘BB’ National Ratings denote an elevated default risk relative to other issuers or obligations in the same country. Within the context of the country, payment is uncertain to some degree and capacity for timely repayment remains more vulnerable to adverse economic change over time.

B(xxx) – ‘B’ National Ratings denote a significantly elevated default risk relative to other issuers or obligations in the same country. Financial commitments are currently being met but a limited margin of safety remains and capacity for continued timely payments is contingent upon a sustained, favorable business and economic environment. For individual obligations, this rating may indicate distressed or defaulted obligations with potential for extremely high recoveries.

CCC(xxx) – ‘CCC’ National Ratings denote that default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic conditions.

CC(xxx) – ‘CC’ National Ratings denote that default of some kind appears probable.

C(xxx) – ‘C’ National Ratings denote that default is imminent.

RD(xxx) – Restricted Default. ‘RD’ ratings indicate an issuer that in Fitch Ratings’ opinion has experienced an uncured payment default on a bond, loan or other material financial obligation but which has not entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, and which has not otherwise ceased business. This would include:

-	the selective payment default on a specific class or currency of debt;

-	the uncured expiry of any applicable grace period, cure period or default forbearance period following a payment default on a bank loan, capital markets security or other material financial obligation;

-	the extension of multiple waivers or forbearance periods upon a payment default on one or more material financial obligations, either in series or in parallel; or

-	execution of a distressed debt exchange on one or more material financial obligations.

D(xxx) – ‘D’ National Ratings denote an issuer or instrument that is currently in default.

SHORT-TERM CREDIT RATINGS

FITCH:

A short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity or security stream, and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-Term Ratings are assigned to obligations whose initial maturity is viewed as “short term” based on market convention. Typically, this means up to 13 months for corporate, sovereign and structured obligations, and up to 36 months for obligations in U.S. public finance markets.

F1 – Highest Short-Term Credit Quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2 – Good Short-Term Credit Quality. Good intrinsic capacity for timely payment of financial commitments.

F3 – Fair Short-Term Credit Quality. The intrinsic capacity for timely payment of financial commitments is adequate.

B – Speculative Short-Term Credit Quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

C – High Short-Term Default Risk. Default is a real possibility.

RD – Restricted Default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Typically applicable to entity ratings only.

D – Default. Indicates a broad-based default event for an entity, or the default of a short-term obligation.

NATIONAL SHORT-TERM CREDIT RATINGS

FITCH:

F1(xxx) – Indicates the strongest capacity for timely payment of financial commitments relative to other issuers or obligations in the same country. Under the agency’s National Rating scale, this rating is assigned to the lowest default risk relative to others in the same country. Where the liquidity profile is particularly strong, a “+” is added to the assigned rating.

F2(xxx) – Indicates a good capacity for timely payment of financial commitments relative to other issuers or obligations in the same country. However, the margin of safety is not as great as in the case of the higher ratings.

F3(xxx) – Indicates an adequate capacity for timely payment of financial commitments relative to other issuers or obligations in the same country. However, such capacity is more susceptible to near-term adverse changes than for financial commitments in higher rated categories.

B(xxx) – Indicates an uncertain capacity for timely payment of financial commitments relative to other issuers or obligations in the same country. Such capacity is highly susceptible to near-term adverse changes in financial and economic conditions.

C(xxx) – Indicates a highly uncertain capacity for timely payment of financial commitments relative to other issuers or obligations in the same country. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

RD(xxx): Restricted Default. – Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Applicable to entity ratings only.

D(xxx) – Indicates actual or imminent payment default.

Notes to Long-Term and Short-Term National Ratings:

The ISO International Country Code is placed in parentheses immediately following the rating letters to indicate the identity of the National market within which the rating applies. For illustrative purposes, (xxx) has been used.

“+” or “-” may be appended to a National Rating to denote relative status within a major rating category. Such suffixes are not added to the ‘AAA(xxx)’ Long-Term National Rating category, to categories below ‘CCC(xxx)’, or to Short-Term National Ratings other than ‘F1(xxx)’.

APPENDIX B

RBC Funds Trust

Proxy Voting Policies and Procedures

Introduction

As registered investment management companies, the RBC Funds (each a “Fund” and, collectively, the “Funds”) are required to (i) file proxy voting records with the SEC and make them available to shareholders, (ii) provide disclosure describing how proxies of portfolio securities held by the Funds are voted, and (iii) disclose in shareholder reports how individuals can access the Funds’ description of their policies and procedures.

Since each of the Funds of the RBC Funds Trust (the “Trust”) is the beneficial owner of its portfolio securities, the Funds’ Board of Trustees (“Board”), acting on the Funds’ behalf, is responsible for voting portfolio securities. As a practical matter, the Board has delegated this function to RBC Global Asset Management (U.S) Inc. (“RBC GAM (US) or the “Adviser”), the Funds’ Adviser and co-administrator, subject to the Board’s oversight.

All material amendments to these Procedures must either be approved in advance by the Board or ratified by the Board as determined by the RBC Funds Chief Compliance Officer (“CCO”) upon consultation with Counsel to the Independent Trustees. Non-material amendments to these Procedures may be made by the CCO and reported to the Board at the next scheduled in-person meeting.

Applicable Regulations

See Disclosure of Proxy Voting Policies and Procedures and Proxy Voting Records by Registered Investment Management Companies, SEC Release Nos. 33-8188, 34-47304, IC-25922, (January 31, 2003), as further described below.

1.  Proxy Voting Record

Rule 30b1-4 of the Investment Company Act of 1940 requires that the Funds file complete proxy voting records on an annual basis on Form N-PX, which contains the complete proxy voting record for the twelve-month period ended June 30, by no later than August 31 of each year.

Pursuant to Form N-1A, the Funds are required to disclose in their Statement of Additional Information (“SAI”) and shareholder reports that proxy voting records are available to shareholders (i) without charge upon request by calling a specified toll-free (or collect) number or through the Funds’ website at a specified address and (ii) on the SEC’s website at http://www.sec.gov.

2.  Disclosure of Proxy Voting Policies and Procedures

Pursuant to Form N-1A, the Funds are required to disclose in their SAI the policies and procedures that they use for voting proxies. The disclosure must include the policies the Funds use when there is a conflict of interest between shareholders and the Funds’ Adviser, Sub-Advisers, principal underwriter, or other affiliated person. The disclosure should also include general policies and procedures for voting on specific types of issues.

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3.  Disclosure Regarding Access to the Funds’ Description of Policies and Procedures

Pursuant to Form N-1A, the Funds are required to disclose in their shareholder reports how individuals can access the Funds’ description of the policies and procedures that they use to vote proxies (i) without charge upon request by calling a specified toll-free (or collect) number, (ii) on the Funds’ website at a specified address, if applicable and (iii) on the SEC’s website at http://www.sec.gov.

Policies

●	The Trust seeks to assure that proxies received by the Trust or its delegate are voted in the best interests of the Trust’s shareholders, and has accordingly adopted these policies and procedures on behalf of each Fund.

●	Proxies of the Funds’ portfolio securities shall generally be voted in accordance with the Adviser’s custom proxy guidelines (the “Guidelines”). The Adviser reviews and updates the Guidelines on an ongoing basis as corporate governance best practices evolve. While proxies will generally be voted in accordance with the Guidelines, there may be circumstances where the Adviser believes it is in the best interests of the Funds’ shareholders to vote differently than as contemplated by the Guidelines, or to withhold a vote or abstain from voting.

●	Institutional Shareholder Services Inc. (“ISS”), owned by VISS Holdings, Inc., an affiliate of Vestar Capital Partners, has been engaged as the Adviser’s and Funds’ proxy research and voting service. The Adviser has satisfied itself that ISS has implemented adequate policies and procedures, including information barriers, to reasonably guard against and to resolve any conflicts of interest which may arise in connection with its provision of research analyses, vote recommendations, and proxy voting services. The Adviser has no affiliation or material business, professional or other relationship with ISS.

●	The Adviser has engaged RBC Global Asset Management Inc., (“RBC GAM Inc.”), an affiliate of the Adviser, to review proxy recommendations and votes entered by ISS on the Funds’ behalf to confirm adherence to the Guidelines.

Procedures

1.	Direction of Ballots to Proxy Voting Agent

The Funds’ custodians have been instructed to direct all ballots, meeting notices and other proxy materials to ISS for voting in accordance with the Guidelines. As new Funds under the Trust are established or additional custodial accounts opened for existing Funds, the Funds’ Treasurer and Chief Financial Officer shall complete all required documentation to ensure proxy ballots for such Funds and accounts are properly directed to ISS.

2.	Proxy Vote Overrides

If a portfolio manager or other personnel of the Adviser would like to recommend that a particular proxy be voted in a manner that is different from the Guidelines, such request must be submitted in writing to the Adviser’s Proxy Working Group (the “Working Group”) using the Adviser’s Proxy Override Request Form. The request shall be submitted to the Working Group, of which the Fund’s Treasurer and Chief Financial Officer is a member, and must be approved by the Adviser’s CIO. If a portfolio manager or other personnel of an affiliated Sub-Adviser would like to recommend that a particular proxy be voted in a manner that is different from the Guidelines, such request shall be submitted in writing to the Proxy Voting Committee of RBC GAM Inc. for review and approval, of which

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a representative of the Adviser is a member. All proxy vote override requests involving a security held by a Fund will be reviewed by the Adviser’s CIO or his delegate. The Fund’s Treasurer and Chief Financial Officer will also be notified of such proxy vote override requests. If approved, RBC GAM Inc. will instruct ISS to vote the proxy in accordance with the override request.

All proxy vote override requests, whether approved or declined, involving a security held by one or more of the Funds will be reported to the Governance Committee of the Board at its next regularly scheduled meeting.

3.	Oversight and Coordination of Form N-PX Filing

The Funds’ Treasurer and Chief Financial Officer shall oversee and coordinate the Form N-PX filing process, including the following:

●	Identification of respective Funds and Fund accounts held at each Custodian that report to the proxy voting agent and tabulator;

●	Maintenance of account groups and/or account identification used in the proxy voting process;

●	Review of interim reports, including a review of un-voted meetings and appropriate resolution to such meetings, as necessary;

●	Review of voting history for twelve-month reporting period; and

●	Review and approval of EDGARized Form N-PX filing and verification that filing was completed within required time frame.

For each matter relating to a portfolio security considered at any shareholder meeting held during the period covered by the report, and with respect to which the Fund was entitled to vote, Form N-PX requires the following information:

●	The name of the issuer of the portfolio security

●	The exchange ticker symbol and CUSIP number for the portfolio security

●	The shareholder meeting date

●	A brief identification of the matter voted on

●	Whether the matter was proposed by the issuer or by a security holder

●	Whether and how the fund cast its vote on the matter

●	Whether the fund cast its vote for or against management

4.	Board Oversight

The Board fulfills its oversight responsibilities in a number of ways, including, but not limited to, the following:

●	Review and approval of the Funds’ Proxy Voting Policies and Procedures

●	Annual review and adoption of the Adviser’s Proxy Voting Guidelines

●	Review of reports provided to the Governance Committee of the Board and/or the Board by the Funds’ Treasurer and Chief Financial Officer

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Escalation

Exceptions or violations related to these policies and procedures shall be escalated to the Funds’ Treasurer and Chief Financial Officer, the Funds’ President, and the Funds’ Chief Compliance Officer.

Reporting

The Funds’ Treasurer and Chief Financial Officer will present an annual summary to the Governance Committee of the Board related to proxy voting matters.

The Funds’ Treasurer and Chief Financial Officer will provide a summary to the Governance Committee of the Board of all instances in which the Adviser’s Proxy Working Group has received and considered requests to vote a proxy in a manner that is different than the Adviser’s Proxy Voting Guidelines.

As requested by the Board or the Governance Committee of the Board, other information related to proxy voting activities will be presented by the Funds’ Treasurer and Chief Financial Officer.

Recordkeeping

The Fund shall maintain and preserve for a period of not less than seven years (the first two years in an easily accessible place) a copy of these Procedures, as well as any documentation described in these Procedures.

Disclosures

1.	Form N-PX

The Funds file Form N-PX annually, which contains complete proxy voting records for the twelve-month period ended June 30, by no later than August 31 of each year.

2.	Statement of Additional Information

The Funds disclose in their SAIs the policies and procedures that they use with respect to voting proxies.

The Funds also disclose that voting records are available to shareholders either upon request or through the SEC website.

3.	Shareholder Reports

The Funds disclose in their shareholder reports that a description of the Funds’ proxy voting policies and procedures is available (i) without charge, upon request; (ii) on the Funds’ website; and (iii) on the SEC’s website.

The Funds also disclose that voting records are available to shareholders on the Funds’ website and on the SEC’s website.

Business Owner

RBC Funds Trust Treasurer and Chief Financial Officer

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Related Policies and Procedures

●	Annual Registration Statement Update Procedures

Annual Review

An annual review of these Policies and Procedures to assess adequacy and effectiveness of implementation is conducted in conjunction with the Funds’ Rule 38a-1 annual report.

Approval Date

-	September 12, 2008

Material Revision Dates

-	February 22, 2010 (approved by the Board on March 23, 2010)

-	September 1, 2011 (approved by the Board on September 27, 2011)

-	June 9, 2015 (approved by the Board on June 18, 2015)

-	March 15, 2016 (approved by the Board on March 30, 2016)

Non-Material Revision Dates

-	August 19, 2009 (reported to the Board on September 2, 2009)

-	October 31, 2009 (reported to the Board on December 1, 2009)

-	June 11, 2012 (reported to the Board on June 26, 2012)

-	April 30, 2013 (reported to the Board on June 18, 2013)

-	March 12, 2015 (reported to the Board on March 31, 2015)

-	June 8, 2016 (reported to the Board on June 28, 2016)

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